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As filed with the Securities and Exchange Commission on March 23, 2007

Registration No. 333-140620

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☒    PRE-EFFECTIVE AMENDMENT NO. 3
☐    POST-EFFECTIVE AMENDMENT NO.

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

280 Park Avenue, 22nd Floor
Building East
New York, New York 10017
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 750-7300

Michael D. Weiner
c/o Ares Management LLC
1999 Avenue of the Stars, Suite 1900
Los Angeles, CA 90067
(310) 201-4200
(Name and Address of Agent for Service)

Copies of information to:

Michael A. Woronoff
Monica J. Shilling
Proskauer Rose LLP
2049 Century Park East, 32nd Floor
Los Angeles, CA 90067-3206
(310) 557-2900

           Approximate Date of Proposed Public Offering:    From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☒

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(6)

Common Stock, $0.001 par value per share(2)
Preferred Stock, $0.001 par value per share(2)
Warrants(3)
Debt Securities(4)
Total			$600,000,000(5)	$64,200

(1)
Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

(2)
Subject to Note 5 below, there is being registered hereunder an indeterminate number of common stock or preferred stock as may be sold, from time to time.

(3)
Subject to Note 5 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.

(4)
Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $600,000,000.

(5)
In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $600,000,000.

(6)
Previously paid.

                 THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated March 23, 2007

PROSPECTUS

$600,000,000

Common Stock
Preferred Stock
Warrants
Debt Securities

              Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland that is regulated as a business development company under the Investment Company Act of 1940. We were founded in April 2004 and completed our initial public offering on October 8, 2004. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases may include an equity component, and, to a lesser extent, in equity investments, in private middle market companies.

              We are managed by Ares Capital Management LLC, an affiliate of Ares Management LLC, an independent Los Angeles based firm that currently manages investment funds that have approximately $12.0 billion of committed capital. Ares Technical Administration, LLC provides the administrative services necessary for us to operate.

              Our common stock is quoted on The NASDAQ Global Select Market under the symbol "ARCC." On March 22, 2007, the last reported sales price of our common stock on The NASDAQ Global Select Market was $18.55 per share.

              Investing in our securities involves risks that are described in the "Risk Factors" section beginning on page 16 of the prospectus.

              We may offer, from time to time, in one or more offerings or series, together or separately, up to $600,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the "securities". The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net value per share of our common stock at the time we make the offering. This prospectus and the accompanying prospectus supplement concisely provide important information you should know before investing in our securities. Please read the prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. Our Internet address is http://www.arescapitalcorp.com. We make available free of charge on our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission or the "SEC". The SEC also maintains a website at www.sec.gov that contains such information.

              Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

              This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is                        , 2007.

              You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the accompanying prospectus supplement is accurate only as of the date on the front cover of this prospectus and the accompanying prospectus supplement, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

i

ABOUT THIS PROSPECTUS

              This prospectus is part of a registration statement that we have filed with the SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, up to $600,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings "Available Information" and "Risk Factors" before you make an investment decision.

ii

PROSPECTUS SUMMARY

              This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its subsidiaries; "Ares Capital Management," "investment adviser" or Investment Adviser refers to Ares Capital Management LLC; "Ares Administration" refers to Ares Technical Administration, LLC; and "Ares" refers to Ares Partners Management Company LLC and its affiliated companies, including Ares Management LLC.

THE COMPANY

              Ares Capital is a specialty finance company that is a closed-end, non-diversified management investment company, regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, or the "1940 Act." We were founded in April 2004 and completed our initial public offering on October 8, 2004. Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. We primarily invest in U.S. middle market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive.

              We primarily invest in first and second lien senior loans and long-term mezzanine debt. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt is subordinated to senior loans and is generally unsecured. In some cases, we may also receive warrants or options in connection with our debt instruments. Our investments have generally ranged between $10 million and $50 million each, although the investment sizes may be more or less than the targeted range and are expected to grow with our capital availability. We also, to a lesser extent, make equity investments in private middle market companies. These investments have generally been less than $10 million each but may grow with our capital availability and are usually made in conjunction with loans we make to these companies. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may syndicate a portion of such amount to third parties prior to closing such investment, such that we make a smaller investment than what was reflected in our original commitment. In this prospectus, we generally use the term "middle market" to refer to companies with annual EBITDA between $5 million and $50 million. EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              The first and second lien senior loans generally have stated terms of three to ten years and the mezzanine debt investments generally have stated terms of up to ten years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service or lower than "BBB-" by Standard & Poor's Corporation). We may initially invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage Ares' current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investments. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares' senior principals have worked together for many years and have substantial experience investing in senior loans, high yield bonds, mezzanine debt and private equity. The Company has access to the Ares staff of approximately 66 investment professionals and to the 50 administrative professionals employed by Ares who provide assistance in accounting, legal, compliance and investor relations.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of private companies, we also may invest up to 30% of the portfolio in opportunistic investments. Such investments may include investments in high-yield bonds, debt and equity securities in collateralized debt obligation vehicles and distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. As part of this 30% of the portfolio, we may also invest in debt of middle market companies located outside of the United States, which investments are not anticipated to be in excess of 10% of the portfolio at the time such investments are made.

About Ares

              Ares is an independent firm with approximately $12.0 billion of total committed capital and over 150 employees. Ares was founded in 1997 by a group of highly experienced investment professionals.

              Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the acquisition and management of senior loans, high yield bonds, mezzanine and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle market companies. Ares has the ability to invest across a capital structure, from senior secured floating rate debt to common equity.

              Ares is comprised of the following groups:

  •
  Capital Markets Group. The Ares Capital Markets Group currently manages a variety of funds and investment vehicles that have approximately $7.4 billion of committed capital, focusing primarily on syndicated senior secured loans, high yield bonds, distressed debt, other liquid fixed income investments and other publicly traded debt securities.

  •
  Private Debt Group. The Ares Private Debt Group manages the assets of Ares Capital. The Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt.

  •
  Private Equity Group. The Ares Private Equity Group manages the Ares Corporate Opportunities Fund L.P. and the Ares Corporate Opportunities Fund II, L.P. (collectively referred to as "ACOF"), which together have approximately $2.8 billion of committed capital. ACOF generally makes private equity investments in companies in amounts substantially larger than the private equity investments anticipated to be made by Ares Capital. The Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

              Ares' senior principals have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly-disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and high net worth individuals investing in Ares funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by a dedicated origination and transaction development team of 19 investment professionals, including our President, Michael J. Arougheti, which team is augmented by Ares' additional investment professionals, primarily its 31 member Capital Markets Group. Ares Capital Management's investment committee has five members, including Mr. Arougheti and four founding members of Ares. In addition, Ares Capital Management leverages off of Ares' entire investment platform and benefits from the Ares investment professionals' significant capital markets, trading and research expertise developed through Ares industry analysts. Ares funds have made investments in over 1,100 companies in over 30 different industries and currently hold over 450 investments in over 30 different industries.

MARKET OPPORTUNITY

              We believe the environment for investing in middle market companies is attractive for the following reasons:

  •
  We believe that many senior lenders have, in recent years, de-emphasized their service and product offerings to middle market businesses in favor of lending to large corporate clients and managing capital markets transactions.

  •
  We believe there is increased demand among private middle market companies for primary capital. Many middle-market firms have faced increased difficulty raising debt in the capital markets, due to a continuing preference for larger size high yield bond issuances.

  •
  We believe there is a large pool of uninvested private equity capital for middle market companies. We expect private equity firms will seek to leverage their investments by combining capital with senior secured loans and mezzanine debt from other sources.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers in middle market companies:

Existing investment platform

              Ares currently manages approximately $12.0 billion of committed capital in the related asset classes of syndicated loans, high yield bonds, mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital.

Seasoned management team

              Ares senior professionals have an average of over 20 years experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities. As a result of Ares' extensive investment experience, Ares and its senior principals have developed a strong reputation in the capital markets. We believe that this experience affords Ares Capital a competitive advantage in identifying and investing in middle market companies with the potential to generate positive returns.

Experience and focus on middle market companies

              Ares has historically focused on investments in middle market companies and we benefit from this experience. Our investment adviser uses Ares' extensive network of relationships with intermediaries focused on middle market companies, to attract well-positioned prospective portfolio company investments. In particular, our investment adviser works closely with the Ares investment professionals, who oversee a portfolio of investments in over 450 companies, and provide access to an extensive network of relationships and special insights into industry trends and the state of the capital markets.

Disciplined investment philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent investment approach that was developed over 15 years ago by several of its founders. Ares Capital Management's investment philosophy and portfolio construction involve an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. Our investment approach emphasizes capital preservation, low volatility and minimization of downside risk.

Extensive industry focus

              We concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals historically have had extensive investment experience. Since its inception in 1997, Ares investment professionals have invested in over 1,100 companies in over 30 different industries, and over this time have developed long-term relationships with management teams and management consultants within these industries. The experience of Ares' investment professionals in investing across these industries, throughout various stages of the economic cycle, provides our investment adviser with access to ongoing market insights and favorable investment opportunities.

Flexible transaction structuring

              We are flexible in structuring investments, the types of securities in which we invest and the terms associated with such investments. The principals of Ares have extensive experience in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. This approach and experience should enable our investment adviser to identify attractive investment opportunities throughout the economic cycle and across a company's capital structure so that we can make investments consistent with our stated objectives.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by Ares Capital Management and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is an investment adviser that is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our amended and restated investment advisory and management agreement, referred to herein as our investment advisory and management agreement, we have agreed to pay Ares Capital Management an annual base management fee based on our total assets, as defined under the 1940 Act (other than cash and cash equivalents but including assets purchased with borrowed funds), and an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. While we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See "Regulation." We have elected to be treated for federal income tax purposes as a regulated investment company, or a "RIC," under Subchapter M of the Internal Revenue Code of 1986, or the "Code." See "Material U.S. Federal Income Tax Considerations."

LIQUIDITY

              We are party to a Senior Secured Revolving Credit Agreement that provides for up to $350 million of borrowings, which expires on December 28, 2010. In addition, our wholly owned subsidiary, Ares Capital CP Funding LLC, is party to a separate credit facility (together with the Senior Secured Revolving Credit Agreement, the "Facilities") that provides for up to $350 million of borrowings, which expires on October 31, 2007, unless extended prior to such date with the consent of the lenders.

RISK FACTORS

              Investing in Ares Capital involves risks. The following is a summary of certain risks that you should carefully consider before investing in our securities. In addition, see "Risk Factors" beginning on page 15 for a more detailed discussion of the factors you should carefully consider before deciding to invest in our securities.

Risks Relating to Our Business

  •
  A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

  •
  The Company may not replicate Ares' historical success.

  •
  We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals.

  •
  We are a new company with a limited operating history.

  •
  Our investment adviser and the members of its investment committee have limited experience managing a BDC.

  •
  Our financial condition and results of operation will depend on our ability to manage future growth effectively.

  •
  Our ability to grow will depend on our ability to raise capital.

  •
  We operate in a highly competitive market for investment opportunities.

  •
  We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

  •
  We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

  •
  Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

  •
  We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

  •
  We will be exposed to risks associated with changes in interest rates.

  •
  Many of our portfolio investments are not publicly traded and, as a result, there will be uncertainty as to the value of our portfolio investments.

  •
  The lack of liquidity in our investments may adversely affect our business.

  •
  We may experience fluctuations in our quarterly results.

  •
  There are significant potential conflicts of interest that could impact our investment returns.

  •
  Our investment adviser's liability is limited under the investment management agreement, and we will indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

  •
  We may be obligated to pay our manager incentive compensation even if we incur a loss.

  •
  Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

  •
  Our ability to enter into transactions with our affiliates will be restricted.

Risks Relating To Our Investments

  •
  Our portfolio is concentrated in a limited number of portfolio companies, which subjects us to a risk of significant loss if any of these companies defaults on its obligations.

  •
  Our investments may be risky, and you could lose all or part of your investment.

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

  •
  There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

  •
  An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies and a greater vulnerability to economic downturns.

  •
  Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

  •
  Investments in equity securities involve a substantial degree of risk.

  •
  Our incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.

  •
  Our investments in foreign debt may involve significant risks in addition to the risks inherent in U.S. investments. We may expose ourselves to risks if we engage in hedging transactions.

  •
  We will initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.

  •
  When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

  •
  Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Risks Relating To Offerings

  •
  There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

  •
  Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

  •
  Investing in our common stock may involve an above average degree of risk.

  •
  The market price of our common stock may fluctuate significantly.

  •
  The trading market or market value of our publicly traded debt securities may fluctuate.

  •
  Terms relating to redemption may materially adversely affect your return on our debt securities.

  •
  Our credit ratings may not reflect all risks of an investment in our debt securities.

  •
  We may allocate the net proceeds from offerings in ways with which you may not agree.

  •
  Our shares may trade at discounts from net asset value.

  •
  Investors in offerings of our common stock will incur immediate dilution upon the closing of such offering.

  •
  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

OUR CORPORATE INFORMATION

              Our administrative offices are located at 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067, telephone number (310) 201-4200, and our executive offices are located at 280 Park Avenue, 22nd Floor, Building East, New York, New York 10017, telephone number (212) 750-7300.

OFFERINGS

              We may offer, from time to time, up to $600,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus; provided that the offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of an offering.

              We may offer our securities directly to one or more purchasers, through agents that we designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

              Set forth below is additional information regarding offerings of our securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objectives and strategies and repaying indebtedness. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds."
Distributions
We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors. For more information, see "Dividends."
Taxation
We have elected to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, out of assets legally available for distribution. See "Risk Factors—We will be subject to corporate level income tax if we are unable to qualify as a RIC" and "Distributions."
Dividend reinvestment plan
We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."

NASDAQ Global Select Market symbol	"ARCC"
Anti-takeover provisions
Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See "Description of Our Stock."
Leverage
We borrow funds to make additional investments. We use this practice, which is known as "leverage," to attempt to increase returns to our common stockholders, but it involves significant risks. See "Risk Factors," "Senior Securities" and "Regulation—Indebtedness and Senior Securities." With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing.
Management arrangements
Ares Capital Management serves as our investment adviser. Ares Administration serves as our administrator. For a description of Ares Capital Management, Ares Administration, Ares and our contractual arrangements with these companies, see "Management—Investment Advisory and Management Agreement," and "—Administration Agreement."
Available information
We are required to file periodic reports, proxy statements and other information with the SEC. This information is available free of charge on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information.

FEES AND EXPENSES

              The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Ares Capital," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid by us	—	(1)
Offering expenses borne by us	—	(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid by us	—	(4)

Estimated annual expenses (as a percentage of consolidated net assets attributable to common stock)(5):
Management fees	2.56	%(6)
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income, subject to certain limitations)	2.47	%(7)
Interest payments on borrowed funds	2.36	%(8)
Other expenses	0.85	%(9)

Total annual expenses (estimated)	8.23	%(10)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses."

(4)
The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
"Consolidated net assets attributable to common stock" equals net asset value at December 31, 2006.

(6)
Our management fee is 1.5% of our total assets other than cash and cash equivalents (which includes assets purchased with borrowed amounts). For the purposes of this table, we have assumed that we maintain no cash or cash equivalents. The 2.56% reflected on the table is calculated on our net assets (rather than our total assets). See "Management—Investment Advisory and Management Agreement."

(7)
This item represents our incentive fees based on actual amounts earned on our pre-incentive fee net income for the year ended December 31, 2006 and based on the actual realized capital gains as of December 31, 2006, computed net of realized capital losses and unrealized capital depreciation. We expect to invest all of the net proceeds from securities registered under the registration statement of which this prospectus is a part pursuant to a particular prospectus supplement within three months of the date of the offering pursuant to such prospectus supplement and may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of offerings pursuant to this prospectus. Since our inception, the average quarterly incentive fee payable to our investment adviser has been approximately 0.58% of our weighted net assets (2.30% on an annualized basis). For more detailed information about incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements as of December 31, 2006.

  The incentive fee consists of two parts:

  The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2.00% quarterly (8% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.00% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.50% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

  The second part, payable annually in arrears for each calendar year ending on or after December 31, 2004, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

  We will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) is less than 8.0% of our net assets at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases.

  See "Management—Investment Advisory and Management Agreement."

(8)
"Interest payments on borrowed funds" represents our interest expenses based on actual interest and credit facility expense incurred for the year ended December 31, 2006. During the year ended December 31, 2006, the average borrowings were $262.4 million and cash paid for interest expense was $14.4 million. We had outstanding borrowings of $482.0 million at December 31, 2006. This item is based on our assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. The amount of leverage that we employ at any particular time will depend on, among other things, our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us."

(9)
Includes our overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by Ares Administration in performing its obligations under the administration agreement. Such expenses are based on other expenses for the year ended December 31, 2006. See "Management—Administration Agreement." The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

(10)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the "Total annual expenses" percentage were calculated instead as a percentage of consolidated total assets, our "Total annual expenses" would be 4.83% of consolidated total assets.

Example

              The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents, and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return(1)	$59	$176	$290	$567

(1)
The above illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation. The expenses you would pay, based on a $1,000 investment and assuming a 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $69; 3 years, $204; 5 years, $336; and 10 years, $647. However, cash payment of the capital incentive fee would be deferred if during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) was less than 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

              The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

              This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL AND OTHER DATA

              The following selected financial and other data for the period from June 23, 2004 (inception) through December 31, 2004 and the years ended December 31, 2005 and 2006, are derived from our consolidated financial statements that have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus. The selected quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are included elsewhere in this prospectus.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Years Ended December 31, 2006 and December 31, 2005
and As of and For the Period June 23, 2004 (inception) Through December 31, 2004

	As of and For the Year Ended December 31, 2006	As of and For the Year Ended December 31, 2005	As of and For the Period June 23, 2004 (inception) Through December 31, 2004
Total Investment Income	$120,020,908	$41,850,477	$4,380,848
Net Realized and Unrealized Gain on Investments	13,063,717	14,727,276	475,393
Total Expenses	(63,389,303)	(14,726,677)	(1,665,753)

Net Increase in Stockholders' Equity Resulting from Operations	$69,695,322	$41,851,076	$3,190,488

Per Share Data:
Net Increase in Stockholder's Equity Resulting from Operations:
Basic:	$1.61	$1.78	$0.29
Diluted:	$1.61	$1.78	$0.29
Cash Dividend Declared:	$1.64	$1.30	$0.30
Total Assets	$1,347,990,954	$613,645,144	$220,455,614
Total Debt	$482,000,000	$18,000,000	$55,500,000
Total Stockholders' Equity	$789,433,404	$569,612,199	$159,708,305
Other Data:
Number of Portfolio Companies at Period End	60	38	20
Principal Amount of Investments Purchased(1)	$1,087,507,000	$504,299,000	$234,102,000
Principal Amount of Investments Sold and Repayments(2)	$430,021,000	$108,415,000	$52,272,000
Total Return Based on Market Value(3)	29.12%	(10.60)%	31.53%
Total Return Based on Net Asset Value(4)	10.73%	12.04%	(1.80)%
Weighted Average Yield of Debt and Income Producing Equity Securities(5):	11.95%	11.25%	12.36%

(1)
The information presented for the period June 23, 2004 (inception) through December 31, 2004 includes $140.8 million of the assets purchased from the Royal Bank of Canada and excludes $9.7 million of publicly traded fixed income securities.

(2)
The information presented for the period June 23, 2004 (inception) through December 31, 2004 excludes $9.7 million of publicly traded fixed income securities.

(3)
Total return based on market value for the year ended December 31, 2006 equals the increase of the ending market value at December 31, 2006 of $19.11 per share over the ending market value at December 31, 2005 of $16.07 per share plus the declared dividends of $1.64 per share for the year ended December 31, 2006. Total return based on market value for the year ended December 31, 2005 equals the decrease of the ending market value at December 31, 2005 of $16.07 per share over the ending market value at December 31, 2004 of $19.43 per share plus the declared dividends of $1.30 per share for the year ended December 31, 2005. Total return based on market value for the period June 23, 2004 (inception) through December 31, 2004 equals the increase of the ending market value at December 31, 2004 of $19.43 per share over the offering price of $15.00 per share plus the declared dividend of $0.30 per share (includes return of capital of $0.01 per share) for holders of record on December 27, 2004, divided by the offering price. Total return based on market value is not annualized.

(4)
Total return based on net asset value for the year ended December 31, 2006 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.64 per share for the year ended December 31, 2006, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2005 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.30 per share for the year ended December 31, 2005, divided by the beginning net asset value. Total return based on net asset value for the period June 23, 2004 (inception) through December 31, 2004 equals the change in net asset value during the period plus the declared dividend of $0.30 per share (includes return of capital of $0.01 per share) for holders of record on December 27, 2004, divided by the beginning net asset value. Total return based on net asset value is not annualized.

(5)
Weighted average yield on debt and income producing equity securities is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount on accruing debt divided by (b) total debt and income producing equity securities at fair value.

SELECTED QUARTERLY DATA (Unaudited)

	2006				2005				2004
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4(1)
Total investment income	$37,508,058	$31,831,794	$30,489,751	$20,191,305	$14,890,281	$11,607,989	$9,601,615	$5,750,592	$4,380,848
Net investment income before net realized and unrealized gain on investments and incentive compensation	$23,508,149	$21,792,136	$16,233,294	$14,614,419	$11,071,081	$8,887,631	$7,567,053	$3,800,113	$3,009,749
Incentive compensation	$5,188,969	$4,464,141	$6,940,399	$2,922,884	$(510,478)	$2,643,353	$1,798,919	$270,284	$95,471
Net investment income before net realized and unrealized gain on investments	$18,319,180	$17,327,995	$9,292,895	$11,691,535	$11,581,559	$6,244,278	$5,768,134	$3,529,829	$2,914,278
Net realized and unrealized gain on investments	$2,699,307	$813,127	$7,399,785	$2,151,498	$4,281,465	$3,637,612	$1,834,122	$4,974,077	$475,393
Net increase in stockholders' equity resulting from operations	$21,018,487	$18,141,122	$16,692,680	$13,843,033	$15,863,024	$9,881,890	$7,602,256	$8,503,906	$3,389,671
Basic and diluted earnings per common share	$0.42	$0.39	$0.44	$0.36	$0.45	$0.42	$0.33	$0.69	$0.34
Net asset value per share as of the end of the quarter	$15.17	$15.06	$15.10	$15.03	$15.03	$15.08	$14.97	$14.96	$14.43

(1)
The Company was initially funded on June 23, 2004 (inception) but had no significant operations until the fourth quarter of 2004. The sole activity for the second and third quarters of 2004 was the incurrence of $199,183 in organizational expenses.

RISK FACTORS

              Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value of our common stock and the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

              If we do not continue to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility.

The Company may not replicate Ares' historical success.

              Our primary focus in making investments differs from those of other private funds that are or have been managed by Ares' investment professionals. Further, investors in Ares Capital are not acquiring an interest in other Ares funds. While Ares Capital may consider potential co-investment participation in portfolio investments with other Ares funds (other than ACOF), no investment opportunities are currently under consideration and any such investment activity could be subject to, among other things, regulatory and independent board member approvals, the receipt of which, if sought, cannot be assured. Accordingly, we cannot assure you that Ares Capital will replicate Ares' historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by those private funds.

We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals.

              We depend on the diligence, skill and network of business contacts of the members of Ares Capital Management's investment committee. We also depend, to a significant extent, on Ares Capital Management's access to the investment professionals of Ares and the information and deal flow generated by Ares' investment professionals in the course of their investment and portfolio management activities. Our future success will depend on the continued service of Ares Capital Management's investment committee. The departure of any of the members of Ares Capital Management's investment committee, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on our ability to achieve our investment objectives. In addition, we cannot assure you that Ares Capital Management will remain our investment adviser or that we will continue to have access to Ares' investment professionals or its information and deal flow.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

              Our ability to achieve our investment objectives depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on Ares Capital Management's ability to identify, invest in and monitor companies that meet our investment criteria.

              Accomplishing this result on a cost-effective basis is largely a function of Ares Capital Management's structuring of the investment process and its ability to provide competent, attentive and efficient services to us. Our executive officers and the members of Ares Capital Management have substantial responsibilities in connection with their roles at Ares and with the other Ares funds as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide managerial assistance to our portfolio companies on behalf of our administrator. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Ares Capital Management will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will be retained. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our ability to grow will depend on our ability to raise capital.

              We will need to periodically access the capital markets to raise cash to fund new investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to maintain our current Facilities or obtain other lines of credit at all or on terms acceptable to us.

We operate in a highly competitive market for investment opportunities.

              A number of entities compete with us to make the types of investments that we make in middle market companies. We compete with other business development companies, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, high yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objectives.

              We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We also compete with our competitors based on our existing investment platform, our seasoned management team, our experience and focus on middle market companies, our disciplined investment philosophy, our extensive industry focus and our flexible transaction structuring. For a more detailed discussion of these competitive advantages, see "Business—Competitive Advantages."

              We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

              To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements.

              The annual distribution requirement for a RIC is satisfied if we distribute to our stockholders on a timely basis an amount equal to at least 90% of our ordinary income and generally net short-term capital gain in excess of net long-term capital loss, if any, reduced by deductible expenses for each year. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under our loan agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax.

              To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (i) dispose of certain investments quickly or (ii) raise additional capital to prevent the loss of RIC status. If we fail to qualify as a RIC for any reason and become or remain subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

              For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, non-cash income from pay-in-kind securities and deferred payment securities.

              Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See "Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

              If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

              We may issue debt securities or preferred stock, which we refer to collectively as "senior securities," and borrow money from banks or other financial institutions up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends and could prevent us from maintaining our status as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. As of December 31, 2006, our asset coverage for senior securities was 264%.

              We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

              In addition, we have, and may in the future, seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act may also impose restrictions on the structure of any securitization.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

              As of December 31, 2006, we had $208 million of outstanding borrowings under our Facilities and $274 million of outstanding notes. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2006 total assets of at least 1.24%. The weighted average interest rate charged on our borrowings as of December 31, 2006 was 6.06%. We intend to continue borrowing under the Facilities in the future and we may increase the size of the Facilities or otherwise issue debt securities or other evidences of indebtedness. Our ability to service our debt depends largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing.

              Our Facilities impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code. A failure to renew our Facilities, or to add new or replacement debt facilities could have a material adverse effect on our business, financial condition and results of operations.

              Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under our Facilities and in the future may borrow from or issue senior debt securities to banks, insurance companies, and other lenders. Lenders of senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. There is no assurance that a leveraging strategy will be successful.

              The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing at the interest rate of 6.06% and assumes (i) our total value of net assets as of December 31, 2006; (ii) $482.0 million debt outstanding as of December 31, 2006 and (iii) hypothetical annual returns on our portfolio of minus 15 to plus 15 percent.

Assumed Return on Portfolio (Net of Expenses)(1)	-15.0%	-10.0%	-5.0%	0%	5.0%	10.0%	15.0%
Corresponding Return to Common Stockholders(2)	-29.3%	-20.8%	-12.2%	-3.7%	4.8%	13.4%	21.9%

(1)
The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of our assets at December 31, 2006 to obtain an assumed return to us. From this amount, the interest expense calculated by multiplying the interest rate of 6.06% times the $482.0 million debt is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of December 31, 2006 to determine the "Corresponding Return to Common Stockholders."

We will be exposed to risks associated with changes in interest rates.

              General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. This means that we will be subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our shares.

Many of our portfolio investments are not publicly traded and, as a result, there will be uncertainty as to the value of our portfolio investments.

              A large percentage of our portfolio investments are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. However, we may be required to value our investments more frequently as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting their value. In addition, the board of directors currently receives input from independent valuation firms that have been engaged at the direction of the board to value each portfolio security at least once during a trailing 12 month period. The valuation process is concluded at the end of each fiscal quarter, with approximately a quarter of our portfolio companies without market quotation subject to valuation by the independent valuation firm each quarter. The types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize.

The lack of liquidity in our investments may adversely affect our business.

              As we generally make investments in private companies, substantially all of these investments will be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Ares has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

              We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt investments we make, the default rate on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses and the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest that could impact our investment returns.

              Certain of our executive officers and directors, and members of the investment committee of our investment adviser serve or may serve as officers, directors or principals of other entities and affiliates of our adviser and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Messrs. Ressler, Rosenthal, Kissick and Sachs each are and, will continue to be, founding members of Ares with significant responsibilities for other Ares funds. Mr. Ressler and Mr. Rosenthal are required to devote a substantial majority of their business time, and Mr. Kissick is required to devote a majority of his business time, to the affairs of ACOF. Ares believes that the efforts of Messrs. Ressler, Rosenthal and Kissick relative to Ares Capital and ACOF are synergistic with and beneficial to the affairs of each of Ares Capital and ACOF.

              Although other Ares funds generally have different primary investment objectives than Ares Capital, they may from time to time invest in asset classes similar to those targeted by Ares Capital. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares Capital Management.

              We pay management and incentive fees to Ares Capital Management, and reimburse Ares Capital Management for certain expenses it incurs. As a result, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

              Ares Capital Management's management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and Ares Capital Management may have conflicts of interest in connection with decisions that could affect the Company's total assets, such as decisions as to whether to incur debt.

              The incentive fees payable to our investment adviser are subject to certain hurdles. To the extent we or Ares Capital Management are able to exert influence over our portfolio companies, these hurdles may provide Ares Capital Management (subject to its fiduciary duty to us) with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another under circumstances where accrual would not otherwise occur, such as acceleration or deferral of the declaration of a dividend or the timing of a voluntary redemption.

              Acceleration of obligations may result in stockholders recognizing taxable gains earlier than anticipated, while deferral of obligations creates incremental risk of an obligation becoming uncollectible in whole or in part if the issuer of the security suffers subsequent deterioration in its financial condition. Any such inducement by the investment adviser solely for the purpose of adjusting the incentive fees would be a breach of the investment adviser's fiduciary duty to us.

              The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

              Our investment advisory and management agreement automatically renews for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, both we and Ares Capital Management have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation. While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the 1940 Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

              Pursuant to a separate administration agreement, Ares Administration, an affiliate of Ares Capital Management, furnishes us with administrative services and we pay Ares Administration our allocable portion of overhead and other expenses incurred by Ares Administration in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs. We lease office facilities directly (the "ARCC Office Space") from a third party. We have entered into a sublease with Ares Management LLC whereby Ares Management subleases approximately 25% of the ARCC Office Space for a fixed rent equal to 25% of the basic annual rent payable by us under our lease, plus certain additional costs and expenses. As a result of these arrangements, there may be times when the management team of Ares Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.

              Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our investment adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, our investment adviser will consider the investment and tax objectives of Ares Capital and our stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

Our investment adviser's liability is limited under the investment management agreement, and we will indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

              Our investment adviser has not assumed any responsibility to us other than to render the services described in the investment management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment adviser's advice or recommendations. Pursuant to the investment management agreement, our investment adviser and its managing members, officers and employees will not be liable to us for their acts under the investment management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our investment adviser and its managing members, officers and employees with respect to all damages, liabilities, costs and expenses resulting from acts of our investment adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment management agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may be obligated to pay our manager incentive compensation even if we incur a loss.

              Our investment adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our manager incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

              Under the investment advisory and management agreement, we will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) is less than 8.0% of our net assets at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

              We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us to comply with these laws or regulations may adversely affect our business.

Our ability to enter into transactions with our affiliates is restricted.

              We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC.

We are a new company with a limited operating history.

              We were incorporated in April 2004, completed our initial public offering in October 2004 and have a limited operating history. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially.

Our investment adviser and the members of its investment committee have limited experience managing a BDC.

              The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our investment adviser and the majority of the members of our senior management only have limited experience managing or providing management consultant services to an operating company, such as may be required of a BDC. Our investment adviser's, and the members of its investment committee's, lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

RISKS RELATING TO OUR INVESTMENTS

Our investments may be risky, and you could lose all or part of your investment.

              The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's or lower than "BBB-" by Standard & Poor's). Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Our mezzanine investments may result in an above average amount of risk and volatility or loss of principal. We also invest in assets other than mezzanine investments including first and second lien loans, high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments will entail additional risks that could adversely affect our investment returns. In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates. Also, such debt could subject us to phantom income, and since we generally do not receive any cash prior to maturity of the debt, the investment is of greater risk.

              In addition, investments in middle market companies involve a number of significant risks, including:

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  these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

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  they may have difficulty accessing the capital markets to meet future capital needs.

              When we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our portfolio is concentrated in a limited number of portfolio companies, which subjects us to a risk of significant loss if any of these companies defaults on its obligations.

              As of December 31, 2006, we were invested in 60 portfolio companies. This number may be higher or lower depending on the amount of our assets under management at any given time, market conditions and the extent to which we employ leverage, and will likely fluctuate over time. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

              Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

              A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

              If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken if we actually render significant managerial assistance.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies and a greater vulnerability to economic downturns.

              We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of Ares Capital Management's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors, subjecting them to greater vulnerability to economic downturns. These factors could affect our investment returns.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

              Our portfolio companies usually have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Investments in equity securities involve a substantial degree of risk.

              We may purchase common and other equity securities. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed-income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including:

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  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

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  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment in equity securities; and

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  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of our portfolio companies. Even if the portfolio companies are successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can sell our equity investments. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell.

              There are special risks associated with investing in preferred securities, including:

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  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes although it has not yet received such income.

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  Preferred securities are subordinated to debt in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than debt.

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  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

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  Generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

Our incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.

              The incentive fee payable by us to Ares Capital Management may create an incentive for Ares Capital Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

              Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses. In addition, if market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

Our investments in foreign debt may involve significant risks in addition to the risks inherent in U.S. investments. We may expose ourselves to risks if we engage in hedging transactions.

              Our investment strategy contemplates potential investments in debt of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

              Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective.

              If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

              The success of our hedging transactions will depend on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We will initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.

              We will initially invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objectives. As a result, we may not be able to achieve our investment objectives and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

              We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

              Our board of directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

RISKS RELATING TO OFFERINGS PURSUANT TO THIS PROSPECTUS

There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

              We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See "Distributions."

              The above-referenced distribution requirement may also inhibit our ability to make required interest payments to holders of our debt securities, which may cause a default under the terms of our debt securities. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt securities.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

              The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Ares Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

              We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our shares may involve an above average degree of risk.

              The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

              The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

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  price and volume fluctuations in the overall stock market from time to time;

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  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

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  loss of RIC status;

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  changes in earnings or variations in operating results;

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  changes in the value of our portfolio of investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of Ares Capital Management's key personnel;

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  operating performance of companies comparable to us;

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  general economic trends and other external factors; and

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  loss of a major funding source.

              In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

The trading market or market value of our publicly issued debt securities may fluctuate.

              Upon issuance, our publicly issued debt securities will not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include:

  •
  the time remaining to the maturity of these debt securities;

  •
  the outstanding principal amount of debt securities with terms identical to these debt securities;

  •
  the supply of debt securities trading in the secondary market, if any;

  •
  the redemption or repayment features, if any, of these debt securities;

  •
  the level, direction and volatility of market interest rates generally; and

  •
  market rates of interest higher or lower than rates borne by the debt securities.

              You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on the debt securities.

              If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in the debt securities.

              Our credit ratings are an assessment of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the publicly issued debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

We may allocate the net proceeds from offerings in ways with which you may not agree.

              We will have significant flexibility in investing the net proceeds of offerings pursuant to this prospectus and may use the net proceeds in ways with which you may not agree or for purposes other than those contemplated at the time of such offering.

Our shares may trade at discounts from net asset value.

              Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Investors in offerings of our common stock will incur immediate dilution upon the closing of such offering.

              We expect the public offering price of our shares to be higher than the book value per share of our outstanding common stock. Accordingly, investors purchasing shares of common stock in offerings pursuant to this prospectus will pay a price per share that exceeds the tangible book value per share after such offering.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

              Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of Ares Capital Management to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends" and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus.

              We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

              You should understand that under Sections 27A(b)(2)(B) of the Securities Act of 1933 (the "Securities Act") and Section 21E(b)(2)(B) of the Exchange Act, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with this offering.

USE OF PROCEEDS

              Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objectives and strategies and repaying indebtedness. The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering. We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and strategies and market conditions.

              We intend to invest primarily in first and second lien senior loans and mezzanine debt of middle market companies, each of which may include an equity component, and, to a lesser extent, in equity securities in such companies. In addition to such investments, we may invest up to 30% of the portfolio in opportunistic investments, including high-yield bonds, debt and equity securities in collateralized debt obligation vehicles, distressed debt or equity securities of public companies. As part of this 30%, we may also invest in debt of middle market companies located outside of the United States, which investments are not anticipated to be in excess of 10% of the portfolio. Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objectives. As a result, we may not be able to achieve our investment objectives and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

              Our common stock is quoted on The NASDAQ Global Select Market under the symbol "ARCC." We completed our initial public offering in October 2004 at the price of $15.00 per share. Prior to such date there was no public market for our common stock. Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that our shares will continue to trade at a premium to our net asset value.

              The following table sets forth the range of high and low closing prices of our common stock as reported on The NASDAQ Global Select Market and the dividends declared by us for each fiscal quarter since our initial public offering. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions and may not necessarily represent actual transactions.

		Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV
						Cash Dividend Per Share(2)
	NAV(1)	High	Low
Fiscal 2004
Fourth quarter	$14.43	$19.75	$15.00	136.9%	104.1%	$0.30
Fiscal 2005
First quarter	$14.96	$18.74	$15.57	125.3%	104.0%	$0.30
Second quarter	$14.97	$18.14	$15.96	121.2%	106.6%	$0.32
Third quarter	$15.08	$19.25	$16.18	127.7%	107.3%	$0.34
Fourth quarter	$15.03	$16.73	$15.08	111.3%	100.3%	$0.34
Fiscal 2006
First quarter	$15.03	$17.97	$16.23	119.6%	108.0%	$0.36
Second quarter	$15.10	$17.50	$16.36	115.9%	108.3%	$0.38
Third quarter	$15.06	$17.51	$15.67	116.3%	104.1%	$0.40
Fourth quarter	$15.17	$19.31	$17.39	127.3%	114.6%	$0.50	(3)
Fiscal 2007
First quarter (through March 22, 2007)	*	$20.46	$17.82	*	*	$0.41

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)
Represents the dividend declared in the specified quarter.

(3)
Includes an additional cash dividend of $0.10 per share.

*
Net asset value has not yet been calculated for this period.

              On March 22, 2007, the last reported sales price of our common stock on The NASDAQ Global Select Market was $18.55 per share.

              We currently intend to distribute dividends on a quarterly basis to our stockholders. Our dividends, if any, and the amount thereof will be determined by our board of directors.

              The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount
December 16, 2004	December 27, 2004	January 26, 2005	$0.30

Total declared for 2004			$0.30

February 23, 2005	March 7, 2005	April 15, 2005	$0.30
June 20, 2005	June 30, 2005	July 15, 2005	$0.32
September 6, 2005	September 16, 2005	September 30, 2005	$0.34
December 12, 2005	December 22, 2005	January 16, 2006	$0.34

Total declared for 2005			$1.30

February 28, 2006	March 24, 2006	April 14, 2006	$0.36
May 8, 2006	June 15, 2006	June 30, 2006	$0.38
August 9, 2006	September 15, 2006	September 29, 2006	$0.40
November 8, 2006	December 15, 2006	December 29, 2006	$0.40
November 8, 2006	December 15, 2006	December 29, 2006	$0.10

Total declared for 2006			$1.64

March 8, 2007	March 19, 2007	March 30, 2007	$0.41

Total declared for 2007			$0.41

              To maintain our RIC status, we must distribute an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, out of the assets legally available for distribution. To avoid certain excise taxes imposed on RICs, we are generally required to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. If this requirement is not met, we will be required to pay a nondeductible excise tax equal to 4% of the amount by which 98% of the current year's taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried forward and distributed to stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, as required. Our excise tax liability for the year ended December 31, 2006 was approximately $570,000.

              We cannot assure you that we will achieve results that will permit the payment of any cash distributions and, if we incur indebtedness or issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

              We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

RATIOS OF EARNINGS TO FIXED CHARGES

              For the years ended December 31, 2006 and 2005 and the period June 23, 2004 (inception) through December 31, 2004, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Period June 23, 2004 (inception) Through December 31, 2004
Earnings to Fixed Charges(1)	5.0	28.5	24.2

              For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders' equity resulting from operations plus (or minus) income tax expense including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 5.8 for the year ended December 31, 2006, and 25.6 and 22.5 for the year ended December 31, 2005 and the period June 23, 2004 (inception) through December 31, 2004, respectively.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

              The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our financial statements and notes thereto appearing elsewhere in this prospectus and any prospectus supplements.

OVERVIEW

              We are a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland that is regulated as a business development company under the 1940 Act. We were founded on April 16, 2004 and were initially funded on June 23, 2004 and on October 8, 2004 completed our initial public offering (the "IPO").

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and long-term mezzanine debt, which in some cases may include an equity component, and, to a lesser extent, in equity investments in private U.S. middle market companies.

              We are externally managed by Ares Capital Management, an affiliate of Ares Management LLC, an independent investment management firm that manages investment funds. Ares Administration, an affiliate of Ares Management, provides the administrative services necessary for us to operate.

              As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

              We have elected to be treated as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition for the periods presented. All significant intercompany balances and transactions have been eliminated.

Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, the board of directors currently receives input from independent valuation firms that have been engaged at the direction of the board to value each portfolio security at least once during a trailing 12 month period.

The valuation process is conducted at the end of each fiscal quarter, with approximately a quarter of our portfolio companies without market quotations subject to valuation by the independent valuation firm each quarter. The types of factors that the board may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

              When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our private equity valuation. Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

              With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

  •
  Preliminary valuation conclusions are then documented and discussed with our management.

  •
  The audit committee of our board of directors reviews these preliminary valuations as well as valuations with respect to approximately a quarter of our portfolio companies prepared by an independent valuation firm.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our management and audit committee and the independent valuation firms.

Interest Income Recognition

              Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. If any cash is received after it is determined that interest is no longer collectible, we will treat the cash as payment on the principal balance until the entire principal balance has been repaid, before any interest income is recognized. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on bonds.

Payment in Kind Interest

              The Company has loans in its portfolio that contain a payment-in-kind ("PIK") provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash.

Capital Structuring Service Fees

              The Company's Investment Adviser seeks to provide assistance to the portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's Investment Adviser provides vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the loan. The Company's Investment Adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and in the event that the Company does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan.

Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Market value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the day.

  (2)
  Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

              Although the net assets and the fair values are presented at the foreign exchange rates at the end of the day, the Company does not isolate the portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair value of investments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause investments in their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

Federal Income Taxes

              The Company has qualified and elected and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Code and, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will relieve the Company from Federal income taxes. In order to qualify as a RIC, among other factors, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year.

              In accordance with U.S. generally accepted accounting principles, book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified between, distributions less than (in excess of) net investment income, accumulated net realized gain on sale of investments and capital in excess of par. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America, as highlighted in Note 6 to our consolidated financial statements.

              Certain of our wholly owned subsidiaries are subject to Federal and state income taxes.

Dividends

              Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for re-investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

Fair Value of Financial Instruments

              The carrying value of the Company's financial instruments approximate fair value. The carrying value of interest and open trade receivables, accounts payable and accrued expenses, as well as the credit facility payable approximate fair value due to their short maturity.

PORTFOLIO AND INVESTMENT ACTIVITY

              For the year ended December 31, 2006, we issued 54 new commitments in an aggregate amount of $1.1 billion ($812.5 million to new portfolio companies and $297.5 million to existing portfolio companies). During the year ended December 31, 2006, we funded $1.0 billion of such commitments ($736.1 million to new portfolio companies and $292.1 million to existing portfolio companies). In addition, as of December 31, 2006, we had remaining contractual obligations for $35.7 million with respect to the $59.3 million of commitments issued and not funded during the year ended December 31, 2006. The weighted average yield of debt and income producing equity securities funded in connection with such investments was approximately 12.14%. When we refer to the "weighted average yield" in this report, we compute it with respect to particular securities by taking the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, and dividing it by (b) total income producing securities and debt at fair value included in such securities.

              For the year ended December 31, 2006, the Company purchased (a) $726.4 million aggregate principal amount of senior term debt, (b) $249.4 million aggregate principal amount of senior subordinated debt, (c) $110.8 million of investments in equity securities and (d) $855,000 of investments in collateralized debt obligations.

              During the same period, (1) $175.4 million aggregate principal amount of senior term debt, (2) $82.2 million aggregate principal amount of senior subordinated debt and (3) $9.0 million of investments in collateralized debt obligations were redeemed. Additionally, we sold (A) $80.0 million aggregate principal amount of senior term debt, (B) $17.0 million aggregate principal amount of senior subordinated debt and (C) $65.6 million of investments in equity securities.

              For the year ended December 31, 2005, we issued 31 new commitments in an aggregate amount of $528.9 million ($464.9 million to new portfolio companies and $64.0 million to existing portfolio companies). During the year ended December 31, 2005, we funded $504.3 million of such commitments ($440.3 million to new portfolio companies and $64.0 million to existing portfolio companies). The weighted average yield of debt and income producing equity securities funded in connection with such investments was approximately 10.50%.

              For the year ended December 31, 2005, the Company purchased (a) $339.3 million aggregate principal amount of senior term debt, (b) $76.6 million aggregate principal amount of senior subordinated debt, (c) $61.4 million of investments in equity securities, (d) $18.0 million aggregate principal amount of senior notes and (e) $9.0 million of investments in collateralized debt obligations.

              During the same period, (1) $38.4 million aggregate principal amount of senior term debt and (2) $27.2 million aggregate principal amount of senior subordinated debt were redeemed. Additionally, (A) $25.0 million aggregate principal amount of senior term debt, (B) $14.0 million aggregate principal amount of senior notes and (C) $3.5 million of investments in equity securities were sold. As of December 31, 2005, the Company held investments in 38 portfolio companies.

              The Investment Adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, we grade all loans on a scale of 1 to 4 no less frequently than quarterly. This system is intended to reflect the performance of the borrower's business, the collateral coverage of the loans and other factors considered relevant. Under this system, loans with a grade of 4 involve the least amount of risk in our portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable. Loans graded 3 involve a level of risk that is similar to the risk at the time of origination. The borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3. Loans graded 2 involve a borrower performing below expectations and indicates that the loan's risk has increased materially since origination. The borrower is generally out of compliance with debt covenants, however, loan payments are generally not more than 120 days past due. For loans graded 2, we increase procedures to monitor the borrower. A loan grade of 1 indicates that the borrower is performing materially below expectations and that the loan risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans graded 1 are not anticipated to be repaid in full. As of December 31, 2006, the weighted average investment grade of the debt in our portfolio was 3.0. The weighted average investment grade of the debt in our portfolio as of December 31, 2005 was 3.1. The distribution of the grades of our portfolio companies as of December 31, 2006 and December 31, 2005 is as follows:

	December 31, 2006		December 31, 2005
	Fair Value	Number of Companies	Fair Value	Number of Companies
Grade 1	$504,206	1	$—	—
Grade 2	14,206,419	1	29,789,133	2
Grade 3	1,189,399,643	56	463,428,666	32
Grade 4	31,711,568	2	92,750,576	4

	$1,235,821,836	60	$585,968,375	38

              As of December 31, 2006, the weighted average yield of the debt and income producing equity securities in our portfolio was approximately 11.95%. As of December 31, 2006, the weighted average yield on our entire portfolio was 10.79%. The weighted average yield on our senior term debt, senior subordinated debt and income producing equity securities was 11.52%, 13.16% and 10.00%, respectively. Of the senior term debt, the weighted average yield attributable to first lien senior term debt and second lien senior term debt was 11.22% and 11.94%, respectively.

              As of December 31, 2005, the weighted average yield of the debt and income producing equity securities in our portfolio was approximately 11.25%. As of December 31, 2005, the weighted average yield on our entire portfolio was 10.88%. The weighted average yield on our senior term debt, senior subordinated debt and income producing equity securities was 10.56%, 14.71% and 8.82%, respectively. Of the senior term debt, the weighted average yield attributable to first lien senior term debt and second lien senior term debt was 9.38% and 11.49%, respectively.

RESULTS OF OPERATIONS

For the years ended December 31, 2006 and December 31, 2005

              Operating results for the years ended December 31, 2006 and December 31, 2005 are as follows:

	For the Year Ended December 31,
	2006	2005
Total Investment Income	$120,020,908	$41,850,477
Total Expenses	58,458,015	14,568,677

Net Investment Income Before Income Taxes	61,562,893	27,281,800
Income Tax Expense, Including Excise Tax	4,931,288	158,000

Net Investment Income	56,631,605	27,123,800
Net Realized Gains	27,616,431	10,341,713
Net Unrealized Gains (Losses)	(14,552,714)	4,385,563

Net Increase in Stockholders' Equity Resulting From Operations	$69,695,322	$41,851,076

Investment Income

              For the year ended December 31, 2006, total investment income increased $78.2 million, or 187%, over the year ended December 31, 2005. Interest income from investments increased $64.4 million, or 190%, to $98.3 million for the year ended December 31, 2006 from $34.0 million for the comparable period in 2005. The increase in interest income from investments was primarily due to the increase in the size of the portfolio. The average investments, at fair value, for the year increased from $323.2 million for the year ended December 31, 2005 to $871.0 million in the comparable period in 2006. Of the approximately $64.4 million in interest income from investments, non-cash PIK interest income was $6.3 million. Capital structuring service fees increased $10.8 million, or 206%, to $16.0 million for the year ended December 31, 2006 from $5.2 million for the comparable period in 2005. The increase in capital structuring service fees was primarily due to the increased number of originations. The number of commitments increased from 31 during the year ended December 31, 2005 to 54 during the comparable period in 2006.

Operating Expenses

              For the year ended December 31, 2006, total expenses increased $43.9 million, or 301%, over the year ended December 31, 2005. Base management fees increased $8.5 million, or 165%, to $13.6 million for the year ended December 31, 2006 from $5.1 million for the comparable period in 2005, primarily due to the increase in the size of the portfolio. Incentive fees related to pre-incentive fee net investment income increased $12.8 million, or 399%, to $16.1 million for the year ended December 31, 2006 from $3.2 million for the comparable period in 2005, primarily due to the increase in the size of the portfolio and the related increase in net investment income. Incentive fees related to realized gains increased $2.5 million, or 252%, to $3.4 million for the year ended December 31, 2006 from $979,000 for the comparable period in 2005, primarily due to lower net realized gains and higher gross unrealized depreciation recognized during the year ended December 31, 2006 as compared to the year ended December 31, 2005. Net realized gains increased from $10.3 million during the year ended December 31, 2005 to $27.6 million during the year ended December 31, 2006. Gross unrealized depreciation increased from $6.8 million during the year ended December 31, 2005 to $8.9 million during the year ended December 31, 2006. Interest expense and credit facility fees increased $17.1 million, or 1,175%, to $18.6 million for the year ended December 31, 2006 from $1.5 million for the comparable period in 2005, primarily due to the significant increase in the borrowings outstanding. The average outstanding borrowings during the year ended December 31, 2005 was $17.9 million compared to average outstanding borrowings of $262.4 million for the comparable period in 2006. The increase in interest expense and credit facility fees was also due to an increase in the amortization of debt issuance costs, which was $1.8 million for the year ended December 31, 2006 compared to $465,000 for the comparable period in 2005. The increase in the amortization of debt issuance costs was primarily due to additional debt issuance costs capitalized during the end of 2005 as a result of entering into the Revolving Credit Facility and increasing the borrowing capacity of the CP Funding Facility, and also due to additional debt issuance costs capitalized during the year ended December 31, 2006 related to the Debt Securitization.

Income Tax Expense, Including Excise Tax

              The Company has qualified and elected and intends to continue to qualify and elect for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended, and, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will relieve the Company from Federal income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended December 31, 2006 and December 31, 2005 provisions of approximately $570,000 and $158,000, respectively, were recorded for Federal excise tax.

              Certain of our wholly owned subsidiaries are subject to Federal and state income taxes. For the year ended December 31, 2006, we recorded a tax provision of approximately $4.4 million for these subsidiaries. There was no provision recorded for the year ended December 31, 2005.

Net Realized Gains/Losses

              During the year ended December 31, 2006, the Company had $457.7 million of sales and repayments resulting in $27.6 million of net realized gains. Net realized gains were comprised of $27.7 million of gross realized gains and $101,000 of gross realized losses. The most significant realized gains during the year ended December 31, 2006 were as a result of the sales and repayments of the investments in CICQ, LP ("CICQ"), United Site Services, Inc. and GCA Services Group, Inc. of $18.6 million, $4.5 million and $1.0 million, respectively. During the year ended December 31, 2005, the Company had $118.8 million of sales and repayments resulting in $10.3 million of net realized gains. Net realized gains were comprised of $10.5 million of gross realized gains and $145,000 of gross realized losses. The most significant realized gains during the period were as a result of the sales of the investments in Reef Holdings, Inc. ("Reef"), Esselte, Inc. ("Esselte") and Billing Concepts, Inc. ("BCI") of $4.8 million, $2.4 million and $1.8 million, respectively.

Net Unrealized Gains/Losses on Investments

              For the year ended December 31, 2006, the Company's investments had a decrease in net unrealized gains/losses of $14.6 million, which was comprised of $9.2 million in unrealized appreciation, $8.9 million in unrealized depreciation and $14.9 million relating to the reversal of prior period net unrealized appreciation. The most significant changes in net unrealized appreciation were the unrealized appreciation for the investment in CICQ of $4.0 million, the unrealized appreciation for the investment in Universal Trailer Corporation ("Universal") of $3.4 million and the unrealized appreciation for the investment in Varel Holdings, Inc. of $1.0 million, offset by the unrealized depreciation of $6.5 million for the investment in Berkline/Benchcraft Holdings LLC ("Berkline") and unrealized depreciation of $2.4 million for the investment in Making Memories Wholesale, Inc. The reversal of the prior period net unrealized appreciation was primarily due to the reversal of the appreciation of $13.3 million for the investment in CICQ.

              For the year ended December 31, 2005, the Company's investments had an increase in net unrealized gains/losses of $4.4 million, which was comprised of $15.5 million in unrealized appreciation, $6.8 million in unrealized depreciation and $4.3 million relating to the reversal of prior period unrealized net appreciation. The most significant changes in net unrealized appreciation were unrealized appreciation of $9.3 million for the investment in CICQ and $4.8 million for the investment in Reef, offset by the unrealized depreciation in Berkline of $1.8 million and Universal of $3.4 million. The reversal of the prior period net unrealized appreciation was primarily due to the reversal of the appreciation of $4.8 million for the investment in Reef which was realized during 2005.

Net Increase in Stockholders' Equity Resulting From Operations

              Net increase in stockholders' equity resulting from operations for the year ended December 31, 2006 was $69.7 million. Based on the weighted average shares outstanding during the year ended December 31, 2006, our net increase in stockholders' equity resulting from operations per common share was $1.61.

              Net increase in stockholders' equity resulting from operations for the year ended December 31, 2005 was $41.9 million. Based on the weighted average shares outstanding during the year ended December 31, 2005, our net increase in stockholders' equity resulting from operations per common share was $1.78.

For the year ended December 31, 2005 and the period from June 23, 2004 (inception) through December 31, 2004

              Set forth below is a comparison of our results of operations for the year ended December 31, 2005 and the period from June 23, 2004 (inception) through December 31, 2004. We were incorporated on April 16, 2004, initially funded on June 23, 2004 and commenced operations in October 2004. Therefore, there is no prior period with which to compare the results of operations for the period from June 23, 2004 (inception) through December 31, 2004.

              Operating results for the year ended December 31, 2005 and the period from June 23, 2004 (inception) through December 31, 2004 are as follows:

	For the Year Ended December 31, 2005	For the Period from June 23, 2004 (inception) Through December 31, 2004
Total Investment Income	$41,850,477	$4,380,848
Total Expenses	14,568,677	1,665,753

Net Investment Income Before Income Taxes	27,281,800	2,715,095
Income Tax Expense, Including Excise Tax	158,000	—

Net Investment Income	27,123,800	2,715,095
Net Realized Gains	10,341,713	244,446
Net Unrealized Gains	4,385,563	230,947

Net Increase in Stockholders' Equity Resulting From Operations	$41,851,076	$3,190,488

Investment Income

              Investment income for the year ended December 31, 2005 was approximately $41.9 million compared to approximately $4.4 million for the period from June 23, 2004 (inception) through December 31, 2004. The increase was primarily from the use of the proceeds from the additional common stock offerings completed in 2005 to fund additional investments, and as a result of a full year of operations for the year ended December 31, 2005 as compared to our limited operations during the prior period. For the year ended December 31, 2005 investment income consisted of approximately $34.0 million in interest income from investments, $1.5 million in interest income from cash and cash equivalents, $745,000 in dividend income, $5.2 million in capital structuring service fees from the closing of newly originated loans, and $447,000 in facility fees and other income. Of the approximately $34.0 million in interest income from investments, non-cash PIK interest income was $3.1 million. For the period from June 23, 2004 (inception) through December 31, 2004 investment income consisted of approximately $3.6 million in interest income from investments, $39,000 in interest income from cash and cash equivalents, $191,000 in dividend income, $542,000 in capital structuring service fees from the closing of newly originated loans, and $34,000 in facility fees and other income. Of the approximately $3.6 million in interest income from investments, non-cash PIK interest income was $509,000.

Operating Expenses

              Total operating expenses for the year ended December 31, 2005 were approximately $14.7 million compared to approximately $1.7 million for the period from June 23, 2004 (inception) through December 31, 2004.

              For the year ended December 31, 2005, operating expenses consisted of approximately $5.1 million in base management fees, $3.2 million in incentive management fees related to pre-incentive fee net investment income and $979,000 in incentive management fees related to realized capital gains compared to approximately $472,000 in base management fees, $60,000 in incentive management fees related to pre-incentive fee net investment income and $36,000 in incentive management fees related to realized capital gains for the period from June 23, 2004 (inception) through December 31, 2004. The increase in base management fees and incentive management fees related to pre-incentive fee net investment income reflects the significantly increased size of our portfolio during the year ended December 31, 2005 as a result of the add-on offerings completed in

2005, and also reflects a full year of operations for the year ended December 31, 2005 as compared to our limited operations during the prior period. The increase in incentive management fees related to realized capital gains was a result of the sales and paydowns of several investments during the year ended December 31, 2005. Additionally, base management fees and incentive management fees were only payable beginning on October 8, 2004 (the date of the IPO and the commencement of substantial investment operations).

              For the year ended December 31, 2005, total operating expenses also consisted of $888,000 in general and administrative expenses, $1.4 million in professional fees, $310,000 for director fees, $631,000 in insurance expenses, $1.1 million in interest expense and facility fees, $154,000 in interest payable to the investment adviser, $465,000 in amortization of debt issuance cost, $311,000 in other expense and $158,000 in excise tax related to excess taxable income carried forward into 2006. For the period from June 23, 2004 (inception) through December 31, 2004 total expenses consisted of $136,000 in general and administrative expenses, $336,000 in professional fees, $120,000 for director fees, $162,000 in insurance expenses, $96,000 in interest expense and facility fees, $41,000 in amortization of debt issuance cost, $8,000 in other expense, and a one-time charge of $199,000 in organizational expenses. The increases are primarily a result of the larger size of our portfolio and also reflect a full year of operations for the year ended December 31, 2005 as compared to the prior period.

Net Realized Gains/Losses

              During the year ended December 31, 2005, the Company had $118.8 million of sales and repayments resulting in $10.3 million of net realized gains compared to the period from June 23, 2004 (inception) through December 31, 2004 which had $53.5 million of sales and repayments resulting in $244,000 of net realized gains. The increase in net realized gains was primarily a result of the sales and paydowns of several investments during the year ended December 31, 2005.

Net Unrealized Gains/Losses on Investments

              During the year ended December 31, 2005, the Company's investments had an increase in net unrealized gains/losses on investments of $4.4 million as compared to $231,000 for the period from June 23, 2004 (inception) through December 31, 2004. The increase in net unrealized gains/losses on investments was primarily a result of the appreciation of one investment offset by the depreciation of several other investments during the year ended December 31, 2005.

Net Increase in Stockholders' Equity Resulting From Operations

              Net increase in stockholders' equity resulting from operations for the year ended December 31, 2005 was approximately $41.9 million compared to $3.2 million for the period from June 23, 2004 (inception) through December 31, 2004. Our net increase in stockholders' equity resulting from operations per common share for the year ended December 31, 2005 was $1.78 compared to $0.29 for the period from June 23, 2004 (inception) through December 31, 2004.

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

              Since the Company's inception, the Company's liquidity and capital resources have been generated primarily from the net proceeds of its initial public offering and subsequent add-on public offerings of common stock, the Debt Securitization (as defined below), advances from the CP Funding Facility and the Revolving Credit Facility, as well as cash flows from operations. We received approximately $156.4 million in proceeds net of underwriting and offering costs (net of $2.5 million in underwriting costs originally paid by the Investment Adviser and subsequently reimbursed by the Company in 2006) from our October 8, 2004 initial public offering, approximately $183.9 million in proceeds net of underwriting and offering costs from our March 23, 2005 add-on public offering,

$213.5 million in proceeds net of underwriting and offering costs from our October 18, 2005 add-on public offering, $162.0 million in proceeds net of underwriting and offering costs from our July 18, 2006 add-on public offering and $57.3 million in proceeds net of underwriting and offering costs from our December 19, 2006 add-on public offering (the "December Add-on Offering") (including proceeds received after December 31, 2006 as a result of the underwriter exercising its over-allotment option). As of December 31, 2006, total market capitalization for the Company was $994.4 million compared to $609.2 million as of December 31, 2005.

              On July 7, 2006, through ARCC CLO, we completed a $400.0 million debt securitization where approximately $314.0 million principal amount of asset-backed notes (including $50.0 million revolving notes, of which $40.0 million have not been drawn down as of December 31, 2006) were issued to third parties and secured by a pool of middle market loans that have been purchased or originated by the Company. We retained approximately $86.0 million of certain BBB and non-rated securities in the debt securitization. The blended pricing of the CLO Notes, excluding fees, is approximately 3-month LIBOR plus 34 basis points. The Debt Securitization is an on-balance-sheet financing for the Company. As of December 31, 2006, $274.0 million in outstanding notes was outstanding under the Debt Securitization (not including the Retained Notes). The CLO Notes mature on December 20, 2019.

              A portion of the proceeds from our public offerings and the Debt Securitization were used to repay outstanding indebtedness under the CP Funding Facility and the Revolving Credit Facility. The remaining unused portion of the proceeds from our public offerings was used to fund investments in portfolio companies in accordance with our investment objectives and strategies.

              The weighted average interest rate and weighted average maturity of all our outstanding borrowings as of December 31, 2006 were 6.06% and 9.0 years, respectively. As of December 31, 2006 and December 31, 2005, the fair value of investments and cash and cash equivalents, and the outstanding borrowings under the Debt Securitization, CP Funding Facility and the Revolving Credit Facility were as follows:

	December 31, 2006	December 31, 2005
Cash and cash equivalents	$91,538,878	$16,613,334
Senior term debt	791,677,723	338,467,061
Senior notes	10,000,000	10,000,000
Senior subordinated debt	299,877,755	130,042,698
Collateralized debt obligations	—	17,386,561
Equity securities	134,266,358	90,072,055

Total	$1,327,360,714	$602,581,709

Outstanding borrowings	$482,000,000	$18,000,000

              As of December 31, 2006, the available amount for borrowing under the CP Funding Facility was $350.0 million (see Note 7 to the consolidated financial statements for more detail of the CP Funding Facility arrangement). As of December 31, 2006, there was $15.0 million outstanding under the CP Funding Facility. The CP Funding Facility expires on October 31, 2007 unless extended prior to such date with the consent of the lenders. As of December 31, 2006, the available amount for borrowing under the Revolving Credit Facility was $250 million (see Note 8 to the consolidated financial statements for more detail of the Revolving Credit Facility arrangement). As of December 31, 2006, there was $193.0 million outstanding under the Revolving Credit Facility. The Revolving Credit Facility expires on December 28, 2010.

              For the year ended December 31, 2006, average total assets was $944.5 million. The ratio of total debt outstanding to stockholders' equity as of December 31, 2006 was 0.61:1.00 compared to 0.03:1.00 as of December 31, 2005.

              A summary of our contractual payment obligations as of December 31, 2006 are as follows:

	Payments Due by Period
	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
CP Funding Facility payable	$15,000,000	$15,000,000	—	—	—
Revolving Credit Facility payable	$193,000,000	—	—	$193,000,000	—
CLO Notes	$274,000,000	—	—	—	$274,000,000

Total Debt	$482,000,000	$15,000,000	—	$193,000,000	$274,000,000

OFF BALANCE SHEET ARRANGEMENTS

              As of December 31, 2006, the Company had committed to make a total of approximately $79.0 million of investments in various revolving senior secured loans. As of December 31, 2006, $45.2 million was unfunded. Included within the $79.0 million commitment in revolving secured loans is a commitment to issue up to $3.7 million in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. As of December 31, 2006, the Company had $2.8 million in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability. Of these letters of credit, $2.3 million expire on September 30, 2007 and $500,000 expire on July 31, 2007. These letters of credit may be extended under substantially similar terms for additional one-year terms at the Company's option until the revolving line of credit, under which the letters of credit were issued, matures on September 30, 2011.

              As of December 31, 2006, the Company was subject to a subscription agreement to fund up to $10.0 million of equity commitments in a private equity investment partnership. As of December 31, 2006, $225,000 was funded to this partnership.

              As of December 31, 2005, the Company had committed to make a total of approximately $43.0 million of investments in various revolving senior secured loans. As of December 31, 2005, $28.8 million was unfunded. Included within the $43.0 million commitment in revolving secured loans is a commitment to issue up to $3.2 million in standby letters of credit through a financial intermediary on behalf of a portfolio company. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio company was to default on its related payment obligations. As of December 31, 2005, the Company had $2.2 million in standby letters of credit issued and outstanding on behalf of the portfolio company, of which no amounts were recorded as a liability.

RECENT DEVELOPMENTS

              On January 8, 2007, the underwriter exercised its over-allotment option of 409,500 shares of common stock granted in the December Add-on Offering at $18.50 per share less an underwriting discount and commissions totaling $0.19 per share. Total proceeds received from the sale of common stock pursuant to the over-allotment option, net of the underwriter's discount and offering costs, were approximately $7.5 million.

              On February 9, 2007, we completed a public add-on offering (the "February Add-on Offering") of 1,382,078 shares of common stock (including the underwriter's over-allotment option of 180,271 shares) at $19.95 per share, less an underwriting discount and commissions totaling $0.25 per share. Total proceeds received from the February Add-on Offering, net of the underwriter's discount and offering costs, were approximately $27.0 million.

              On March 1, 2007, in accordance with the "accordion" feature of the Revolving Credit Facility, we increased the aggregate principal amount of the Revolving Credit Facility by $100.0 million to a total of $350.0 million.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

              We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest Rate Risk

              As of December 31, 2006, approximately 41% of the investments at fair value in our portfolio were at fixed rates while approximately 50% were at variable rates. In addition, the Facilities and the CLO Notes are variable rate debt.

              To illustrate the potential impact of changes in interest rates, we have performed the following analysis based on our December 31, 2006 balance sheet and assuming no changes in our investment and borrowing structure. Under this analysis, a 100 basis point, or 1%, increase in the various base rates would result in an increase in interest income of approximately $7,959,000 and an increase in interest expense of $4,820,000 over the next 12 months. A 100 basis point decrease in the various base rates would result in a decrease in interest income of approximately $7,959,000 and a decrease in interest expense of $4,820,000 over the next 12 months.

              On January 7, 2005, we entered into a costless collar agreement in order to manage the exposure to changing interest rates related to the Company's fixed rate investments. The costless collar agreement was for a notional amount of $20 million, has a cap of 6.5%, a floor of 2.72% and matures in 2008. The costless collar agreement allows us to receive an interest payment when the 3-month LIBOR exceeds 6.5% and obligates us to pay an interest payment when the 3-month LIBOR is less than 2.72%. The costless collar resets quarterly based on the 3-month LIBOR. As of December 31, 2006, the 3-month LIBOR was 5.36%. As of December 31, 2006, these derivatives had no fair value.

              While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

Portfolio Valuation

              Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, the board of directors currently receives input from independent valuation firms that have been engaged at the direction of the board to value each portfolio security at least once during a trailing 12 month period. The valuation process is conducted at the end of each fiscal quarter, with approximately a quarter of our portfolio companies subject to valuation by the independent valuation firm each quarter. The types of factors that the board may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

              When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our private equity valuation. Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

              With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

  •
  Preliminary valuation conclusions are then documented and discussed with our management.

  •
  The audit committee of our board of directors reviews these preliminary valuations as well as valuations with respect to approximately a quarter of our portfolio companies prepared by an independent valuation firm.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our management and audit committee and the independent valuation firms.

SENIOR SECURITIES

              Information about our senior securities is shown in the following tables as of each fiscal year ended December 31 since the Fund commenced operations, unless otherwise noted. The report of our independent registered public accounting firm on the senior securities table of December 31, 2004, 2005 and 2006 is attached as an exhibit to the registration statement of which this prospectus is a part. The "—" indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Debt Securitization
Fiscal 2006	$274,000,000	$1,499.51	$—	N/A
CP Funding Facility
Fiscal 2006	$15,000,000	$82.09	$—	N/A
Fiscal 2005	$18,000,000	$32,645.12	$—	N/A
Fiscal 2004	$55,500,000	$3,877.62	$—	N/A
Revolving Credit Facility
Fiscal 2006	$193,000,000	$1,056.23	$—	N/A
Fiscal 2005	$—	$—	$—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each of the Debt Securitization, CP Funding Facility and the Revolving Credit Facility, the total Asset Coverage Per Unit was divided based on the amount outstanding at the end of the period for each.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)
Not applicable, as senior securities are not registered for public trading.

BUSINESS

GENERAL

              Ares Capital is a specialty finance company that is a closed-end, non-diversified management investment company, regulated as a BDC under the 1940 Act. We were founded in April 2004 and completed our initial public offering on October 8, 2004. Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. We primarily invest in U.S. middle market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive.

              We primarily invest in first and second lien senior loans and long-term mezzanine debt. In some cases, we may also receive warrants or options in connection with our debt investments. Our investments have generally ranged between $10 million and $50 million each, although the investment sizes may be more or less than the targeted range and are expected to grow with our capital availability. We also, to a lesser extent, make equity investments in private middle market companies. These investments are generally less than $10 million each (but may grow with our capital availability) and are usually made in conjunction with loans we make to these companies. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may syndicate a portion of such amount to third parties prior to closing such investment, such that we make a smaller investment than what was reflected in our original commitment.

              The first and second lien senior loans generally have stated terms of three to ten years and the mezzanine debt investments generally have stated terms of up to ten years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Services or lower than "BBB-" by Standard & Poor's Corporation). We may initially invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage Ares' current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investments. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares' senior principals have worked together for many years and have substantial experience investing in senior loans, high yield bonds, mezzanine debt and private equity. The Company has access to the Ares staff of approximately 66 investment professionals and to the 50 administrative professionals employed by Ares who provide assistance in accounting, legal, compliance and investor relations.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of private companies, we also may invest up to 30% of the portfolio in opportunistic investments. Such investments may include investments in high-yield bonds, debt and equity securities in collateralized debt obligation vehicles and distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that are non-investment grade. As part of this 30% of the portfolio, we may also invest in debt of middle market companies located outside of the United States, which investments are not anticipated to be in excess of 10% of the portfolio at the time such investments are made.

About Ares

              Ares is an independent Los Angeles based firm with approximately $12.0 billion of committed capital and over 150 employees. Ares was founded in 1997 by a group of highly experienced investment professionals.

              Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the acquisition and management of senior loans, high yield bonds, mezzanine and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle market companies. Ares has the ability to invest across a capital structure, from senior secured floating rate debt to common equity.

              Ares is comprised of the following groups:

  •
  Capital Markets Group. The Ares Capital Markets Group currently manages a variety of funds and investment vehicles that have approximately $7.4 billion of committed capital, focusing primarily on syndicated senior secured loans, high yield bonds, distressed debt, other liquid fixed income investments and other publicly traded debt securities.

  •
  Private Debt Group. The Ares Private Debt Group manages the assets of Ares Capital. The Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt.

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  Private Equity Group. The Ares Private Equity Group manages ACOF, which has approximately $2.8 billion of committed capital. ACOF generally makes private equity investments in companies in amounts substantially larger than the private equity investments anticipated to be made by Ares Capital. The Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

              Ares' senior principals have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly-disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and high net worth individuals investing in Ares funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by a dedicated origination and transaction development team of 19 investment professionals, including our President, Michael J. Arougheti, which team is augmented by Ares' additional investment professionals, primarily its 31 member Capital Markets Group. Ares Capital Management's investment committee has five members, including Mr. Arougheti and four founding members of Ares. In addition, Ares Capital Management leverages off of Ares' entire investment platform and benefits from Ares' investment professionals' significant capital markets, trading and research expertise developed through Ares industry analysts. Ares funds have made investments in over 1,100 companies in over 30 different industries and currently hold over 450 investments in over 30 different industries.

MARKET OPPORTUNITY

              We believe the environment for investing in middle market companies is attractive for the following reasons:

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  We believe that many senior lenders have in recent years de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions.

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  We believe there is increased demand among private middle market companies for primary capital. Many middle market firms have faced increased difficulty raising debt in the capital markets, due to a continuing preference for larger size high yield bond issuances.

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  We believe there is a large pool of uninvested private equity capital for middle market companies. We expect private equity firms will seek to leverage their investments by combining capital with senior secured loans and mezzanine debt from other sources.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers in middle market companies:

Existing investment platform

              Ares currently manages approximately $12.0 billion of committed capital in the related asset classes of syndicated loans, high yield bonds, mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital.

Seasoned management team

              Antony Ressler, Bennett Rosenthal, John Kissick and David Sachs are all founding members of Ares who serve on Ares Capital Management's investment committee. These professionals have an average of over 20 years experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities. In addition, our President, Michael J. Arougheti also serves on the investment committee and leads a dedicated origination and transaction development team of 19 investment professionals (including Mr. Arougheti and the partners of Ares Capital Management: Eric Beckman, Kipp de Veer, Mitch Goldstein and Michael Smith), which team is augmented by Ares' additional investment professionals, primarily its 31 member Capital Markets Group. As a result of Ares' extensive investment experience, Ares and its senior principals have developed a strong reputation in the capital markets. We believe that this experience affords Ares Capital a competitive advantage in identifying and investing in middle market companies with the potential to generate positive returns.

Experience and focus on middle market companies

              Ares has historically focused on investments in middle market companies and we benefit from this experience. Our investment adviser uses Ares' extensive network of relationships with intermediaries focused on middle market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to attract well-positioned prospective portfolio company investments. In particular, our investment adviser works closely with the Ares investment professionals who oversee a portfolio of investments in over 450 companies and provide access to an extensive network of relationships and special insights into industry trends and the state of the capital markets.

Disciplined investment philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent investment approach that was developed over 15 years ago by several of its founders. Ares Capital Management's investment philosophy and portfolio construction involve an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. Our investment approach emphasizes capital preservation, low volatility and minimization of downside risk.

In addition to engaging in extensive due diligence from the perspective of a long-term investor, Ares Capital Management's approach seeks to reduce risk in investments by focusing on:

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  Businesses with strong franchises and sustainable competitive advantages;

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  Industries with positive long-term dynamics;

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  Cash flows that are dependable and predictable;

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  Management teams with demonstrated track records and economic incentives;

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  Rates of return commensurate with the perceived risks; and

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  Securities or investments that are structured with appropriate terms and covenants.

Extensive industry focus

              We concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals historically have had extensive investment experience. Since its inception in 1997, Ares investment professionals have invested in over 1,100 companies in over 30 different industries. Ares' Capital Markets Group provides a large team of in-house analysts with significant expertise and relationships in industries in which we are likely to invest. Ares investment professionals have developed long-term relationships with management teams and management consultants in these industries, as well as substantial information concerning these industries and potential trends within these industries. The experience of Ares' investment professionals in investing across these industries throughout various stages of the economic cycle provides our investment adviser with access to ongoing market insights and favorable investment opportunities.

Flexible transaction structuring

              We are flexible in structuring investments, the types of securities in which we invest and the terms associated with such investments. The principals of Ares have extensive experience in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. This approach and experience should enable our investment adviser to identify attractive investment opportunities throughout the economic cycle and across a company's capital structure so that we can make investments consistent with our stated objectives.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by Ares Capital Management and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is an investment adviser that is registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management an annual base management fee based on our total assets (other than cash and cash equivalents, but including assets purchased with borrowed funds), and an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we would not generally be permitted to invest in any portfolio company in which Ares or any of its affiliates currently has an investment (although we may co-invest on a concurrent basis with funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC and we have currently determined not to pursue obtaining such an order.

              Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. We borrow funds to make additional investments. See "Regulation." We have elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. See "Material U.S. Federal Income Tax Considerations."

INVESTMENTS

              We have created a diversified portfolio that includes first and second lien senior loans and mezzanine debt by investing a range of $10 million to $50 million of capital, on average, although the investment sizes may be more or less and are expected to grow with our capital availability. We also, to a lesser extent, make equity investments in private middle market companies. These investments are generally less than $10 million each (but may grow with our capital availability) and are usually made in conjunction with loans we make to these companies. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may syndicate a portion of such amount to third parties prior to closing such investment, such that we make a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may acquire investments in the secondary market.

              Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior loans and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrowers' capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior loans, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine debt generally earns a higher return than senior secured debt. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

              In making an equity investment, in addition to considering the factors discussed below under "Investment Selection," we also consider the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of our equity securities.

              Our principal focus is investing in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity capital, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows. Ares has a staff of 19 investment professionals who specialize in specific industries. We generally seek to invest in companies from the industries in which Ares' investment professionals have direct expertise. The following is a representative list of the industries in which Ares has invested.

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  Aerospace and Defense

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  Airlines

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  Broadcasting/Cable

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  Cargo Transport

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  Chemicals

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  Consumer Products

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  Containers/Packaging

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  Education

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  Energy

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  Environmental Services

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  Farming and Agriculture

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  Financial

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  Food and Beverage

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  Gaming

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  Health Care

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  Homebuilding

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  Lodging and Leisure

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  Manufacturing

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  Metals/Mining

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  Paper and Forest Products

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  Printing/Publishing/Media

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  Retail

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  Restaurants

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  Supermarket and Drug

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  Technology

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  Utilities

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  Wireless and Wireline Telecom

              However, we may invest in other industries if we are presented with attractive opportunities.

              The industry and geographic characteristics of the portfolio as of December 31, 2006, December 31, 2005 and December 31, 2004, were as follows:

Industry	December 31, 2006	December 31, 2005	December 31, 2004
Health Care	14.4%	13.1%	10.1%
Other Services	12.2	10.5	12.1
Printing/Publishing	9.5	2.8	0.0
Manufacturing	7.7	9.5	18.9
Retail	6.0	0.0	0.0
Consumer Products	8.0	11.2	20.5
Containers/Packaging	6.7	12.0	11.9
Business Services	0.0	1.5	0.0
Restaurants	6.4	10.6	0.0
Environmental Services	5.4	11.0	10.9
Education	5.1	5.6	0.0
Beverage/Food/Tobacco	4.3	0.0	0.0
Aerospace and Defense	2.1	2.7	0.0
Broadcasting/Cable	2.1	0.9	0.0
Computers/Electronics	1.8	0.0	0.0
Cargo Transport	1.0	2.1	0.0
Farming and Agriculture	0.9	1.8	0.0
Homebuilding	0.8	1.7	5.2
Financial	5.6	3.0	4.5
Energy	0.0	0.0	5.9

Total	100.0%	100.0%	100.0%

Geographic Region	December 31, 2006	December 31, 2005	December 31, 2004
Mid-Atlantic	29.4%	24.3%	11.6%
West	21.6	38.9	32.1
Southeast	21.3	10.2	12.8
Midwest	19.2	12.3	19.3
Northeast	5.7	11.3	16.4
International	2.8	3.0	7.8

Total	100.0%	100.0%	100.0%

              As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Ares or any affiliate currently has an investment (although we may co-invest on a concurrent basis with funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC and we have currently determined not to pursue obtaining such an order.

              In addition to such investments, we may invest up to 30% of the portfolio in opportunistic investments in high-yield bonds, debt and equity securities in collateralized debt obligation vehicles, distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. We also may invest in debt of middle market companies located outside of the United States, which are not anticipated to be in excess of 10% of the portfolio at the time such investments are made.

INVESTMENT SELECTION

              Ares' investment philosophy was developed over the past 15 years and has remained consistent throughout a number of economic cycles. In managing the Company, Ares Capital Management employs the same investment philosophy and portfolio management methodologies used by the investment professionals of Ares in Ares' private investment funds.

              Ares Capital Management's investment philosophy and portfolio management construction involve:

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  an assessment of the overall macroeconomic environment and financial markets;

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  company-specific research and analysis; and

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  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

              The foundation of Ares' investment philosophy is intensive credit investment analysis, a strict sales discipline based on both market technicals and fundamental value-oriented research, and diversification strategy. Ares Capital Management follows a rigorous process based on:

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  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

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  an evaluation of management;

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  an analysis of business strategy and industry trends; and

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  an in-depth examination of capital structure, financial results and projections.

              Ares Capital Management seeks to identify those issuers exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on relative value of the security across the industry as well as for the specific issuer.

Intensive due diligence

              The process through which Ares Capital Management makes an investment decision involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the transaction determines that an investment opportunity should be pursued, Ares Capital Management will engage in an intensive due diligence process. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally to be undertaken include:

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  meeting with management to get an insider's view of the business, and to probe for potential weaknesses in business prospects;

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  checking management backgrounds and references;

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  performing a detailed review of historical financial performance and the quality of earnings;

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  visiting headquarters and company operations and meeting top and middle level executives;

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  contacting customers and vendors to assess both business prospects and standard practices;

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  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

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  researching the industry for historic growth trends and future prospects (including Wall Street research, industry association literature and general news);

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  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

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  investigating legal risks and financial and accounting systems.

Selective investment process

              Ares Capital Management employs Ares' credit recommendation process, which is focused on selectively narrowing investment opportunities through a process designed to identify the most attractive opportunities. Ares reviews and analyzes numerous investment opportunities on behalf of its funds to determine which investments should be consummated.

              After an investment has been identified and diligence has been completed, a credit research and analysis report is prepared. This report will be reviewed by the senior investment professional in charge of the potential investment. If such senior and other investment professionals are in favor of the potential investment, then it is first presented to an underwriting committee which is comprised of Mr. Arougheti and the partners of Ares Capital Management. If the underwriting committee approves the potential investment it is then presented to the investment committee. Members of the investment committee have an average of over 20 years of experience in the leveraged finance markets. The investment generally requires the substantial consensus of the investment committee. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

Investment structure

              Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company's capital structure.

Debt investments

              We invest in portfolio companies primarily in the form of first and second lien senior loans and long-term mezzanine debt. The first and second lien senior loans generally have terms of three to ten years. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of the first and second lien senior loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

              We structure our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. The mezzanine debt investments generally have terms of up to ten years. These loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine debt. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our mezzanine debt will be collateralized by a subordinated lien on some or all of the assets of the borrower.

              In some cases our debt investments may provide for a portion of the interest payable to be payment-in-kind interest. To the extent interest is payment-in-kind, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

              In the case of our first and second lien senior loans and mezzanine debt, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our investments by:

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  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  incorporating "put" rights and call protection into the investment structure; and

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  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

              In general, we require financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (i) maintenance leverage covenants requiring a decreasing ratio of debt to cash flow; (ii) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures; and (iii) debt incurrence prohibitions, limiting a company's ability to re-lever. In addition, limitations on asset sales and capital expenditures should prevent a company from changing the nature of its business or capitalization without consent.

              Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Equity investments

              Our equity investments may consist of preferred equity that is expected to pay dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to dividends and distributions on liquidation. In some cases, we may acquire common equity. In general, our equity investments are not control-oriented investments and in many cases we acquire equity securities as part of a group of private equity investors in which we are not the lead investor. With respect to preferred or common equity investments, these investments that have generally been less than $10 million each (but may grow with our capital availability) and are usually made in conjunction with loans we make these companies. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

ONGOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES

              Ares Capital Management closely monitors each investment we make, maintains a regular dialogue with both the management team and other stakeholders and seeks specifically tailored financial reporting. In addition, senior investment professionals of Ares sometimes take board seats or obtain board observation rights. As of December 31, 2006, Ares Capital Management had board seats or board observation rights on more than 33% of the operating companies in our portfolio.

              Post-investment, in addition to covenants and other contractual rights, Ares seeks to exert significant influence through board participation, when appropriate, and by actively working with management on strategic initiatives. Ares often introduces managers of companies in which they have invested to other portfolio companies to capitalize on complementary business activities and best practices.

              In addition to various risk management and monitoring tools, we grade all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower's business, the collateral coverage of the loans and other factors considered relevant.

              Under this system, loans with a grade of 4 involve the least amount of risk in our portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable. Loans graded 3 involve a level of risk that is similar to the risk at the time of origination. The borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3. Loans graded 2 involve a borrower performing below expectations and indicates that the loan's risk has increased materially since origination. The borrower is generally out of compliance with debt covenants, however, loan payments are generally not more than 120 days past due. For loans graded 2, we expect to increase procedures to monitor the borrower and the fair value generally will be lowered. A loan grade of 1 indicates that the borrower is performing materially below expectations and that the loan risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans graded 1 are not anticipated to be repaid in full. As of December 31, 2006, the weighted average investment grade of the debt in our portfolio was 3.0.

MANAGERIAL ASSISTANCE

              As a BDC, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Ares Administration provides such managerial assistance on our behalf to portfolio companies that request this assistance.

COMPETITION

              Our primary competitors to provide financing to middle market companies include public and private funds, commercial and investment banks, commercial financing companies and private equity funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. We use the industry information of Ares' investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of the members of Ares Capital Management's investment committees and of the senior principals of Ares, enable us to learn about, and compete effectively for, financing opportunities with attractive middle market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to our Business—We operate in a highly competitive market for investment opportunities."

LEVERAGE

              On November 3, 2004, through our wholly owned subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), we entered into a revolving credit facility (the "CP Funding Facility") that, as amended, allows Ares Capital CP to issue up to $350.0 million of variable funding certificates ("VFC").

              Under the CP Funding Facility, funds are loaned to Ares Capital CP by or through Wachovia Capital Markets, LLC at prevailing commercial paper rates, or if the commercial paper market is at any time unavailable at prevailing LIBOR rates, plus, in each case, an applicable spread. The funds are used for the simultaneous purchase by Ares Capital CP from the Company of loan investments originated or otherwise acquired by the Company. Through this simultaneous purchase from the Company by Ares Capital CP with funds obtained by Ares Capital CP from the CP Funding Facility, the Company is able to obtain the benefits of the CP Funding Facility.

              As part of the CP Funding Facility, we are subject to limitations as to how borrowed funds may be used including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of funds that Ares Capital CP may obtain. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the CP Funding Facility and limit further advances under the CP Funding Facility and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the CP Funding Facility. The CP Funding Facility expires on October 31, 2007 unless extended prior to such date with the consent of the lender. If the CP Funding Facility is not extended, any principal amounts then outstanding will be amortized over a 24 month period through a termination date of November 2, 2008. Under the terms of the CP Funding Facility, we are required to pay a 0.375% renewal fee on each of the two years following the closing date of the CP Funding Facility. Additionally, we are also required to pay a commitment fee (as described below) for any unused portion of the CP Funding Facility.

              The interest rate charged on the funding is based on the commercial paper rate plus 0.70% and payable quarterly. As of December 31, 2006, the commercial paper rate was 5.3481%. The commitment fee for unused portions of the credit facility ranges from 0.10% to 0.125%, depending on funding levels.

              As of December 31, 2006, the principal amount outstanding under the CP Funding Facility was $15.0 million.

              On December 28, 2005, we entered into the Revolving Credit Facility with the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, together with various supporting documentation, including a guarantee and security agreement.

              Under the Revolving Credit Facility, the lenders have agreed to extend credit to Ares Capital in an initial aggregate principal amount not exceeding $350 million at any one time outstanding. The Revolving Credit Facility provides also for issuing letters of credit. The Revolving Credit Facility is a five-year revolving facility (with a stated maturity date of December 28, 2010) and with certain exceptions is secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the CP Funding Facility and investments held by ARCC CLO under the Debt Securitization (each as defined below)).

              Subject to certain exceptions, the interest rate payable under the Revolving Credit Facility is 100 basis points over LIBOR and the commitment fee for unused portions of the credit facility is 0.20%.

              Under the Revolving Credit Facility, we have made certain representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of Ares Capital and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of Ares Capital and its subsidiaries.

              In addition to the asset coverage ratio described above, borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in our portfolio. The Revolving Credit Facility also includes an "accordion" feature that allows us to increase the size of the Revolving Credit Facility to a maximum of $500 million under certain circumstances. The Revolving Credit Facility also includes usual and customary events of default for senior secured revolving credit facilities of this nature.

              On July 7, 2006, through our newly formed, wholly owned Delaware subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), we completed a $400.0 million debt securitization (the "Debt Securitization") where approximately $314.0 million principal amount of asset-backed notes (including $50.0 million revolving notes, of which $40.0 million have not been drawn down as of December 31, 2006) (the "CLO Notes") were issued to third parties and secured by a pool of middle market loans that have been purchased or originated by the Company. We retained approximately $86.0 million of certain BBB and non-rated securities in the debt securitization (the "Retained Notes"). The blended pricing of the CLO Notes, excluding fees, is approximately 3-month LIBOR plus 34 basis points. The Debt Securitization is an on-balance-sheet financing for the Company. As of December 31, 2006, $274.0 million was outstanding under the Debt Securitization (not including the Retained Notes). The CLO Notes mature on December 20, 2019.

              We intend to continue borrowing under the Facilities in the future and we may increase the size of the Facilities or otherwise issue debt securities or other evidences of indebtedness in the future.

STAFFING

              We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Ares Capital Management and Ares Administration, pursuant to the terms of the management agreement and the administration agreement. Each of our executive officers described under "Management" is an employee of Ares Administration and/or Ares Capital Management. Our day-to-day investment operations are managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by Ares Capital Management. Including Michael J. Arougheti, our President who also serves on Ares Capital Management's investment committee, Ares Capital Management has 19 investment professionals who focus on origination and transaction development and monitoring of our investments. See "Management—Investment Advisory and Management Agreement." In addition, we reimburse Ares Administration for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs. See "Management—Administration Agreement."

PROPERTIES

              We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 280 Park Avenue, 22nd Floor, Building East, New York, New York 10017. We rent office space directly from a third party pursuant to a lease that expires on February 27, 2011. In addition, we have entered into a sublease with Ares Management LLC whereby Ares Management LLC subleases approximately 25% of the office space for a fixed rent equal to 25% of the basic annual rent payable by us under the lease, plus certain additional costs and expenses.

LEGAL PROCEEDINGS

              Neither we nor Ares Capital Management are currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

              Our investment adviser employs an investment rating system to categorize our investments. See "Business—Ongoing Relationships With and Monitoring of Portfolio Companies." As of December 31, 2006, the weighted average investment grade of the debt in our portfolio was 3.0. As of December 31, 2006, the weighted average yield of debt and income producing equity securities in our portfolio was approximately 11.95% (computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount on accruing debt divided by (b) total debt and income producing equity securities at fair value).

              The following table describes each of the businesses included in our portfolio and reflects data as of December 31, 2006. We own less than 15% of the equity of, and do not control any of, the businesses included in this portfolio. We offer to make significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies' board of directors.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
PORTFOLIO COMPANIES
As of December 31, 2006

Company	Industry	Investment	Interest	Maturity	% of Class Held	Fair Value
Abingdon Investments Limited P. O. Box 44 Dorey Court, Admiral Park St. Peter Port Guernsey GYI 3BG	Investment company	Ordinary shares			10.00%		$9,485,000

ADF Capital, Inc. & ADF Restaurant Group, LLC 165 Passaic Avenue Suite 301 Fairfield, NJ 07004	Restaurant owner and operator	Senior secured revolving loan Senior secured loan Senior secured loan Senior secured loan Common stock warrants	10.25% (Base Rate + 2.00%/D) 10.25% (Base Rate + 2.00%/D) 14.75% (Base Rate + 6.50%/D) 14.75% (Base Rate + 6.50%/D)	11/27/2013 11/27/2013 11/27/2012 11/27/2012	45.70%	$ $ $ $ $	4,236,726 4,937,500 23,060,000 11,940,000 9,500,000	(3)
American Renal Associates, Inc. 5 Cherry Hill Drive, Suite 120 Danvers, MA 01923	Dialysis provider	Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured revolving loan	9.37% (Libor+ 4.00%/S) 10.75% (Base Rate + 2.50%/D) 9.87% (Libor + 4.50%/S) 11.25% (Base Rate + 3.00%/D) 12.37% (Libor + 7.00%/S) 12.37 (Libor + 7.00%/S) 12.37% (Libor + 7.00% /Q) 12.37% (Libor + 7.00% /Q) NA	12/31/2010 12/31/2010 12/31/2011 12/31/2011 12/31/2011 12/31/2011 12/31/2011 12/31/2011 12/31/2010		$ $ $ $ $ $ $ $ $	2,688,524 377,049 5,803,279 54,098 393,741 261,997 3,937,406 2,619,971 —	(4)
American Residential Services, LLC 860 Ridge Lake Blvd A3-1860 Memphis, TN 38120	Plumbing, heating and air-conditioning services	Senior subordinated note	12.00% Cash, 3.00% PIK	9/28/2013			$8,767,425
Arrow Group Industries, Inc. 1680 Route 23 North Wayne, NJ 07470	Residential and outdoor shed manufacturer	Senior secured loan	10.36% (Libor + 5.00%/Q)	4/1/2010			$6,000,000
AWTP, LLC 2080 Lunt Avenue Elk Grove Village, Illinois 60007	Water treatment services	Junior secured loan Junior secured loan	12.86% (Libor + 7.50%/Q) 12.86% (Libor + 7.50%/Q)	12/23/2012 12/23/2012		$ $	1,600,000 12,000,000
Berkline/Benchcraft Holdings LLC One Berkline Drive Morristown, TN 37813	Furniture manufacturer and distributor	Junior secured loan Preferred units Common unit warrants	15.25% (Base Rate + 5.00%, 2.00%PIK/D)	5/3/2012	4.27% 4.27%	$ $ $	504,206 — —
Best Brands Corporation 1765 Yankee Doodle Road Eagan, MN 55121	Baked goods manufacturer	Junior secured loan	11.85% (Libor + 6.50%/M)	6/30/2013			$40,000,000
Canon Communications LLC 11444 W. Olympic Blvd. Los Angeles, CA 90064	Print publications services	Junior secured loan Junior secured loan Junior secured loan	12.10% (Libor + 6.75%/M) 12.10% (Libor + 6.75%/M) 12.10% (Libor + 6.75%/M)	11/30/2011 11/30/2011 11/30/2011		$ $ $	7,525,000 4,250,000 12,000,000
Capella Healthcare, Inc. Two Corporate Center, Suite 200 501 Corporate Center Drive Franklin, TN 37067	Acute care hospital operator	Junior secured loan	11.36% (Libor + 6.00%/Q)	11/30/2013			$31,000,000
Captive Plastics, Inc. 251 Circle Drive North Piscataway, NJ 08854	Plastics container manufacturer	Junior secured loan Junior secured loan	12.63% (Libor + 7.25%/Q) 12.63% (Libor + 7.25%/Q)	2/28/2012 2/28/2012		$ $	15,500,000 12,000,000

Charter Baking Company, Inc. 3300 Walnut Street Unit C Boulder, CO 80301	Baked goods manufacturer	Preferred stock			3.00%		$2,500,000
Daily Candy, Inc. c/o Pilot Group LP 745 Fifth Avenue, 24th Floor New York, NY 10151	Internet publication provider	Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Common stock Common stock warrants	10.36% (Libor + 5.00%/S) 10.36% (Libor + 5.00%/S) 10.36% (Libor + 5.00%/Q) 10.36% (Libor + 5.00%Q) 12.25% (Base Rate + 4.00%/D) 12.25% (Base Rate + 4.00%/D)	5/29/2009 5/29/2009 5/29/2009 5/29/2009 5/29/2009 5/29/2009	2.28% 2.48%	$ $ $ $ $ $ $ $	12,422,111 11,577,889 388,191 361,809 64,698 60,302 2,375,000 2,624,998
Diversified Collection Services, Inc. 333 North Canyons Pkwy. Livermore, CA 94551	Collections services	Senior secured loan Senior secured loan Senior secured loan Preferred stock Common stock	9.60% (Libor + 4.25%/M) 11.35% (Libor + 6.00%/M) 11.35% (Libor + 6.00%/M)	2/4/2011 8/4/2011 8/4/2011	0.56% 0.68%	$ $ $ $ $	5,242,026 1,742,026 6,757,974 169,123 295,270
DSI Renal, Inc. 511 Union Street Suite 1800 Nashville, TN 37219	Dialysis provider	Senior subordinated note Senior subordinated note Senior secured revolving loan Senior secured revolving loan Senior secured revolving loan Senior secured revolving loan Senior secured revolving loan	12.00% Cash, 2.00% PIK 12.00% Cash, 2.00% PIK 8.38% (Libor + 3.00%/Q) 8.38% (Libor + 3.00%/Q) 8.38% (Libor + 3.00%/Q) 8.38% (Libor + 3.00%/Q) 10.75% (Base Rate + 2.50%/D)	4/7/2014 4/7/2014 3/31/2013 3/31/2013 3/31/2013 3/31/2013 3/31/2013		$ $ $ $ $ $ $	60,940,868 5,050,125 4,000,000 960,000 1,600,000 1,600,000 2,096,000	(5) (5) (5) (5) (5)
ELC Acquisition Corporation 2 Lower Ragsdale Drive Monterey, CA 93940	Developer, manufacturer and retailer of educational products	Junior secured loan Senior secured loan	12.37% (Libor + 7.00%/Q) NA	11/29/2013 11/29/2012		$ $	8,333,333 —	(6)
Emerald Performance Materials, LLC 2020 Front Street, Suite 100 Cuyahoga Falls, OH 44221	Polymers and performance materials manufacturer	Senior secured loan Senior secured loan Senior secured loan Senior secured loan	9.60% (Libor + 4.25%/B) 11.35% (Libor + 6.00%/M) 11.35% (Libor + 6.00%/M) 13.00%	5/22/2011 5/22/2011 5/22/2011 5/22/2011		$ $ $ $	10,421,053 3,736,842 1,526,316 4,210,526
Encanto Restaurants, Inc. c/o Harvest Partners, Inc. 280 Park Avenue, 33rd Floor New York, NY 10017	Restaurant owner and operator	Junior secured loan Junior secured loan	7.50% Cash, 3.50% PIK 7.50% Cash, 3.50% PIK	8/2/2013 8/2/2013		$ $	13,170,625 12,157,500
Equinox SMU Partners LLC and SMU Acquisition Corp. {9} {15} 1750 W. Broadway St. #222 Oviedo, FL 32765	Medical school operator	Senior secured revolving loan Senior secured revolving loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Limited liability company membership interest	13.25% (Base Rate + 5.00%/Q) 11.36% (Libor + 6.00%/B) 11.37% (Libor + 6.00%/Q) 11.37% (Libor + 6.00%/Q) 11.37% (Libor + 6.00%/Q) 11.37% (Libor + 6.00%/Q)	12/31/2010 12/31/2010 12/31/2010 12/31/2010 12/31/2010 12/31/2010	17.39%	$ $ $ $ $ $ $	1,932,342 3,000,000 4,858,118 4,966,882 1,500,000 1,500,000 4,000,000	(7) (7)
Farley's & Sathers Candy Company, Inc. P.O. Box 28 Round Lake, MN 56167	Branded candy manufacturer	Junior secured loan	11.36% (Libor + 6.00%/S)	3/24/2011			$10,000,000
Firstlight Financial Corporation 1700 E. Putnum Ave. Old Greenwich, CT 06870	Investment company	Senior subordinated loan Common stock Common stock	10.00% PIK	12/31/2016	20.00% 100.00%	$ $ $	36,000,000 6,000,000 18,000,000
GCA Services Group, Inc. 300 Four Falls Corporate Center, Suite 650 West Conshohocken, PA 19428	Custodial services	Senior secured loan	12.00%	12/31/2011			$50,000,000
The GSI Group, Inc. c/o Charlesbank Capital Partners 600 Atlantic Avenue, 26th Floor Boston, MA 02210	Agricultural equipment manufacturer	Senior notes Common stock	12.00%	5/15/2013	1.49%	$ $	10,000,000 750,000
HB&G Building Products P.O. Box 589 Troy, AL 36081	Synthetic and wood product manufacturer	Senior subordinated loan Common stock Common stock warrants	13.00% Cash, 2.00% PIK	3/7/2011	2.40% 3.90%	$ $ $	8,663,415 752,888 652,503
ILC Industries, Inc. 105 Wilbur Place Bohemia, NY 11716	Industrial products provider	Junior secured loan Junior secured loan	11.50% 11.50%	8/24/2012 8/24/2012		$ $	12,000,000 3,000,000
Industrial Container Services, LLC 1540 Greenwood Avenue Montebello, CA 90640	Industrial container manufacturer, reconditioner and servicer	Senior secured loan Senior secured loan Senior secured loan Senior secured revolving loan Senior secured revolving loan Common stock	11.94% (Libor + 6.50%/S) 11.94% (Libor + 6.50%/S) 11.94% (Libor + 6.50.%/S) 9.88% (Libor + 4.50%/Q) 11.25% (Base Rate + 3.00%/D)	9/30/2011 9/30/2011 9/30/2011 9/30/2011 9/30/2011	11.41%	$ $ $ $ $ $	11,939,547 16,504,747 9,950,000 4,130,435 1,239,130 1,800,000	(8) (9)
Innovative Brands, LLC 4729 East Union Hills Drive, Suite #103 Phoenix, AZ 85050	Consumer products and personal care manufacturer	Senior Secured Loan Senior Secured Loan	11.13% 11.13%	9/22/2011 9/22/2011		$ $	13,000,000 12,000,000

Investor Group Services, LLC 2020 Front Street, Suite 100 Boston, Massachusetts 02116	Financial services	Senior secured loan Senior secured revolving loan Limited liability company membership interest	12.00% 11.04% (Libor + 5.50%/S)	6/23/2011 6/23/2011	0.05%	$ $ $	1,500,000 500,000 —	(10)
The Kenan Advantage Group, Inc. 4895 Dressler Road, N.W. #100 Canton, OH 44718	Fuel transportation provider	Senior subordinated notes Senior secured loan Senior secured revolving loan Preferred stock Common stock	9.5% Cash, 3.50% PIK 8.36% (Libor + 3.00%/Q) NA	12/16/2013 12/16/2011 12/16/2010	1.15% 1.04%	$ $ $ $ $	9,198,136 2,475,008 — 1,098,400 30,575	(11)
LabelCorp Holdings, Inc. 405 Willow Spring Lane York, PA 17402	Consumer product labels manufacturer	Senior subordinated notes	12.00% Cash, 3.00% PIK	9/17/2012			$9,320,235
Lakeland Finance, LLC 590 Peter Jefferson Parkway, Suite 30 Charlottesville, VA 22911	Private school operator	Senior secured note	11.50%	12/15/2012			$33,000,000
Mactec, Inc. 1105 Sanctuary Parkway, Suite 300 Alpharetta, GA 30004	Engineering and environmental services	Common stock			0.01%		$—
Making Memories Wholesale, Inc. 1168 West 500 North Centerville, UT 84014	Scrapbooking branded products manufacturer	Senior secured loan Senior subordinated loan Senior secured revolving loan Preferred stock	9.88% (Libor + 4.50%/Q) 12.50% Cash, 2.00% PIK NA	3/31/2011 5/6/2012 3/31/2011	9.64%	$ $ $ $	7,758,333 10,204,325 — 1,320,000	(12)
Miller Heiman, Inc. 10509 Professional Circle, Suite 100 Reno, NV 89521	Sales consulting services	Senior secured loan Senior secured loan Senior secured revolving loan	8.60% (Libor + 3.25%/M) 9.12% (Libor + 3.75%/Q) NA	6/6/2010 6/6/2012 6/1/2010		$ $ $	3,093,785 4,017,591 —	(13)
MR Processing Holding Corp. 1544 Old Alabama Road Roswell, GA 30076	Bankruptcy and foreclosure processing services	Senior subordinated note Senior secured loan Preferred stock	12.00% Cash, 2.00% PIK 9.02% (Libor + 3.50%/S)	2/23/2013 2/24/2012	4.98%	$ $ $	20,303,747 1,990,000 3,000,000
National Print Group, Inc. 2464 Amicola Highway Chattanooga, TN 37406	Printing management services	Senior secured revolving loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Preferred stock	10.75% (Base Rate + 2.50%/D) 8.86% (Libor + 3.50%/Q) 10.75% (Base Rate + 2.50%/D) 8.85% (Libor + 3.50%/B) 12.37% (Libor + 7.00%/Q) 12.37% (Libor + 7.00%/Q) 12.38% (Libor + 7.00%/Q) 12.38% (Libor + 7.00%/Q)	3/2/2012 3/2/2012 3/2/2012 3/2/2012 8/2/2012 8/2/2012 8/2/2012 8/2/2012	10.94%	$ $ $ $ $ $ $ $ $	2,336,173 5,295,652 273,913 5,295,652 2,319,368 419,763 1,932,806 349,802 2,000,000	(14)
NPA Acquisition, LLC c/o Transportation Resources Partners, L.P. 2555 Telegraph Rd. Bloomfield Hills, MI 48302	Powersport vehicle auction operator	Senior secured loan Senior secured loan Senior secured loan Junior secured loan Junior secured loan Common units	8.57% (Libor + 3.25%/S) 8.60% (Libor + 3.25%/Q) 10.25% (Base Rate + 2.00%/D) 12.11% (Libor + 6.75%/Q) 12.11% (Libor + 6.75%/Q)	8/24/2012 8/24/2012 8/24/2012 2/24/2013 2/24/2013	1.94%	$ $ $ $ $ $	4,533,333 400,000 66,667 2,000,000 12,000,000 1,000,000
OnCURE Medical Corp. 610 Newport Center Drive, Suite 650 Newport Beach, CA 92660	Radiation oncology care provider	Senior subordinated note Senior secured loan Senior secured revolving loan Common stock	11.00% Cash, 1.50% PIK 8.94% (Libor + 3.50%/S) NA	8/18/2013 2/17/2012 2/17/2011	3.30%	$ $ $ $	23,318,089 3,403,750 — 3,000,000	(15)
Pappas Telecasting Incorporated 500 South Chinowth Road Visalia, CA 93277	Television broadcasting	Senior secured loan Senior secured loan Senior secured loan Senior secured loan	14.73% (Libor + 4.48% Cash, 5.00% PIK/Q) 14.73% (Libor + 4.48% Cash, 5.00% PIK/Q) 14.25% (Libor + 4.00% Cash, 5.00% PIK/Q) 14.25% (Libor + 4.00% Cash, 5.00% PIK/Q)	2/28/2010 2/28/2010 2/28/2010 2/28/2010		$ $ $ $	11,695,696 8,129,405 369,212 531,180
Partnership Capital Growth Fund I, L.P. One Embarcadero, Suite 3810 San Fransico, CA 94111	Investment partnership	Limited partnership interest			25.00%		$225,260
Patriot Media & Communications CNJ, LLC 35 Mason Street Greenwich, CT 06830	Cable services	Junior secured loan	10.50% (Libor + 5.00%/S)	10/4/2013			$5,000,000
Primis Marketing Group, Inc. and Primis Holdings, LLC c/o Pcap Managers, LLC 75 State Street, 26th Floor Boston, MA 02109	Database marketing services	Senior subordinated note Preferred units Common units	11.00% Cash, 2.50% PIK	2/27/2013	8.02% 7.38%	$ $ $	10,085,790 3,600,000 400,000
Professional Paint, Inc. #300—8600 Park Meadows Drive Lone Tree, Co USA 80124	Paint manufacturer	Junior secured loan Junior secured loan	11.13% (Libor + 5.75%/S) 11.13% (Libor + 5.75%/S)	5/31/2013 5/31/2013		$ $	4,500,000 12,000,000
Qualitor, Inc. 24800 Denso Drive, Suite 255 Southfield, MI 48034	Automotive aftermarket components supplier	Senior secured loan Junior secured loan	9.61% (Libor + 4.25%/Q) 12.61% (Libor + 7.25%/Q)	12/31/2011 6/30/2012		$ $	1,960,000 5,000,000
RedPrairie Corporation c/o Francisco Partners 2882 Sand Hill Road, Suite 280 Menlo Park, CA 94045	Software manufacturer	Junior secured loan	11.87% (Libor + 6.50%/Q)	1/20/2013			$12,000,000

Reflexite Corporation 120 Darling Drive Avon, CT 06001	Developer and manufacturer of high visibility reflective products	Senior subordinated loan Common Stock	11.00% Cash, 3.00% PIK	12/30/2011	33.59%	$ $	10,616,954 25,682,891
Savers, Inc and SAI Acquisition Corporation 11400 SE 6th St. Suite 220 Bellevue, WA 98004	For-profit thrift retailer	Senior subordinated note Common stock	10.00% Cash, 2.00% PIK	8/11/2014	1.87%	$ $	28,220,888 4,500,000
Shoes for Crews, LLC 1400 Centerpark Blvd., Suite 310 West Palm Beach, FL 33401	Safety footwear and slip-related mats	Senior secured loan Senior secured loan Senior secured loan Senior secured revolving loan	8.61% (Libor + 3.25%/S) 8.61% (Libor + 3.25%/Q) 10.25% (Base Rate + 2.00%/D) 10.25% (Base Rate + 2.00%/D)	7/6/2010 7/6/2010 7/6/2010 7/6/2010		$ $ $ $	1,256,027 61,104 61,104 3,333,333	(16)
Summit Business Media, LLC	Business media consulting services	Junior secured loan	12.35% (Libor + 7.00%/M)	11/3/2013			$10,000,000
The Teaching Company, LLC and The Teaching Company Holdings, Inc. 4151 Lafayette Center Drive, No. 100 Chantilly, Virginia 20151	Education publications provider	Senior secured loan Senior secured loan Preferred stock Common stock	10.50% 10.50%	9/29/2012 9/29/2012	3.64% 3.64%	$ $ $ $	28,000,000 12,000,000 2,996,921 3,079
Thermal Solutions LLC and TSI Group, Inc. 94 Tide Mill Road Hampton, NH 03842	Thermal management and electronics packaging manufacturer	Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior subordinated notes Senior subordinated notes Preferred stock Common stock	9.37% (Libor + 4.00%/Q) 11.25% (Base Rate + 3.00%/D) 9.02% (Libor + 3.50%/Q) 10.75% (Base Rate + 2.50%/D) 11.50% Cash, 2.75% PIK 11.50% Cash, 2.50% PIK	3/27/2012 3/27/2012 3/27/2011 3/27/2011 3/27/2013 3/27/2013	1.32% 1.06%	$ $ $ $ $ $ $ $	3,225,625 8,125 1,611,849 46,053 3,126,808 2,548,752 539,000 11,000
Things Remembered, Inc. and TRM Holdings Corporation 5500 Avion Park Drive Highland Heights, Ohio 44143	Personalized gifts retailer	Senior secured loan Senior secured loan Senior secured loan Senior secured revolving loan Preferred stock Common stock	10.10% (Libor + 4.75%/M) 11.35% (Libor + 6.00%/M) 11.35% (Libor + 6.00%/M) NA	9/29/2012 9/29/2012 9/29/2012	4.10% 4.10%	$ $ $ $ $ $	4,800,000 28,000,000 7,200,000 — 1,800,000 200,000	(17)
Triad Laboratory Alliance, LLC 4380 Federal Drive, Suite 100 Greensboro, NC 27410	Laboratory services	Senior subordinated note Senior secured loan Senior secured loan	12.00% Cash, 1.75% PIK 8.61% (Libor + 3.25%/Q) 8.61% (Libor + 3.25%/Q)	12/23/2012 12/23/2011 12/23/2011		$ $ $	14,829,355 6,930,000 2,970,000
Tumi Holdings, Inc. 1001 Durham Avenue South Plainfield, NJ 07080	Branded luggage designer, marketer and distributor	Senior secured loan Senior secured loan Senior subordinated loan	8.11% (Libor + 2.75%/Q) 8.61% (Libor + 3.25%/Q) 16.36% (Libor + 6.00% Cash, 5.00% PIK/Q)	12/31/2012 12/31/2013 12/31/2014		$ $ $	2,500,000 5,000,000 13,682,839
UCG Paper Crafts, Inc. c/o GTCR Golder Rauner, LLC 6100 Sears Tower Chicago, IL 60606	Scrapbooking materials manufacturer	Senior secured loan Junior secured loan Junior secured loan	8.60% (Libor + 3.25%/M) 12.85% (Libor + 7.50%/M) 12.85% (Libor + 7.50%/M)	2/17/2013 8/17/2013 8/17/2013		$ $ $	1,985,000 2,952,625 9,949,875
Universal Trailer Corporation 11590 Century Blvd., Suite 103 Cincinnati, OH 45246	Livestock and specialty trailer manufacturer	Common stock Common stock warrants		5/15/2012	9.13% 12.67%	$ $	5,500,000 2,442,880
Varel Holdings, Inc. 1434 Patton Place, Suite 106 Carrollton, TX 75007	Drill bit manufacturer	Common stock			2.53%		$1,011,569
Waste Pro USA, Inc. 2101 West State Road 434, Suite 315 Longwood, FL 32779	Waste management services	Senior subordinated loan Preferred stock Common stock warrants	11.50% 10.00% PIK	11/9/2013 11/9/2013	22.59% 3.75%	$ $ $	25,000,000 15,000,000 —
Wastequip, Inc. 25800 Science Park Drive, Suite 140 Beachwood, OH 44122	Waste management equipment manufacturer	Junior secured loan Junior secured loan	10.85% (Libor + 5.50%/M) 10.85% (Libor + 5.50%/M)	7/15/2012 7/15/2012		$ $	15,000,000 12,000,000
X-rite, Incorporated 3100 44th Street SW Grandville, MI 49418	Artwork software manufacturer	Junior secured loan	10.37% (Libor + 5.00%/Q)	7/31/2013			$10,000,000

Total							$1,235,821,836

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate loans to our portfolio companies bear interest at a rate that may determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset daily (D), monthly (M), bi-monthly (B), quarterly (Q) or semi-annually (S). For each such loan, we have provided the current interest rate in effect as of December 31, 2006.

(2)
Percentages shown for warrants or convertible preferred stock held represent the percentages of common stock we may own on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(3)
$763,274 of total commitments of $5,000,000 for the revolver remains unfunded as of December 31, 2006.

(4)
Total commitment of $3,278,689 remains unfunded as of December 31, 2006

(5)
$1,744,000 of total commitment of $12,000,000 remains unfunded as of December 31, 2006.

(6)
Total commitment of $4,000,000 remains unfunded as of December 31, 2006.

(7)
$7,567,658 of total commitment of $12,500,000 remains unfunded as of December 31, 2006.

(8)
$4,309,082 of total commitment of $10,739,130 remains unfunded as of December 31, 2006.

(9)
$3,717,392 of total commitment of $4,956,522 remains unfunded as of December 31, 2006.

(10)
$1,500,000 of total commitment of $2,500,000 remains unfunded as of December 31, 2006.

(11)
Total commitment of $1,612,903 remains unfunded as of December 31, 2006.

(12)
Total commitment of $500,000 remains unfunded as of December 31, 2006.

(13)
Total commitment of $832,942 remains unfunded as of December 31, 2006.

(14)
$905,131 of total commitment of $3,241,304 remains unfunded as of December 31, 2006.

(15)
Total commitment of $4,500,000 remains unfunded as of December 31, 2006.

(16)
$5,000,001 of total commitment of $8,333,334 remains unfunded as of December 31, 2006.

(17)
Total commitment of $5,000,000 remains unfunded as of December 31, 2006.

              Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of December 31, 2006.

Diversified Specialty Institutes

              Diversified Specialty Institutes ("DSI") is a for-profit operator of free standing, outpatient renal kidney dialysis centers in the U.S. DSI's centers provide renal care services and supplies to government payors, which includes Medicare and Medicaid patients, and to commercial payors, primarily consisting of patients covered under private health care plans.

MANAGEMENT

              Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of five members, three of whom are not "interested persons" of Ares Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

EXECUTIVE OFFICERS AND BOARD OF DIRECTORS

              Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

              Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Robert L. Rosen	60	Director	2004	2009
Bennett Rosenthal	43	Chairman and Director	2004	2009
Independent Directors
Douglas E. Coltharp	45	Director	2004	2008
Frank E. O'Bryan	73	Director	2005	2007
Eric B. Siegel	49	Director	2004	2007

              The address for each director is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067.

Executive officers who are not directors

              Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Michael J. Arougheti	34	President
Richard S. Davis	48	Chief Financial Officer
Daniel F. Nguyen	35	Treasurer
Michael D. Weiner	54	Vice President and General Counsel
Hue H. Nguyen	35	Chief Compliance Officer and Secretary
Merritt S. Hooper	45	Vice President of Investor Relations and Assistant Treasurer

              The address for each executive officer is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067.

Biographical information

Directors

              Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent directors

              Douglas E. Coltharp, 45, has served as a director of the Company since 2004. He joined Saks Incorporated as Executive Vice President and Chief Financial Officer in November 1996. Saks Incorporated (NYSE "SKS") is the holding company for Saks Fifth Avenue Enterprises, which operates Saks Fifth Avenue luxury department stores, Off 5th Saks Fifth Avenue Outlet stores and Saks Direct (an e-commerce and catalog distribution business). Prior to joining Saks Incorporated Mr. Coltharp spent ten years in the Corporate Finance Department of NationsBank (now known as Bank of America), most recently as Senior Vice President and head of the Southeast Corporate Finance Group headquartered in Atlanta. Mr. Coltharp holds a B.S. in Finance and Economics from Lehigh University in Bethlehem, Pennsylvania and an M.B.A. from the Wharton School, University of Pennsylvania, in Philadelphia, Pennsylvania. Mr. Coltharp also serves on the boards of directors of Stratus Technologies, Inc. and Under Armour, Inc.

              Frank E. O'Bryan, 73, served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as a Vice Chairman until 2004 when the company was sold to General Electric Corporation. Mr. O'Bryan served as Vice Chairman of Shearson/American Express Mortgage Corp. and as a Director of Shearson American Express from 1981 to 1985 and prior to that served as a Director and senior executive of Shearson Hayden Store from 1979 to 1981. Mr. O'Bryan has been a Director of The First American Corporation since 1994. Since 2003 he has been a Director of Standard Pacific Corporation and a Director of Farmers & Merchants Bank since 2004. Mr. O'Bryan is a past member of the board of directors of both Damon Corporation and Grubb & Ellis.

              Eric B. Siegel, 49, has served as a director of the Company since 2004. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and consultant to the Milwaukee Brewers Baseball Club and a Director and Chairman of the Executive Committee of El Paso Electric Company, an NYSE publicly traded utility company. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P. Mr. Siegel is also a member of the Board of Trustees of the Marlborough School, where he also serves as Finance Chair, a member of the Board of Directors of the Friends of the Los Angeles Free Clinic and a board member of Reprise! Broadway's Best, a non-profit theatre organization. Mr. Siegel holds his Bachelor of Arts degree Summa Cum Laude and Phi Beta Kappa and law degree Order of the Coif from the University of California at Los Angeles.

Interested directors

              Robert L. Rosen, 60, has served as a director of the Company since 2004. Mr. Rosen is managing partner of RLR Capital Partners and RLR Focus Fund which invests principally in the securities of publicly traded North American companies. Mr. Rosen served from 2003 until 2005 as co-Managing Partner of Dolphin Domestic Fund II. In 1998, Mr. Rosen founded National Financial Partners ("NFP"), an independent distributor of financial services to high net worth individuals and small to medium-sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies. From 1989 to 1993 Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen holds an MBA in finance from NYU's Stern School. Mr. Rosen also serves on the board of directors of Marietta Corporation. Ares Management is in discussions with Mr. Rosen regarding expanding his relationship with Ares Management. If those discussions bear fruit, Mr. Rosen may no longer be considered an "independent" director of Ares Capital. As a result, in an abundance of caution, we are treating Mr. Rosen as an "interested person" of the Company as defined in section 2(a)(19) of the 1940 Act.

              Bennett Rosenthal, 43, has served as a Chairman and director of the Company since 2004. Mr. Rosenthal is a founding member of Ares and functions as a Senior Partner in the Private Equity Group. Since 1998, Mr. Rosenthal has also overseen all of Ares' mezzanine debt investments. Prior to joining Ares, Mr. Rosenthal was a Managing Director in the Global Leveraged Finance Group of Merrill Lynch and was responsible for originating, structuring and negotiating many leveraged loan and high yield financings. Mr. Rosenthal was also a senior member of Merrill Lynch's Leveraged Transaction Commitment Committee. Mr. Rosenthal is a member of the following boards of directors: AmeriQual Management, Inc., Aspen Dental Management, Inc., Douglas Dynamics, LLC and Hanger Orthopedic Group, Inc. He is also the Co-Chairman of the Board of Directors of National Bedding Company LLC (Serta). Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania's Wharton School of Business where he also received his MBA with distinction. Bennett Rosenthal is an "interested person" of the Company as defined in section 2(a)(19) of the 1940 Act because he is on the investment committee of Ares Capital Management, the Company's investment adviser, and is a member of Ares Partners Management Company LLC, the parent of Ares Management, LLC, the managing member of the investment adviser.

Executive officers who are not directors

              Michael J. Arougheti, 34, is President of the Company and joined Ares in May 2004 and became a member of Ares in January 2006. Prior to that time, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle market leveraged loans, senior and junior subordinated debt, preferred equity, and common stock and warrants on behalf of RBC and other third-party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti sat on the firm's Investment Committee and was also active in the firm's private equity fund investment and fund of funds program. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group advising clients in various industries, including natural resources, pharmaceuticals and consumer products. Mr. Arougheti has extensive experience in leveraged finance, including senior bank loans, mezzanine debt and private equity. He has worked on a range of transactions for companies in the consumer products, manufacturing, healthcare, retail and technology industries. Mr. Arougheti received a B.A. in Ethics, Politics and Economics, cum laude, from Yale University.

              Richard S. Davis, 48, is Chief Financial Officer of the Company and joined Ares in June 2006 as Executive Vice President—Finance and Co-Chief Operating Officer. From December 1997 to May 2006, Mr. Davis was with Arden Realty, Inc., a real estate investment trust, serving as its Chief Financial Officer from July 2000. From 1996 to 1997, Mr. Davis was with Catellus Development Corporation where he was responsible for accounting and finance for the asset management and development divisions. From 1985 to 1996, Mr. Davis served as a member of the audit staff of both KPMG LLP and Price Waterhouse LLP. Mr. Davis is a Certified Public Accountant and a member of the American Institute of CPAs. Mr. Davis received his Bachelor of Science Degree in Accounting from the University of Missouri at Kansas City.

              Daniel F. Nguyen, 35, is Treasurer of the Company and joined Ares in August 2000. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on various financial institutions, performing due diligence investigation of potential mergers and acquisitions, and analyzing changes in accounting guidelines for derivatives. At Arthur Andersen LLP, Mr. Nguyen also focused on treasury risk management and on mortgage-backed securities and other types of structured financing. Mr. Nguyen graduated with a B.S. in Accounting from the University of Southern California's Leventhal School of Accounting and received an MBA in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied European business environment at Oxford University in England as part of the MBA curriculum. Mr. Nguyen is a CFA charterholder and a Certified Public Accountant.

              Michael D. Weiner, 54, is General Counsel of the Company. Mr. Weiner joined Ares as its Chief Legal Officer and General Counsel and became a member of Ares in September 2006. Previously, Mr. Weiner served as general counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law and general partnership and corporate and regulatory matters. Mr. Weiner has served and continues to serve on the boards of directors of several corporations. Mr. Weiner graduated with a BS in Business and Finance from the University of California at Berkeley and a JD from the University of Santa Clara.

              Hue H. Nguyen, 35, is Chief Compliance Officer and Secretary of the Company and joined Ares in November 2006. Previously, Mr. Nguyen was with Dimensional Fund Advisors, an SEC registered investment adviser /broker dealer to large scale investment companies serving as its Regional Compliance Officer from early 2005. From 2002 to 2005 Mr. Nguyen was a Principal Regulatory Consultant for Advisors Compliance Associates LLC, an independent compliance consulting firm focusing on compliance and operational risk issues for the investment management industry. From 1997 to 2002, Mr. Nguyen served as a Senior Manager/Principal Consultant with PricewaterhouseCoopers' Regulatory and Compliance Consulting Group. Mr. Nguyen began his career as a Staff Accountant and Securities Examiner with the SEC's New York Division of Investment Management. Mr. Nguyen is a Certified Public Accountant in the state of California and received his Bachelor of Science Degree in Accounting from the University of DeVry Institute.

              Merritt S. Hooper, 45, has served as Vice President of Investor Relations and Assistant Treasurer of the Company since 2004. Ms. Hooper is a founding investment professional of Ares and functions as the Director of Investor Relations and Marketing for all Ares funds as well as a senior investment analyst in the Capital Markets Group. Prior to Ares, Ms. Hooper was associated with Lion Advisors (an affiliate of Apollo Advisors) from 1991 to 1997 and worked as a senior credit analyst participating in both portfolio management and strategy. From 1987 until 1991, Ms. Hooper was with Columbia Savings and Loan, most recently as Vice President in the Investment Management Division. Ms. Hooper serves on the executive and investment boards of Cedars-Sinai Medical Center in Los Angeles. Ms. Hooper graduated from the University of California at Los Angeles (UCLA) with a B.A. in Mathematics and received her MBA in Finance from UCLA's Anderson School of Management.

INVESTMENT COMMITTEE

              Information regarding the members of Ares Capital Management's investment committee is as follows:

Name	Age	Position
Bennett Rosenthal	43	Chairman and Director of the Company, Member of Investment Committee
Antony P. Ressler	46	Member of Investment Committee
John Kissick	65	Member of Investment Committee
David Sachs	47	Member of Investment Committee
Michael J. Arougheti	34	President of the Company, Member of Investment Committee

              The address for each member of Ares Capital Management's investment committee is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067.

Members of Ares Capital Management's investment committee who are not directors or officers of the Company

              John Kissick—Mr. Kissick is a founding member of Ares and functions as a Senior Partner in the Private Equity Group as well as a Senior Advisor to all funds in Ares' Capital Markets Group. Mr. Kissick also serves on the Investment Committee on all Ares funds. Prior to Ares, Mr. Kissick was a co-founder of Apollo Management, L.P. in 1990 and was a member of the original six-member management team. Together with Mr. Ressler, Mr. Kissick oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisors. L.P. from 1990 until 2002, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Kissick served as a Senior Executive Vice President of Drexel Burnham Lambert, where he began in 1975, eventually heading its Corporate Finance Department. Mr. Kissick serves on the boards of the Cedars-Sinai Medical Center in Los Angeles, the Stanford University Graduate School of Business and the Fulfillment Fund which helps economically disadvantaged kids graduate from high school and college through mentoring and other programs. Mr. Kissick graduated from Yale University with a BA in Economics and with highest honors from the Stanford Business School with an MBA in Finance.

              Antony P. Ressler—Mr. Ressler is a founding member of Ares and functions as a Senior Partner in the Ares Private Equity Group and as a Senior Advisor to the Ares Capital Markets Group. Mr. Ressler also serves on the Investment Committee on all Ares funds. Prior to Ares, Mr. Ressler was a co-founder of Apollo Management, L.P. in 1990 and was a member of the original six-member management team. Prior to 1990, Mr. Ressler served as a Senior Vice President in the High Yield Bond Department of Drexel Burnham Lambert Incorporated, with responsibility for the New Issue/Syndicate Desk. Mr. Ressler serves on several boards of directors including Samsonite Corporation and several private companies. Mr. Ressler also serves on the Boards of Directors of the Alliance for College Ready Public Schools and the Los Angeles County Museum of Art, as well as the Board of Trustees of the Center for Early Education. Mr. Ressler is also one of the founding members of the Board of Directors of the Painted Turtle Camp, created to serve children dealing with chronic and life threatening illnesses by creating memorable, old-fashioned camping experiences. Mr. Ressler received his BSFS from Georgetown University's School of Foreign Service and received his MBA from Columbia University's Graduate School of Business.

              David Sachs—Mr. Sachs is a founding member of Ares and functions as Co-Portfolio Manager of the Capital Markets Group and serves as an Investment Committee member on all Ares funds.

From 1994 until 1997, Mr. Sachs was a principal of Onyx Partners, Inc. specializing in merchant banking and related capital raising activities in the mezzanine debt and private equity markets for middle market companies. From 1990 to 1994, Mr. Sachs was employed by Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas. From 1984 to 1990, Mr. Sachs was with Columbia Savings and Loan Association, most recently as Executive Vice President, responsible for all asset-liability management as well as running the Investment Management Department. Mr. Sachs serves on the Board of Directors of Terex Corporation. Mr. Sachs graduated from Northwestern University with a BS in Industrial Engineering and Management Science.

OTHER INVESTMENT PROFESSIONALS

              Eric B. Beckman—Mr. Beckman joined Ares in 1998 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Before joining the Private Debt Group, Mr. Beckman served as a Senior Partner of the Private Equity Group of Ares Management LLC and a member of its Investment Committee, and as a member of the team responsible for Ares' mezzanine debt investments. Prior to joining Ares, Mr. Beckman was a member of the Leveraged Finance Group of Goldman, Sachs & Co. While at Goldman Sachs, he was involved in executing leveraged loan and high yield bond offerings, in raising and managing a dedicated fund providing subordinated bridge loans, and in certain restructuring advisory and distressed lending activities. Mr. Beckman is the Co-Chair of the Los Angeles Advisory Board of the Posse Foundation and a member of the Steering Committee for the Cedars-Sinai Medical Center Sports Spectacular. Mr. Beckman graduated summa cum laude from Cornell University with a BA in Political Theory and Economics, and was elected to Phi Beta Kappa. He received his JD from the Yale Law School where he was a senior editor of the Yale Law Journal.

              R. Kipp deVeer—Mr. deVeer joined Ares in July 2004 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Before Ares Mr. deVeer was a partner at RBC Capital Partners in the Principal Finance Group, the firm's middle market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from the merchant banking group of Indosuez Capital. At RBC Capital Partners and Indosuez Capital, Mr. deVeer was responsible for originating, structuring, and executing senior and subordinated debt investments in middle market buyouts and acquisitions. In addition, Mr. deVeer was responsible for investing the firm's capital in private equity transactions. Previously, Mr. deVeer worked at J.P. Morgan & Co., both in a Special Investment Fund of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a B.A. from Yale University and an M.B.A. from Stanford University's Graduate School of Business.

              Mitch Goldstein—Mr. Goldstein joined Ares in May 2005 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings and capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of its merger with Donaldson Lufkin and Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust, where he was responsible for financing and advising clients in various industries including media and telecommunications, consumer products, automotive and healthcare. Mr. Goldstein began his career as a CPA at Ernst & Young. Mr. Goldstein graduated summa cum laude from SUNY Binghamton with a BS in Accounting and received an MBA from Columbia Business School.

              Michael L. Smith—Mr. Smith joined Ares in July 2004 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Before Ares, Mr. Smith was a partner at RBC Capital Partners in the Principal Finance Group, the firm's middle market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the merchant banking group. At RBC Capital Partners and Indosuez Capital, Mr. Smith was responsible for originating and executing senior debt and mezzanine financings for middle market leveraged buyouts and recapitalizations. In addition, Mr. Smith was responsible for investing the firm's capital in private equity transactions. Previously, Mr. Smith worked at Kenter, Glastris & Company, a private equity investment firm specializing in leveraged management buyouts and at Salomon Brothers Inc., in their Capital Markets and Financial Institutions Group. Mr. Smith received a Masters in Management from the J.L. Kellogg Graduate School of Management and a B.S. in Business Administration, cum laude, from the University of Notre Dame.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee

              The members of the audit committee are Messrs. Coltharp, O'Bryan and Siegel, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. Mr. Coltharp serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. Where appropriate, the board of directors and audit committee may utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating committee

              The members of the nominating committee are Messrs. Coltharp, O'Bryan and Siegel, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. Mr. Siegel serves as chairman of the nominating committee. The nominating committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

              The nomination committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (i) 120th day prior to the date of such annual meeting or (ii) the 10th day following the day on which public announcement of such meeting date is first made.

Compensation committee

              We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Meetings

              Our board of directors held nine formal meetings during 2006. The audit committee held seven formal meetings during 2006, and the nominating committee held two formal meetings during 2006.

              The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of March 22, 2007. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Ares Capital(1)(2)
Independent Directors(3)
Douglas E. Coltharp	none
Frank E. O'Bryan	none
Eric B. Siegel	$50,001 - 100,000
Interested Directors
Robert L. Rosen	none
Bennett Rosenthal	none

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)
As of March 22, 2007, to the best of the Company's knowledge, other than as specified in the table, none of the independent directors or nominees, nor any of their immediate family members, had any interest in the Company, the Company's investment adviser, or any person or entity directly or indirectly controlling, controlled by, or under common control with the Company.

COMPENSATION TABLE

              The following table shows information regarding the compensation of the directors for the fiscal year ending December 31, 2006. No compensation is paid to directors who are "interested persons."

Name	Aggregate compensation from Ares Capital(1)	Pension or retirement benefits accrued as part of our expenses(2)	Total compensation from Ares Capital paid to director
Independent directors
Douglas E. Coltharp	$89,000	None	$89,000
Frank E. O'Bryan	$84,000	None	$84,000
Eric B. Siegel	$86,000	None	$86,000
Interested directors
Robert L. Rosen	None	None	None
Bennett Rosenthal	None	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

              The independent directors receive an annual fee of $50,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee receives an annual fee of $5,000 and each chairman of any other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we purchase directors' and officers' liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors' fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

PORTFOLIO MANAGERS

              The following individuals function as portfolio managers primarily responsible for the day-to-day management of the Company's portfolio.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael J. Arougheti	President of the Company, Member of Investment Committee	2	Mr. Arougheti joined Ares in May 2004 as President of the Company and became a member of Ares in January 2006. Prior to that time, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group.
Eric B. Beckman	Managing Director in Private Debt Group	8
			Mr. Beckman joined Ares in 1998 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Before joining the Private Debt Group, Mr. Beckman served as a Senior Partner of the Private Equity Group of Ares Management LLC and a member of its Investment Committee, and as a member of the team responsible for Ares' mezzanine debt investments.
R. Kipp deVeer	Managing Director in Private Debt Group	2	Mr. deVeer joined Ares in July 2004 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Before Ares Mr. deVeer was a Partner at RBC Capital Partners in the Principal Finance Group, the firm's middle market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from the merchant banking group of Indosuez Capital. From 1998 to 2001, Mr. deVeer was with Indosuez Capital, most recently as a Vice President.
Mitch Goldstein	Managing Director in Private Debt Group	1	Mr. Goldstein joined Ares in May 2005 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. Mr. Goldstein joined CSFB in 2000 at the completion of its merger with Donaldson Lufkin and Jenrette.

Michael L. Smith	Managing Director in Private Debt Group	2	Mr. Smith joined Ares in July 2004 and serves as a Managing Director in the Private Debt Group of Ares Management LLC. Before Ares, Mr. Smith was a Partner at RBC Capital Partners in the Principal Finance Group, the firm's middle market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the merchant banking group. From 1998 to 2001, Mr. Smith was with Indosuez Capital, most recently as a Vice President.

              None of the individuals listed above is primarily responsible for the day-to-day management of the portfolio of any other account.

              Each of the individuals listed above is equally responsible for deal origination, execution and portfolio management. Mr. Arougheti, as our President, spends a greater amount of his time on corporate and administrative activities in his role as an officer.

              As of December 31, 2006, each portfolio manager identified above is a full-time employee of Ares Capital Management LLC and receives a fixed salary for the services he provides to the Company. Each will also receive an annual amount that is equal to a fixed percentage of any incentive fee received by Ares Capital Management LLC from the Company for a fiscal year. None of the portfolio managers receives any direct compensation from the Company.

              The following table sets forth the dollar range of common stock of the Company beneficially owned by each of the portfolio managers described above as of December 31, 2006.

Name	Aggregate Dollar Range of Common Stock Beneficially Owned by Manager(1)
Michael J. Arougheti	None
Eric Beckman	$100,001–$500,000
R. Kipp deVeer	None
Mitch Goldstein	None
Michael L. Smith	None

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management services

              Ares Capital Management serves as our investment adviser. Ares Capital Management is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Ares Capital. Under the terms of an investment advisory and management agreement, Ares Capital Management:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make; and

  •
  determines the securities and other assets that we purchase, retain or sell.

              Ares Capital Management's services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities.

Management fee

              Pursuant to the investment advisory and management agreement, we pay Ares Capital Management a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

              The base management fee is calculated at an annual rate of 1.5% of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds). The base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

              The incentive fee has the following two parts:

              One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a fixed "hurdle rate" of 2.00% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We will pay Ares Capital Management an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.50%) as the "catch-up." The "catch-up" is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.50% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.50% in any calendar quarter.

              The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

              These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

              The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and will equal 20.0% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee(1):

Assumptions

• Hurdle rate(2) = 2.00%
• Management fee(3) = 0.375%
• Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 1.25%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.675%

              Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 2.70%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.125%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.50%)
	=	(100% × (2.125% - 2.00%)) + 0%
	=	100% × 0.125%
	=	0.125%

Alternative 3

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 3.50%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.925%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.50%)
	=	(100% × (2.50% - 2.00%)) + (20% × (2.925% - 2.50%))
	=	0.50% + (20% × 0.425%)
	=	0.50% + 0.085%
	=	0.585%

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) is at least 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents 8.0% annualized hurdle rate.

(3)
Represents 1.5% annualized management fee.

(4)
Excludes offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")

  •
  Year 2: Investment A is sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million

  •
  Year 3: FMV of Investment B determined to be $25 million

  •
  Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

    •
    Year 1: None

    •
    Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

    •
    Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

    •
    Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

  •
  Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

  •
  Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

  •
  Year 4: FMV of Investment B determined to be $35 million

  •
  Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

    •
    Year 1: None

    •
    Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

    •
    Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (capital gains fee paid in Year 2))

    •
    Year 4: None

    •
    Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains fee paid in Year 2 and Year 3))

Payment of our expenses

              All investment professionals of the investment adviser and its staff when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Ares Capital Management. We bear all other costs and expenses of our operations and transactions, including those relating to: organization; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Ares Capital Management payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Ares Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including our allocable portion of the salary and cost of our officers (including our chief compliance officer, our chief financial officer and our vice president of investor relations and treasurer) and their respective staffs (including travel).

Duration and termination

              The investment advisory and management agreement was approved by our stockholders on May 30, 2006 and entered into on June 1, 2006. Unless terminated earlier, it will continue in effect until June 1, 2007, and will automatically renew for successive annual periods thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other. Moreover, conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation. While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the 1940 Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement. See "Risk Factors—Risks Relating to our Business—We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals."

Indemnification

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Capital Management, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Capital Management's services under the investment advisory and management agreement or otherwise as an investment adviser of Ares Capital.

Organization of the investment adviser

              Ares Capital Management LLC is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

Board Consideration of the Investment Advisory and Management Agreement

              At a meeting of the board of directors of the Company held on February 24, 2006, the board of directors, including all of the directors who are not "interested persons" of the Company as defined in the Investment Company Act, unanimously voted to approve the investment advisory and management agreement. The independent directors had the opportunity to consult in executive session with counsel to the Company regarding the approval of such agreement. In reaching a decision to approve the investment advisory and management agreement, the board of directors reviewed a significant amount of information and considered, among other things:

                (i)  the nature, extent and quality of the advisory and other services to be provided to the Company by the investment adviser;

               (ii)  the investment performance of the Company and the investment adviser;

              (iii)  the costs of the services to be provided by the investment adviser (including management fees, advisory fees and expense ratios) and the profits realized by the investment adviser;

              (iv)  the limited potential for economies of scale in investment management associated with a larger capital base for investments in first and second lien senior loans and mezzanine debt and whether such limited economies of scale would benefit our stockholders;

                (v)  our investment adviser's estimated pro forma profitability with respect to managing us;

              (vi)  the limited potential for additional benefits to be derived by our investment adviser and its affiliates as a result of our relationship with our investment adviser; and

             (vii)  various other matters.

              In approving the investment advisory and management agreement, the entire board of directors, including all of the directors who are not "interested persons" made the following conclusions:

  •
  Nature, Extent and Quality of Services.    The board of directors considered the nature, extent and quality of the investment selection process employed by our investment adviser, including the flow of transaction opportunities resulting from Ares Capital Management's investment professionals' significant capital markets, trading and research expertise, the employment of Ares Capital Management's investment philosophy, diligence procedures, credit recommendation process, investment structuring, and ongoing relationships with and monitoring of portfolio companies, in light of the investment objectives of the Company. The board of directors also considered our investment adviser's personnel and their prior experience in connection with the types of investments made by us, including such personnel's network of relationships with intermediaries focused on middle market companies. In addition, the board of directors considered the other terms and conditions of the investment advisory and management agreement. The board of directors concluded that the substantive terms of the investment advisory management agreement, including the services to be provided, are generally the same as those of comparable business development companies described in the available market data and that it would be difficult to obtain similar services from other third party services providers or through an internally managed structure. In addition, the board of directors considered the fact that we have the ability to terminate the investment advisory and management agreement without penalty upon 60 days' written notice to the investment adviser. The board of directors further concluded that our investment adviser is served by a dedicated origination team of investment professionals, and that these investment professionals have historically focused on investments in middle market companies and have developed an investment process and an extensive network of relationships with intermediaries focused on middle market companies, which experience and relationships coincide with our investment objectives and generally equal or exceed those of the management teams of other comparable business development companies described in the available market data.

  •
  Investment Performance.    The board of directors reviewed the long-term and short-term investment performance of the Company and the investment adviser, as well as comparative data with respect to the long-term and short-term investment performance of other business development companies and their externally managed investment advisers. The board of directors concluded that the investment adviser was delivering results consistent with the investment objectives of the Company and that the Company's investment performance was generally above average when compared to comparable business development companies.

  •
  Costs of the Services Provided to the Company and the Profits Realized by the Investment Adviser.    The board of directors considered comparative data based on publicly available information with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies with similar investment objectives, our projected operating expenses and expense ratio compared to other business development companies with similar investment objectives, as well as the administrative services that our administrator, Ares Technical Administration, LLC, will provide to us at cost. Based upon its review, the board of directors concluded that the fees to be paid under the investment advisory and management agreement are generally less than those payable under agreements of comparable business development companies described in the available market data. In addition, the board of directors concluded that our expected expenses as a percentage of net assets attributable to common stock are generally equal to or less than those typically incurred by comparable business development companies described in the available market data.

  •
  Economies of Scale.    The board of directors considered information about the potential of stockholders to experience economies of scale as the Company grows in size. The board of directors considered that because there are no break points in the investment adviser's fees, any benefits resulting from the growth in the Company's assets where the Company's fixed costs did not increase proportionately, would not inure to the benefit of the stockholders.

  •
  Profitability of Investment Adviser.    The board of directors concluded that the investment adviser's pro forma profitability with respect to managing us was generally less than the profitability of investment advisers managing comparable business development companies described in the available market data.

  •
  Additional Benefits Derived by Investment Adviser.    The board of directors concluded that there is limited potential for additional benefits, such as soft dollar arrangements with brokers, to be derived by our investment adviser and its affiliates as a result of our relationship with our investment adviser.

  •
  Other Matters Considered.    In addition, our board of directors considered the interests of senior management described in "Certain Relationships and Related Transactions" and concluded that the judgment and performance of our senior management will not be impaired by those interests. Our investment adviser does not manage any other accounts.

              In view of the wide variety of factors that our board of directors considered in connection with its evaluation of the investment advisory and management agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the board of directors. Rather, our board of directors based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors. Based on its review of the abovementioned factors and discussion of the investment advisory and management agreement, the board of directors (including a majority of the directors who are not "interested persons") concluded that the investment advisory and management fee rates are fair and reasonable in relation to the services to be provided and approved the investment advisory and management agreement as being in the best interests of the Company and the Company's stockholders. The board of directors then directed that the investment advisory and management agreement be submitted to stockholders for approval with the board of directors' recommendation that stockholders of the Company vote to approve the investment advisory and management agreement.

              Our stockholders approved the investment advisory and management agreement on May 30, 2006.

ADMINISTRATION AGREEMENT

              Pursuant to a separate administration agreement, Ares Administration furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Administration assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of Ares Administration's overhead in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs. Under the administration agreement, Ares Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The administration agreement may be terminated by either party without penalty upon 60-days' written notice to the other party.

Indemnification

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Administration, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Administration's services under the administration agreement or otherwise as administrator for Ares Capital.

CERTAIN RELATIONSHIPS

              We are party to an investment advisory and management agreement with Ares Capital Management, whose sole member is Ares Management LLC, an entity in which our senior management and our chairman of the board has ownership and financial interests. Our senior management also serve as principals of other investment managers affiliated with Ares Management LLC that may in the future manage investment funds with investment objectives similar to ours. In addition, certain of our executive officers and directors and the members of the investment committee of our investment adviser, Ares Capital Management, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management LLC. However, our investment adviser and other members of Ares intend to allocate investment opportunities in a fair and equitable manner that meet our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See "Risk Factors—Risks Relating to our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Pursuant to the terms of the administration agreement, Ares Administration currently provides us with the administrative services necessary to conduct our day-to-day operations. Ares Management LLC is the sole member of and controls Ares Administration. We lease office space directly from a third party. We have entered into a sublease with Ares Management LLC whereby Ares Management LLC subleases approximately 25% of our office space for a fixed rent equal to 25% of the basic annual rent payable by us under our lease, plus certain additional costs and expenses.

              We have also entered into a license agreement with Ares pursuant to which Ares has agreed to grant us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name, for so long as Ares Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Ares" name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

              In connection with our initial public offering, our investment adviser paid to underwriters, on our behalf, an additional sales load of $2,475,000. This amount accrued interest at a variable rate that adjusts quarterly equal to the three-month LIBOR plus 2.00% per annum. We repaid this amount, plus accrued and unpaid interest, in February 2006.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

              As of March 22, 2007, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

              The following table sets forth, as of March 22, 2007, the number of shares of the Company's common stock beneficially owned by each of its current directors and executive officers, all directors and executive officers as a group, and certain beneficial owners, according to information furnished to the Company by such persons.

              Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.

              The address for each of the directors and executive officers is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Beneficial Owners of more than 5%:
Non-Management Beneficial Owners
Entities affiliated with John S. Osterweis(2)	3,533,961		6.57%
Directors and Executive Officers:
Interested Directors
Robert L. Rosen	None
Bennett Rosenthal	None	(3)
Independent Directors
Douglas E. Coltharp	None
Frank E. O'Bryan	None
Eric B. Siegel	2,627		*
Executive Officers
Michael J. Arougheti	None	(3)
Richard S. Davis	11,850
Daniel F. Nguyen	None
Michael D. Weiner	None
Hue H. Nguyen	None
Merritt S. Hooper	None
All Directors and Executive Officers as a Group (11 persons)	14,477	(3)	*

*
Represents less than 1%.

(1)
Based on 53,828,105 shares of common stock outstanding as of March 22, 2007.

(2)
Osterweis Capital Management, Inc. holds 1,131,325 of these shares and Osterweis Capital Management, LLC holds 2,402,636 of these shares. John S. Osterweis is the President of both Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC and as a result may be deemed to be the indirect beneficial owner of the shares beneficially owned by Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. The address for each of

  Osterweis Capital Management, Inc., Osterweis Capital Management, LLC and John S. Osterweis is One Maritime Plaza, Suite 800, San Francisco, California 94111.

(3)
Ares Partners Management Company LLC and its wholly owned subsidiary, Ares Management, Inc., the manager of Ares Management LLC, are the only members of Ares Management LLC. Bennett Rosenthal and Michael Arougheti are members of Ares Partners Management Company LLC. Under applicable law, Messrs. Rosenthal and Arougheti and their respective spouses may be deemed to be beneficial owners of 666,667 shares of our common stock owned of record by Ares Management LLC by virtue of such status. Each of such persons disclaims beneficial ownership of all shares of Ares Capital common stock owned by Ares Management LLC, except to the extent of their indirect pecuniary interest therein.

DETERMINATION OF NET ASSET VALUE

              The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

              In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. As a general rule, loans or debt in our portfolio generally correspond to cost but are subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment is valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value is then discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position.

              When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our private equity valuation. Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

              With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

  •
  Preliminary valuation conclusions are then documented and discussed with our management.

  •
  The audit committee of our board of directors reviews these preliminary valuations as well as valuations with respect to approximately a quarter of our portfolio companies prepared by an independent valuation firm.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our management and audit committee and the independent valuation firms.

              The types of factors that the board may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

              Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

              We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

              No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying Computershare Trust Company, Inc., the plan administrator and an affiliate of our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing no later than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share.

              Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

              We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our obligations under the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

              There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.12 per share brokerage commission from the proceeds.

              Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

              Participants may terminate their accounts under the plan by notifying the plan administrator via its website at http://www.computershare.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at 2 N. LaSalle Street, Chicago, IL 60602 or by calling the plan administrator's hotline at 1-877-292-9685.

              The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 2 N. LaSalle Street, Chicago, IL 60602 or by telephone at (312) 588-4993.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our preferred stock or common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our preferred stock or common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding the offerings pursuant to this prospectus and any accompanying prospectus supplement. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

              This summary does not discuss the consequences of an investment in our debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of holders with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement.

              A "U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

  •
  a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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  a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. stockholders have the authority to control all of its substantial decisions.

              A "Non-U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is not a U.S. stockholder.

              If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership holding shares of our preferred stock or common stock or a partner of such a partnership should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our preferred stock or common stock.

              Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

    ELECTION TO BE TAXED AS A RIC

              As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, an amount equal to at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of net short-term capital gain over net long-term capital loss, reduced by deductible expenses (the "Annual Distribution Requirement"). See "Risk Factors—We will be subject to corporate-level income tax if we are unable to qualify as a RIC."

    TAXATION AS A RIC

              If we:

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  qualify as a RIC; and

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  satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

              We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement").

              To qualify as a RIC for federal income tax purposes, we must, among other things:

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  qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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    at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

    •
    no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the "Diversification Tests").

              We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

              In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (v) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

              Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

              Our investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

              If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. See "Taxation as a RIC" above.

              Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

              If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.

              We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Indebtedness and Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Test, or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

              If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See "Election to be Taxed as a RIC" and "Risk Factors—We will be subject to corporate-level income tax if we are unable to qualify as a RIC."

              The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

    TAXATION OF U.S. STOCKHOLDERS

              Distributions by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus net short-term capital gain in excess of net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from certain U.S. and foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15% provided that certain holding period requirements are met. Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains, at a maximum rate of 15% in the case of non-corporate U.S. stockholders, regardless of the U.S. stockholder's holding period for his, her or its preferred stock or common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's preferred stock or common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

              Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for his, her or its preferred stock or common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for federal income tax. A U.S. stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

              We will be subject to alternative minimum tax, also referred to as "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

              For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

              If an investor purchases shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

              A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our preferred stock or common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if other shares of our preferred stock or common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

              In general, non-corporate U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

              We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation. The Company's ordinary income dividends, but not capital gain dividends, to corporate U.S. stockholders, may, if certain conditions are met, qualify for the 70% dividends received deduction to the extent that the Company has received qualifying dividends during the taxable year.

              We may be required to withhold U.S. federal income tax ("backup withholding"), currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

              Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

    TAXATION OF NON-U.S. STOCKHOLDERS

              Whether an investment in the shares of our preferred stock or common stock is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares of our preferred stock or common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our preferred stock or common stock.

              Distributions of our "investment company taxable income" to Non-U.S. stockholders will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. stockholder, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

              However, "interest-related dividends" and "short-term capital gain dividends" paid to our Non-U.S. stockholders will not be subject to withholding of U.S. federal income tax if the requirements below are satisfied. The amount of "interest-related dividends" that we may pay each year is limited to the amount of "qualified interest income" that we receive during that year, less the amount of our expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer, interest paid on deposits with U.S. banks and any "interest-related dividends" from another RIC. The exemption from withholding tax on "interest-related dividends," however, does not apply to distributions to a Non-U.S. stockholder (i) that has not complied with applicable certification requirements, (ii) of interest on an obligation issued by the Non-U.S. stockholder or by an issuer of which the Non-U.S. stockholder is a 10% shareholder, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) of interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a controlled foreign corporation. The amount of "short-term capital gain dividends" that we may pay each year generally is limited to the excess of our net short-term capital gains over our net long-term capital losses, without any reduction for our expenses allocable to such gains. The exemption from U.S. tax on "short-term capital gain dividends", however, does not apply with respect to an individual Non-U.S. stockholder who is present in the United States for 183 days or more during the taxable year of the distribution. If our income for a taxable year includes "qualified interest income" or net short-term capital gains, we may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. stockholders not later than 60 days after the close of our taxable year. These provisions apply to dividends paid with respect to taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid with respect to taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration. If a Non-U.S. stockholder holds our shares of preferred stock or common stock through a brokerage account, no assurance can be given that the exemptions to taxation described in this paragraph will apply to you. Furthermore, no assurance can be given that we will designate any of our distributions as interest-related dividends or short-term capital gain dividends, even if we are permitted to do so.

              Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

              If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the Non-U.S. stockholder's allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our preferred stock or common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

              Accordingly, investment in our shares of our preferred stock or common stock may not be appropriate for a Non-U.S. stockholder.

              A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

              Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our preferred stock or common stock.

    FAILURE TO QUALIFY AS A RIC

              If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

DESCRIPTION OF OUR CAPITAL STOCK

              The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

STOCK

              Our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which are currently designated as common stock. Our common stock is quoted on The NASDAQ Global Select Market under the symbol "ARCC." On March 22, 2007, the last reported sales price of our common stock on The NASDAQ Global Select Market was $18.55 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

              Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

              All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Ares Capital, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

              The following are our outstanding classes of capital stock as of March 22, 2007:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under(3)
Common Stock	100,000,000	—	53,828,105

Preferred Stock

              Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

              Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors and officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

              The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

              Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

              Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

              Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter sets forth our election, subject to certain requirements, to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

              Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

              Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

              Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

              The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

              Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

              Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

              Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

              Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply.

Control share acquisitions

              The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth or more but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

              The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

              A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

              If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

              The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

              Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. Such provision could also be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

              Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

              A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder.

However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

              After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

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  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

              These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

              The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

              Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

              In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

              The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

              For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

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  the designation and number of shares of such series;

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  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

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  any provisions relating to convertibility or exchangeability of the shares of such series;

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  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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  the voting powers, if any, of the holders of shares of such series;

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  any provisions relating to the redemption of the shares of such series;

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  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

              All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS

              The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

              We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

              A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

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  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

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  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

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  whether such warrants will be issued in registered form or bearer form;

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  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

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  information with respect to book-entry procedures, if any;

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  the terms of the securities issuable upon exercise of the warrants;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

              We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

              Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

              Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Ares Capital and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

              We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

              As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture". An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs". Second, the trustee performs certain administrative duties for us.

              Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

              The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including, among other things:

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  the designation or title of the series of debt securities;

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  the total principal amount of the series of debt securities;

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  the percentage of the principal amount at which the series of debt securities will be offered;

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  the date or dates on which principal will be payable;

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  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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  the terms for redemption, extension or early repayment, if any;

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  the currencies in which the series of debt securities are issued and payable;

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  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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  the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

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  the denominations in which the offered debt securities will be issued;

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  the provision for any sinking fund;

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  any restrictive covenants;

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  any Events of Default;

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  whether the series of debt securities are issuable in certificated form;

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  any provisions for defeasance or covenant defeasance;

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  special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

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  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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  whether the debt securities are subject to subordination and the terms of such subordination;

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  the listing, if any, on a securities exchange; and

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  any other terms.

              The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

              We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to our Business—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital."

General

              The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities"), may be issued under the indenture in one or more series.

              For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

              The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities". The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

              The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

              We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

              We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

              We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Conversion and Exchange

              If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

              We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date". Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest".

Payments on Global Securities

              We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "Global Securities".

Payments on Certificated Securities

              We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

              Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

              If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

              Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

              You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

              The term "Event of Default" in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

  •
  We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

  •
  We do not pay interest on a debt security of the series within 30 days of its due date.

  •
  We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within 5 days.

  •
  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

  •
  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days.

  •
  On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100%.

  •
  Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

              An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

              If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

              The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity"). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

              Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default has occurred and remains uncured.

  •
  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

  •
  The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

              However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

              Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

              Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

              Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

              Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

  •
  Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

  •
  Immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing.

  •
  Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see "Indenture Provisions—Limitation on Liens" below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

  •
  We must deliver certain certificates and documents to the trustee.

  •
  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

              There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

              First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

              The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

              Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

              The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval".

Further Details Concerning Voting

              When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

              Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance".

              We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

              Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

              The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

              Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance". In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under "Indenture Provisions—Subordination" below. In order to achieve covenant defeasance, we must do the following:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

              We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act of 1940, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

              If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

              If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act of 1940, as amended, and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

              If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under "Indenture Provisions—Subordination".

Form, Exchange and Transfer of Certificated Registered Securities

              Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

              Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

              Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

              If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

              If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

              Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

              Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

              In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

              By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

              Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

              If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

              U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

              Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

              DTC will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

              DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 2.2 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC").

              DTCC, in turn, is owned by a number of Direct Participants of DTC and Members of the National Securities Clearing Corporation, Fixed Income Clearing Corporation, and Emerging Markets Clearing Corporation (NSCC, FICC, and EMCC, also subsidiaries of DTCC), as well as by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). DTC has Standard & Poor's highest rating: AAA. The DTC Rules applicable to its Participants are on file with the Securities and Exchange Commission. More information about DTC can be found at www.dtcc.com and www.dtc.org.

              Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC's records. The ownership interest of each actual purchaser of each security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or

Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

              To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

              Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

              Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

              Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC's Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

              Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts, upon DTC's receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

              DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

              The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

REGULATION

              We have elected to be regulated as a BDC under the 1940 Act and have elected to be treated as a RIC under Subchapter M of the Code. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we cannot invest in any portfolio company in which any of the funds managed by Ares currently has an investment (although we may co-invest on a concurrent basis with other funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC and we have currently determined not to pursue obtaining such an order. The 1940 Act also requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company's shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company.

              We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. We may change each of the foregoing policies without stockholder approval.

QUALIFYING ASSETS

              A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

    (b)
    is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

    (c)
    satisfies any of the following:

    •
    does not have any class of securities with respect to which a broker or dealer may extend margin credit;

    •
    is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company; or

    •
    is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  (2)
  Securities of any eligible portfolio company which we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

              In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above under "Qualifying Assets," the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if the offer is accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

              Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INDEBTEDNESS AND SENIOR SECURITIES

              We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to our Business—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

              We and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see "Available Information."

PROXY VOTING POLICIES AND PROCEDURES

              SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, Ares Capital invests in securities that do not generally entitle it to voting rights in its portfolio companies. When Ares Capital does have voting rights, it delegates the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

              In determining how to vote, officers of our investment adviser consults with each other and other investment professionals of Ares, taking into account the interests of Ares Capital and its investors as well as any potential conflicts of interest. Our investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Ares Capital or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

              An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Our investment adviser retains records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

              Our investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser votes our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or the best interests of Ares Capital. In reviewing proxy issues, our investment adviser generally uses the following guidelines:

          Elections of Directors:    In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a stockholder vote or (4) act on tender offers where a majority of stockholders have tendered their shares. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

          Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management's recommendation in this regard.

          Changes in Capital Structure:    Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

          Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

          Proposals Affecting Stockholder Rights:    We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

          Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

          Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

          Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

          Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

          Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

              Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities free of charge by making a written request for proxy voting information to: Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

PRIVACY PRINCIPLES

              We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

              Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

              We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

OTHER

              We will be periodically examined by the SEC for compliance with the 1940 Act.

              We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to Ares Capital or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

              The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

              In addition, The NASDAQ Global Select Market has adopted corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

              Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. Computershare Investor Services, LLC will act as our transfer agent, dividend paying agent and registrar. The principal business address of Computershare is 2 N. LaSalle Street Chicago, IL 60602, telephone number: (312) 588-4993.

BROKERAGE ALLOCATION AND OTHER PRACTICES

              Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Ares Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the investment adviser generally will seek reasonably competitive trade execution costs, Ares Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Ares Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

              We may offer, from time to time, up to $600,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more offerings. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement.

              The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

              In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

              Any securities sold pursuant to a prospectus supplement may be quoted on NASDAQ, or another exchange on which the securities are traded.

              Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

              If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

              We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

              The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 8% for the sale of any securities being registered under this registration statement.

              In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

              The legality of the securities offered hereby will be passed upon for Ares Capital by Venable LLP and Proskauer Rose LLP. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

              KPMG LLP, located at 355 South Grand Avenue, Los Angeles, California 90071, is the independent registered public accounting firm of Ares Capital.

AVAILABLE INFORMATION

              We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

              We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Audited Consolidated Financial Statements
Reports of Independent Registered Public Accounting Firm	F-2
Consolidated Balance Sheets as of December 31, 2006 and 2005	F-4
Consolidated Schedule of Investments as of December 31, 2006 and 2005	F-5
Consolidated Statements of Operations for the years ended December 31, 2006 and 2005 and for the period from June 23, 2004 (inception) through December 31, 2004	F-18
Consolidated Statements of Stockholders' Equity for the years ended December 31, 2006 and 2005 and for the period from June 23, 2004 (inception) through December 31, 2004	F-19
Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005 and for the period from June 23, 2004 (inception) through December 31, 2004	F-20
Notes to Consolidated Financial Statements	F-21

Report of Independent Registered Public Accounting Firm

The Board of Directors
Ares Capital Corporation:

              We have audited the accompanying consolidated balance sheets of Ares Capital Corporation (and subsidiaries) (the Company) as of December 31, 2006 and 2005, including the consolidated schedule of investments as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years ended December 31, 2006 and 2005 and the period from June 23, 2004 (inception) through December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

              We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ares Capital Corporation (and subsidiaries) as of December 31, 2006 and 2005, and the results of their operations and their cash flows for the years ended December 31, 2006 and 2005 and the period from June 23, 2004 (inception) through December 31, 2004, in conformity with U.S. generally accepted accounting principles.

              We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of the Company's internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 6, 2007 expressed an unqualified opinion on management's assessment of, and the effective operation of, internal control over financial reporting.

KPMG LLP

Los Angeles, CA
March 6, 2007

Report of Independent Registered Public Accounting Firm
on Internal Control over Financial Reporting

The Board of Directors
Ares Capital Corporation:

              We have audited management's assessment, included in the accompanying Annual Report, that Ares Capital Corporation (and subsidiaries) (the Company) maintained effective internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on management's assessment and an opinion on the effectiveness of the Company's internal control over financial reporting based on our audit.

              We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, evaluating management's assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

              A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

              Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

              In our opinion, management's assessment that Ares Capital Corporation (and subsidiaries) maintained effective internal control over financial reporting as of December 31, 2006, is fairly stated, in all material respects, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Also, in our opinion, Ares Capital Corporation (and subsidiaries) maintained, in all material respects, effective internal control over financial reporting as of December 31, 2006, based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

              We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Ares Capital Corporation (and subsidiaries) as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 2006 and 2005 and the period from June 23, 2004 (inception) through December 31, 2004, our report dated March 6, 2007 expressed an unqualified opinion on those consolidated financial statements.

KPMG LLP

Los Angeles, CA
March 6, 2007

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	As of
	December 31, 2006	December 31, 2005
ASSETS
Investments at fair value (amortized cost of $1,245,758,040 and $581,351,865, respectively)
Non-control/Non-affiliate investments	$991,529,464	$515,184,991
Affiliate investments	244,292,372	70,783,384

Total investments at fair value	1,235,821,836	585,968,375
Cash and cash equivalents	91,538,878	16,613,334
Receivable for open trades	1,026,053	1,581,752
Interest receivable	10,121,104	5,828,098
Other assets	9,483,083	3,653,585

Total assets	$1,347,990,954	$613,645,144

LIABILITIES
Debt	$482,000,000	$18,000,000
Reimbursed underwriting costs payable to the Investment Adviser	—	2,475,000
Dividend payable	—	12,889,225
Payable for open trades	60,000,000	5,500,000
Accounts payable and accrued expenses	2,027,948	1,222,678
Management and incentive fees payable	12,485,016	3,478,034
Interest and facility fees payable	2,044,586	313,930
Interest payable to the Investment Adviser	—	154,078

Total liabilities	558,557,550	44,032,945

Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 52,036,527 and 37,909,484 common shares issued and outstanding, respectively	52,037	37,910
Capital in excess of par value	785,192,573	559,192,554
Accumulated undistributed net investment income	7,038,469	—
Accumulated net realized gain on sale of investments	7,086,529	5,765,225
Net unrealized (depreciation) appreciation on investments	(9,936,204)	4,616,510

Total stockholders' equity	789,433,404	569,612,199

Total liabilities and stockholders' equity	$1,347,990,954	$613,645,144

NET ASSETS PER SHARE	$15.17	$15.03

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2006

Company(1)	Industry	Investment	Interest(17)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Healthcare—Services
American Renal Associates, Inc.	Dialysis provider	Senior secured loan ($2,688,524 par due 12/2010)	9.37% (Libor+ 4.00%/S)	12/14/05	$2,688,524	$2,688,524	$1.00	(3)
		Senior secured loan ($377,049 par due 12/2010)	10.75% (Base Rate + 2.50%/D)	12/14/05	377,049	377,049	$1.00	(3)
		Senior secured loan ($5,803,279 par due 12/2011)	9.87% (Libor + 4.50%/S)	12/14/05	5,803,279	5,803,279	$1.00	(3)
		Senior secured loan ($54,098 par due 12/2011)	11.25% (Base Rate + 3.00%/D)	12/14/05	54,098	54,098	$1.00	(3)
		Senior secured loan ($393,741 par due 12/2011)	12.37% (Libor + 7.00%/S)	12/14/05	393,741	393,741	$1.00	(3)
		Senior secured loan ($261,997 par due 12/2011)	12.37 (Libor + 7.00%/S)	12/14/05	261,997	261,997	$1.00	(3)
		Senior secured loan ($3,937,406 par due 12/2011)	12.37% (Libor + 7.00% /Q)	12/14/05	3,937,406	3,937,406	$1.00
		Senior secured loan ($2,619,971 par due 12/2011)	12.37% (Libor + 7.00% /Q)	12/14/05	2,619,971	2,619,971	$1.00	(3)
Capella Healthcare, Inc.	Acute care hospital operator	Junior secured loan ($31,000,000 par due 11/2013)	11.36% (Libor +6.00%/Q)	12/1/05	31,000,000	31,000,000	$1.00
DSI Renal, Inc.	Dialysis provider	Senior subordinated note ($60,940,868 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/06	60,940,868	60,940,868	$1.00	(4)
		Senior subordinated note ($5,050,125 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/06	5,050,125	5,050,125	$1.00	(4)(3)
		Senior secured revolving loan ($4,000,000 par due 3/2013)	8.38% (Libor + 3.00%/Q)	4/4/06	4,000,000	4,000,000	$1.00
		Senior secured revolving loan ($960,000 par due 3/2013)	8.38% (Libor + 3.00%/Q)	4/4/06	960,000	960,000	$1.00
		Senior secured revolving loan ($1,600,000 par due 3/2013)	8.38% (Libor + 3.00%/Q)	4/4/06	1,600,000	1,600,000	$1.00
		Senior secured revolving loan ($1,600,000 par due 3/2013)	8.38% (Libor + 3.00%/Q)	4/4/06	1,600,000	1,600,000	$1.00
		Senior secured revolving loan ($2,096,000 par due 3/2013)	10.75% (Base Rate + 2.50%/D)	4/4/06	2,096,000	2,096,000	$1.00
OnCURE Medical Corp.	Radiation oncology care	Senior subordinated note ($23,318,089 par due 8/2013)	11.00% cash, 1.50% PIK	8/18/06	23,318,089	23,318,089	$1.00	(4)
	provider	Senior secured loan ($3,403,750 par due 8/2011)	8.94% (Libor + 3.50%/S)	8/23/06	3,403,750	3,403,750	$1.00
		Common stock (857,143 shares)		8/18/06	3,000,000	3,000,000	$3.50	(5)
Triad Laboratory Alliance, LLC	Laboratory services	Senior subordinated note ($14,829,356 par due 12/2012)	12.00% cash, 1.75% PIK	12/21/05	14,829,356	14,829,355	$1.00	(4)
		Senior secured loan ($6,930,000 par due 12/2011)	8.61% (Libor + 3.25%/Q)	12/21/05	6,930,000	6,930,000	$1.00
		Senior secured loan ($2,970,000 par due 12/2011)	8.61% (Libor + 3.25%/Q)	12/21/05	2,970,000	2,970,000	$1.00	(3)

					177,834,253	177,834,252			22.53%

Printing, Publishing and Media
Canon Communications	Print publications	Junior secured loan ($7,525,000 par due 11/2011)	12.10% (Libor + 6.75%/M)	5/25/05	7,525,000	7,525,000	$1.00
LLC	services	Junior secured loan ($4,250,000 par due 11/2011)	12.10% (Libor + 6.75%/M)	5/25/05	4,250,000	4,250,000	$1.00	(2)
		Junior secured loan ($12,000,000 par due 11/2011)	12.10% (Libor + 6.75%/M)	5/25/05	12,000,000	12,000,000	$1.00	(3)

Daily Candy, Inc.(11)	Internet publication	Senior secured loan ($12,422,111 par due 5/2009)	10.36% (Libor + 5.00%/S)	5/25/06	12,744,556	12,422,111		$1.00
	provider	Senior secured loan ($11,577,889 par due 5/2009)	10.36% (Libor + 5.00%/S)	5/25/06	11,878,414	11,577,889		$1.00	(3)
		Senior secured loan ($388,191 par due 5/2009)	10.36% (Libor + 5.00%/Q)	5/25/06	398,267	388,191		$1.00
		Senior secured loan ($361,809 par due 5/2009)	10.36% (Libor + 5.00%Q)	5/25/06	371,200	361,809		$1.00	(3)
		Senior secured loan ($64,698 par due 5/2009)	12.25% (Base Rate + 4.00%/D)	5/25/06	66,378	64,698		$1.00
		Senior secured loan ($60,302 par due 5/2009)	12.25% (Base Rate + 4.00%/D)	5/25/06	61,867	60,302		$1.00	(3)
		Common stock (1,250,000 shares)		5/25/06	2,375,000	2,375,000		$1.90	(5)
		Warrants to purchase 1,381,578 shares		5/25/06	2,624,998	2,624,998		$1.90	(5)
National Print Group, Inc.	Printing management	Senior secured revolving loan ($2,336,173 par due 3/2012)	10.75% (Base Rate + 2.50%/D)	3/2/06	2,336,173	2,336,173		$1.00
	services	Senior secured loan ($5,295,652 par due 3/2012)	8.86% (Libor + 3.50%/Q)	3/2/06	5,295,652	5,295,652		$1.00	(3)
		Senior secured loan ($273,913 par due 3/2012)	10.75% (Base Rate + 2.50%/D)	3/2/06	273,913	273,913		$1.00	(3)
		Senior secured loan ($5,295,652 par due 3/2012)	8.85% (Libor + 3.50%/B)	3/2/06	5,295,652	5,295,652		$1.00	(3)
		Senior secured loan ($2,319,368 par due 8/2012)	12.37% (Libor + 7.00%/Q)	3/2/06	2,319,368	2,319,368		$1.00
		Senior secured loan ($419,763 par due 8/2012)	12.37% (Libor + 7.00%/Q)	3/2/06	419,763	419,763		$1.00	(3)
		Senior secured loan ($1,932,806 par due 8/2012)	12.38% (Libor + 7.00%/Q)	3/2/06	1,932,806	1,932,806		$1.00
		Senior secured loan ($349,802 par due 8/2012)	12.38% (Libor + 7.00%/Q)	3/2/06	349,802	349,802		$1.00	(3)
		Preferred stock (9,344 shares)		3/2/06	2,000,000	2,000,000		$214.04	(5)
The Teaching Company, LLC and The Teaching Company Holdings, Inc.(18)	Education publications provider	Senior secured loan ($28,000,000 par due 9/2012) Senior secured loan ($12,000,000 par due 9/2012) Preferred stock (29,969 shares) Common stock (15,393 shares)	10.50% 10.50%	9/29/06 9/29/06 9/29/06 9/29/06	28,000,000 12,000,000 2,996,921 3,079	28,000,000 12,000,000 2,996,921 3,079	$ $ $ $	1.00 1.00 100.00 1.00	(3) (5) (5)

					117,518,809	116,873,127				14.80%

Manufacturing
Arrow Group Industries, Inc.	Residential and outdoor shed manufacturer	Senior secured loan ($6,000,000 par due 4/2010)	10.36% (Libor + 5.00%/Q)	3/28/05	6,038,283	6,000,000		$1.00	(3)
Emerald Performance Materials, LLC	Polymers and performance	Senior secured loan ($10,421,053 par due 5/2011)	9.60% (Libor + 4.25%/B)	5/16/06	10,421,053	10,421,053		$1.00	(3)
	materials manufacturer	Senior secured loan ($3,736,842 par due 5/2011)	11.35% (Libor + 6.00%/M)	5/16/06	3,736,842	3,736,842		$1.00
		Senior secured loan ($1,526,316 par due 5/2011)	11.35% (Libor + 6.00%/M)	5/16/06	1,526,316	1,526,316		$1.00	(3)
		Senior secured loan ($4,210,526 par due 5/2011)	13.00%	5/16/06	4,210,526	4,210,526		$1.00
Qualitor, Inc.	Automotive aftermarket	Senior secured loan ($1,960,000 par due 12/2011)	9.61% (Libor + 4.25%/Q)	12/29/04	1,960,000	1,960,000		$1.00	(3)
	components supplier	Junior secured loan ($5,000,000 par due 6/2012)	12.61% (Libor + 7.25%/Q)	12/29/04	5,000,000	5,000,000		$1.00	(3)
Professional Paint, Inc.	Paint manufacturer	Junior secured loan ($4,500,000 par due 5/2013)	11.13% (Libor + 5.75%/S)	5/25/06	4,500,000	4,500,000		$1.00
		Junior secured loan ($12,000,000 par due 5/2013)	11.13% (Libor + 5.75%/S)	5/25/06	12,000,000	12,000,000		$1.00	(3)

Reflexite Corporation(10)	Developer and manufacturer of	Senior subordinated loan ($10,616,954 par due 12/2011)	11.00% cash, 3.00% PIK	12/30/04	10,616,954	10,616,954	$1.00	(2)(4)
	high visibility reflective products	Common Stock (1,729,627 shares)		3/28/06	25,682,891	25,682,891	$14.85	(5)
Universal Trailer Corporation(6)	Livestock and	Common stock (50,000 shares)		10/8/04	6,424,645	5,500,000	$110.00	(5)
	specialty trailer manufacturer	Warrants to purchase 22,208 shares		10/8/04	1,505,776	2,442,880	$110.00	(5)
Varel Holdings, Inc.	Drill bit manufacturer	Common stock (30,451 shares)		5/18/05	3,045	1,011,569	$33.22	(5)

					93,626,331	94,609,031			11.98%

Services—Other
American Residential Services, LLC	Plumbing, heating and air-conditioning services	Senior subordinated note ($8,767,425 par due 9/2013)	12.00% Cash, 3.00% PIK	11/9/06	8,767,425	8,767,425	$1.00	(4)
Diversified Collection	Collections services	Senior secured loan ($5,242,026 par due 2/2011)	9.60% (Libor + 4.25%/M)	2/2/05	5,242,026	5,242,026	$1.00	(3)
Services, Inc.		Senior secured loan ($1,742,026 par due 8/2011)	11.35% (Libor + 6.00%/M)	2/2/05	1,742,026	1,742,026	$1.00	(2)
		Senior secured loan ($6,757,974 par due 8/2011)	11.35% (Libor + 6.00%/M)	2/2/05	6,757,974	6,757,974	$1.00	(3)
		Preferred stock (14,927 shares)		5/18/06	169,123	169,123	$11.33	(5)
		Common stock (114,004 shares)		2/2/05	295,270	295,270	$2.59	(5)
GCA Services Group, Inc.	Custodial services	Senior secured loan ($50,000,000 par due 12/2011)	12.00%	12/15/06	50,000,000	50,000,000	$1.00	(4)
NPA Acquisition, LLC	Powersport vehicle	Senior secured loan ($4,533,333 par due 8/2012)	8.57% (Libor + 3.25%/S)	8/28/06	4,533,333	4,533,333	$1.00
	auction operator	Senior secured loan ($400,000 par due 8/2012)	8.60% (Libor + 3.25%/Q)	8/28/06	400,000	400,000	$1.00
		Senior secured loan ($66,667 par due 8/2012)	10.25% (Base Rate + 2.00%/D)	8/28/06	66,667	66,667	$1.00
		Junior secured loan ($2,000,000 par due 2/2013)	12.11% (Libor + 6.75%/Q)	8/23/06	2,000,000	2,000,000	$1.00
		Junior secured loan ($12,000,000 par due 2/2013)	12.11% (Libor + 6.75%/Q)	8/23/06	12,000,000	12,000,000	$1.00	(3)
		Common units (1,709 units)		8/23/06	1,000,000	1,000,000	$585.14	(5)

					92,973,844	92,973,844			11.78%

Containers-Packaging
Captive Plastics, Inc.	Plastics container	Junior secured loan ($15,500,000 par due 2/2012)	12.63% (Libor + 7.25%/Q)	12/19/05	15,500,000	15,500,000	$1.00
	manufacturer	Junior secured loan ($12,000,000 par due 2/2012)	12.63% (Libor + 7.25%/Q)	12/19/05	12,000,000	12,000,000	$1.00	(3)
Industrial Container Services, LLC(8)	Industrial container	Senior secured loan ($11,939,547 par due 9/2011)	11.94% (Libor + 6.50%/S)	9/30/05	11,939,547	11,939,547	$1.00	(3)
	manufacturer,	Senior secured loan ($16,504,747 par due 9/2011)	11.94% (Libor + 6.50%/S)	6/21/06	16,504,747	16,504,747	$1.00
	reconditioner and servicer	Senior secured loan ($9,950,000 par due 9/2011)	11.94% (Libor + 6.50.%/S)	9/30/05	9,950,000	9,950,000	$1.00
		Senior secured revolving loan ($4,130,435 par due 9/2011)	9.88% (Libor + 4.50%/Q)	9/30/05	4,130,435	4,130,435	$1.00
		Senior secured revolving loan ($1,239,130 par due 9/2011)	11.25% (Base Rate + 3.00%/D)	9/30/05	1,239,130	1,239,130	$1.00
		Common stock (1,800,000 shares)		9/29/05	1,800,000	1,800,000	$1.00	(5)
LabelCorp Holdings, Inc.	Consumer product labels	Senior subordinated notes ($9,320,235 par due 9/2012)	12.00% cash, 3.00% PIK	3/16/06	9,320,235	9,320,235	$1.00	(4)
	manufacturer
					82,384,094	82,384,094			10.44%

Restaurants
ADF Capital, Inc. & ADF Restaurant	Restaurant owner and	Senior secured revolving loan ($4,236,726 par due 11/2013)	10.25% (Base Rate + 2.00%/D)	11/27/06	4,236,726	4,236,726	$1.00
Group, LLC	operator	Senior secured loan ($4,937,500 par due 11/2013)	10.25% (Base Rate + 2.00%/D)	11/27/06	4,937,500	4,937,500	$1.00
		Senior secured loan ($23,060,000 par due 11/2012)	14.75% (Base Rate + 6.50%/D)	11/27/06	23,060,000	23,060,000	$1.00
		Senior secured loan ($11,940,000 par due 11/2012)	14.75% (Base Rate + 6.50%/D)	11/27/06	11,940,000	11,940,000	$1.00	(3)
		Warrants to purchase 9,500,000 units		6/1/06	9,488,200	9,500,000	$1.00	(5)
Encanto Restaurants, Inc.(15)	Restaurant owner and	Junior secured loan ($13,170,625 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/06	13,170,625	13,170,625	$1.00	(4)
	operator	Junior secured loan ($12,157,500 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/06	12,157,500	12,157,500	$1.00	(3)(4)

					78,990,551	79,002,351			10.01%

Retail
Savers, Inc and SAI Acquisition	For-profit thrift retailer	Senior subordinated note ($28,220,888 par due 8/2014)	10.00% cash, 2.00% PIK	8/8/06	28,220,888	28,220,888	$1.00	(4)
Corporation		Common stock (1,170,182 shares)		8/8/06	4,500,000	4,500,000	$3.85	(5)
Things Remembered, Inc. and TRM	Personalized gifts retailer	Senior secured loan ($4,800,000 par due 9/2012)	10.10% (Libor + 4.75%/M)	9/28/06	4,800,000	4,800,000	$1.00	(3)
Holdings Corporation		Senior secured loan ($28,000,000 par due 9/2012)	11.35% (Libor + 6.00%/M)	9/28/06	28,000,000	28,000,000	$1.00
		Senior secured loan ($7,200,000 par due 9/2012)	11.35% (Libor + 6.00%/M)	9/28/06	7,200,000	7,200,000	$1.00	(3)
		Preferred stock (80 shares)		9/28/06	1,800,000	1,800,000	$22,500.00	(5)
		Common stock (800 shares)		9/28/06	200,000	200,000	$250.00	(5)

					74,720,888	74,720,888			9.47%

Consumer Products—Non-Durable
AWTP, LLC	Water treatment services	Junior secured loan ($1,600,000 par due 12/2012)	12.86% (Libor + 7.50%/Q)	12/21/05	1,600,000	1,600,000	$1.00
		Junior secured loan ($12,000,000 par due 12/2012)	12.86% (Libor + 7.50%/Q)	12/21/05	12,000,000	12,000,000	$1.00	(3)
Making Memories Wholesale, Inc.(7)	Scrapbooking branded products	Senior secured loan ($7,758,333 par due 3/2011)	9.88% (Libor + 4.50%/Q)	5/5/05	7,758,333	7,758,333	$1.00	(3)
	manufacturer	Senior subordinated loan ($10,204,325 par due 5/2012)	12.50% cash, 2.00% PIK	5/5/05	10,204,325	10,204,325	$1.00	(4)
		Preferred stock (3,759 shares)		5/5/05	3,758,800	1,320,000	$351.16	(5)
Shoes for Crews, LLC	Safety footwear and slip-related	Senior secured loan ($1,248,680 par due 7/2010)	8.61% (Libor + 3.25%/S)	10/8/04	1,256,027	1,256,027	$1.01	(3)
	mats	Senior secured loan ($60,747 par due 7/2010)	8.61% (Libor + 3.25%/Q)	10/8/04	61,104	61,104	$1.01	(3)
		Senior secured loan ($60,747 par due 7/2010)	10.25% (Base Rate + 2.00%/D)	10/8/04	61,104	61,104	$1.01	(3)
		Senior secured revolving loan ($3,333,333 par due 7/2010)	10.25% (Base Rate + 2.00%/D)	6/16/06	3,333,333	3,333,333	$1.00
Tumi Holdings, Inc.	Branded luggage	Senior secured loan ($2,500,000 par due 12/2012)	8.11% (Libor + 2.75%/Q)	5/24/05	2,500,000	2,500,000	$1.00	(3)
	designer, marketer and	Senior secured loan ($5,000,000 par due 12/2013)	8.61% (Libor + 3.25%/Q)	3/14/05	5,000,000	5,000,000	$1.00	(3)
	distributor	Senior subordinated loan ($13,682,839 par due 12/2014)	16.36% (Libor + 6.00% cash, 5.00% PIK/Q)	3/14/05	13,682,839	13,682,839	$1.00	(2)(4)
UCG Paper Crafts, Inc.	Scrapbooking materials	Senior secured loan ($1,985,000 par due 2/2013)	8.60% (Libor + 3.25%/M)	2/23/06	1,985,000	1,985,000	$1.00	(3)
	manufacturer	Junior secured loan ($2,952,625 par due 2/2013)	12.85% (Libor + 7.50%/M)	2/23/06	2,952,625	2,952,625	$1.00
		Junior secured loan ($9,949,875 par due 2/2013)	12.85% (Libor + 7.50%/M)	2/23/06	9,949,875	9,949,875	$1.00	(3)

					76,103,365	73,664,565			9.33%

Financial
Abingdon Investments Limited(13)(15)(16)	Investment company	Ordinary shares (948,500 shares)		12/15/06	9,032,978	9,485,000	$10.00	(5)
Firstlight Financial	Investment company	Senior subordinated loan ($36,000,000 par due 12/2016)	10.00% PIK	12/31/06	36,000,000	36,000,000	$1.00	(4)
Corporation(14)(16)		Common stock (6,000 shares)		12/31/06	6,000,000	6,000,000	$1,000.00	(5)
		Common stock (18,000 shares)		12/31/06	18,000,000	18,000,000	$1,000.00	(5)
Partnership Capital Growth	Investment partnership	Limited partnership interest (25% interest)		6/16/06	225,260	225,260		(5)
Fund I, L.P.(16)
					69,258,238	69,710,260			8.83%

Environmental Services
Mactec, Inc.	Engineering and environmental services	Common stock (186 shares)		11/3/04	—	—	$—	(5)
Waste Pro USA, Inc.	Waste management services	Senior subordinated loan ($25,000,000 par due 11/2013)	11.50%	11/9/06	25,000,000	25,000,000	$1.00
		Preferred stock (15,000 shares)	10.00% PIK	11/9/06	15,000,000	15,000,000	$1,000.00	(4)
		Warrants to purchase 882,671 shares		11/9/06	—	—	$—	(5)
Wastequip, Inc.	Waste management equipment	Junior secured loan ($15,000,000 par due 7/2012)	10.85% (Libor + 5.50%/M)	8/4/05	15,000,000	15,000,000	$1.00
	manufacturer	Junior secured loan ($12,000,000 par due 7/2012)	10.85% (Libor + 5.50%/M)	8/4/05	12,000,000	12,000,000	$1.00	(3)

					67,000,000	67,000,000			8.49%

Education
Equinox SMU Partners LLC and	Medical school operator	Senior secured revolving loan ($1,932,342 par due 12/2010)	13.25% (Base Rate + 5.00%/Q)	1/26/06	1,932,342	1,932,342	$1.00
SMU Acquisition Corp.(9)(15)		Senior secured revolving loan ($3,000,000 par due 12/2010)	11.36% (Libor + 6.00%/B)	1/26/06	3,000,000	3,000,000	$1.00
		Senior secured loan ($4,858,118 par due 12/2010)	11.37% (Libor + 6.00%/Q)	1/26/06	4,858,118	4,858,118	$1.00
		Senior secured loan ($4,966,882 par due 12/2010)	11.37% (Libor + 6.00%/Q)	1/26/06	4,966,882	4,966,882	$1.00	(3)
		Senior secured loan ($1,500,000 par due 12/2010)	11.37% (Libor + 6.00%/Q)	1/26/06	1,500,000	1,500,000	$1.00
		Senior secured loan ($1,500,000 par due 12/2010)	11.37% (Libor + 6.00%/Q)	1/26/06	1,500,000	1,500,000	$1.00	(3)
		Limited liability company membership interest (17.39% interest)		1/25/06	4,000,000	4,000,000		(5)
ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Junior secured loan ($8,333,333 par due 11/2013)	12.37% (Libor + 7.00%/Q)	11/30/06	8,333,333	8,333,333	$1.00	(3)
Lakeland Finance, LLC	Private school operator	Senior secured note ($33,000,000 par due 12/2012)	11.50%	12/13/05	33,000,000	33,000,000	$1.00

					63,090,675	63,090,675			7.99%

Business Services
Investor Group Services, LLC	Financial services	Senior secured loan ($1,500,000 par due 6/2011)	12.00%	6/22/06	1,500,000	1,500,000	$1.00	(3)
		Senior secured revolving loan ($500,000 par due 6/2011)	11.04% (Libor + 5.50%/S)	6/22/06	500,000	500,000	$1.00
		Limited liability company membership interest (10.00% interest)		6/22/06	—	—		(5)

Miller Heiman, Inc.	Sales consulting services	Senior secured loan ($3,093,785 par due 6/2010)	8.60% (Libor + 3.25%/M)	6/20/05	3,093,785	3,093,785	$1.00	(3)
		Senior secured loan ($4,017,591 par due 6/2012)	9.12% (Libor + 3.75%/Q)	6/20/05	4,017,591	4,017,591	$1.00	(3)
MR Processing Holding Corp.	Bankruptcy and foreclosure	Senior subordinated note ($20,303,747 par due 2/2013)	12.00% Cash, 2.00% PIK	3/23/06	20,303,747	20,303,747	$1.00	(4)
	processing services	Senior secured loan ($1,990,000 par due 2/2012)	9.02% (Libor + 3.50%/S)	3/28/06	1,990,000	1,990,000	$1.00
		Preferred stock (30,000 shares)		4/11/06	3,000,000	3,000,000	$100.00	(5)
Primis Marketing Group, Inc. and	Database marketing services	Senior subordinated note ($10,085,790 par due 2/2013)	11.00% Cash, 2.50% PIK	8/25/06	10,085,790	10,085,790	$1.00	(4)
Primis Holdings, LLC(12)		Preferred units (4,000 units)		8/25/06	3,600,000	3,600,000	$9.00	(5)
		Common units (4,000,000 units)		8/25/06	400,000	400,000	$0.10	(5)
Summit Business Media, LLC	Business media consulting	Junior secured loan ($10,000,000 par due 11/2013)	12.35% (Libor + 7.00%/M)	12/18/06	10,000,000	10,000,000	$1.00
	services
					58,490,913	58,490,913			7.41%

Beverage, Food and Tobacco
Best Brands Corporation	Baked goods manufacturer	Junior secured loan ($40,000,000 par due 6/2013)	11.85% (Libor + 6.50%/M)	12/14/06	40,000,000	40,000,000	$1.00
Charter Baking Company, Inc.	Baked goods manufacturer	Preferred stock (6,258 shares)		9/1/06	2,500,000	2,500,000	$399.49	(5)
Farley's & Sathers Candy	Branded candy manufacturer	Junior secured loan ($10,000,000 par due 3/2011)	11.36% (Libor + 6.00%/S)	3/23/06	10,000,000	10,000,000	$1.00	(3)
Company, Inc.
					52,500,000	52,500,000			6.65%

Aerospace & Defense
ILC Industries, Inc.	Industrial products provider	Junior secured loan ($12,000,000 par due 8/2012)	11.50%	6/27/06	12,000,000	12,000,000	$1.00	(3)
		Junior secured loan ($3,000,000 par due 8/2012)	11.50%	6/27/06	3,000,000	3,000,000	$1.00
Thermal Solutions LLC and	Thermal management and	Senior secured loan ($3,225,625 par due 3/2012)	9.37% (Libor + 4.00%/Q)	3/28/05	3,225,625	3,225,625	$1.00	(3)
TSI Group, Inc.	electronics packaging	Senior secured loan ($8,125 par due 3/2012)	11.25% (Base Rate + 3.00%/D)	3/28/05	8,125	8,125	$1.00	(3)
	manufacturer	Senior secured loan ($1,611,842 par due 3/2011)	9.02% (Libor + 3.50%/Q)	3/28/05	1,611,842	1,611,849	$1.00	(3)
		Senior secured loan ($46,053 par due 3/2011)	10.75% (Base Rate + 2.50%/D)	3/28/05	46,053	46,053	$1.00	(3)
		Senior subordinated notes ($3,126,808 par due 9/2012)	11.50% cash, 2.75% PIK	3/28/05	3,137,948	3,126,808	$1.00	(2)(4)
		Senior subordinated notes ($2,548,751 par due 3/2013)	11.50% cash, 2.50% PIK	3/21/06	2,548,752	2,548,752	$1.00	(2)(4)
		Preferred stock (53,900 shares)		3/28/05	539,000	539,000	$10.00	(5)
		Common stock (1,100,000 shares)		3/28/05	11,000	11,000	$0.01	(5)

					26,128,345	26,117,212			3.31%

Broadcasting and Cable
Patriot Media & Communications CNJ, LLC	Cable services	Junior secured loan ($5,000,000 par due 10/2013)	10.50% (Libor + 5.00%/S)	10/6/05	5,000,000	5,000,000	$1.00	(3)
Pappas Telecasting Incorporated	Television broadcasting	Senior secured loan ($11,695,696 par due 2/2010)	14.73% (Libor + 4.48% cash, 5.00% PIK/Q)	3/1/06	11,695,696	11,695,696	$1.00	(4)(3)
		Senior secured loan ($8,129,405 par due 2/2010)	14.73% (Libor + 4.48% cash, 5.00% PIK/Q)	3/1/06	8,129,405	8,129,405	$1.00	(4)
		Senior secured loan ($369,212 par due 2/2010)	14.25% (Libor + 4.00% cash, 5.00% PIK/Q)	3/1/06	369,212	369,212	$1.00	(4)
		Senior secured loan ($531,180 par due 2/2010)	14.25% (Libor + 4.00% cash, 5.00% PIK/Q)	3/1/06	531,180	531,180	$1.00	(4)(3)

					25,725,493	25,725,493			3.26%

Consumer Products—Durable
Berkline/Benchcraft Holdings LLC	Furniture manufacturer and	Junior secured loan ($5,000,000 par due 5/2012)	15.25% (Base Rate + 5.00%, 2.00%PIK/D)	11/3/04	5,000,000	504,206	$0.10	(2)
	distributor	Preferred units (2,536 units)		10/8/04	1,046,343	—	$—	(5)
		Warrants to purchase 483,020 units		10/8/04	2,752,559	—	$—	(5)
Innovative Brands, LLC	Consumer products and personal	Senior Secured Loan ($13,000,000 par due 9/2011)	11.13%	10/12/06	13,000,000	13,000,000	$1.00
	care manufacturer	Senior Secured Loan ($12,000,000 par due 9/2011)	11.13%	10/12/06	12,000,000	12,000,000	$1.00	(3)

					33,798,902	25,504,206			3.23%

Computers and Electronics
RedPrairie Corporation	Software manufacturer	Junior secured loan ($12,00,000 par due 1/2013)	11.87% (Libor + 6.50%/Q)	7/13/06	12,000,000	12,000,000	$1.00	(3)
X-rite, Incorporated	Artwork software manufacturer	Junior secured loan ($10,000,000 par due 7/2013)	10.37% (Libor + 5.00%/Q)	7/6/06	10,000,000	10,000,000	$1.00

					22,000,000	22,000,000			2.79%

Cargo Transport
The Kenan Advantage Group, Inc.	Fuel transportation provider	Senior subordinated notes ($9,198,136 par due 12/2013)	9.5% cash, 3.50% PIK	12/15/05	9,198,136	9,198,136	$1.00	(4)
		Senior secured loan ($2,475,008 par due 12/2011)	8.36% (Libor + 3.00%/Q)	12/15/05	2,475,008	2,475,008	$1.00	(3)
		Preferred stock (10,984 shares)		12/15/05	1,098,400	1,098,400	$100.00	(5)
		Common stock (30,575 shares)		12/15/05	30,575	30,575	$1.00	(5)

					12,802,119	12,802,119			1.62%

Farming and Agriculture
The GSI Group, Inc.	Agricultural equipment	Senior notes ($10,000,000 par due 5/2013)	12.00%	5/11/05	10,000,000	10,000,000	$1.00
	manufacturer	Common stock (7,500 shares)		5/12/05	750,000	750,000	$100.00	(5)

					10,750,000	10,750,000			1.36%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product	Senior subordinated loan ($8,655,829 par due 3/2011)	13.00% cash, 2.00% PIK	10/8/04	8,655,829	8,663,415	$1.01	(2)(4)
	manufacturer	Common stock (2,743 shares)		10/8/04	752,888	752,888	$274.48	(5)
		Warrants to purchase (4,464 shares)		10/8/04	652,503	652,503	$146.17	(5)

					10,061,220	10,068,806			1.28%

Total					$1,245,758,040	$1,235,821,836

(1)
We do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940. In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities. All of our portfolio company investments are subject to legal restriction on sales which as of December 31, 2006 represented 157% of the Company's net assets.

(2)
Pledged as collateral for the CP Funding Facility and unless otherwise noted, all other investments are pledged as collateral for the Revolving Credit Facility (see Note 8 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO and unless otherwise noted, all other investments are pledged as collateral for the Revolving Credit Facility (see Note 8 to the consolidated financial statements).

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Non-income producing at December 31, 2006.

(6)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the year ended December 31, 2006, for this portfolio company there were total purchases of $5,000,000, redemptions of $7,528,880 (cost), sales of $6,054,725 (cost), interest income of $176,732, other income of $3,125, net realized gains of $47,283 and net unrealized gains of $3,440,585.

(7)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the year ended December 31, 2006, for this portfolio company there were total redemptions of $1,385,417 (cost), interest income of $2,356,449 other income of $83,567 and net unrealized losses of $2,438,800.

(8)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the year ended December 31, 2006, for this portfolio company there were total purchases of $23,754,739 redemptions of $13,065,631 (cost), interest income of $4,523,901, capital structuring service fees of $350,000 and other income of $124,297.

(9)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the year ended December 31, 2006, for this portfolio company there were total purchases of $41,782,342, redemptions of $20,025,000 (cost), interest income of $2,061,440, capital structuring service fees of $583,810 and other income of $19,219.

(10)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the year ended December 31, 2006, there were total purchases of $25,682,89, interest income of $1,4,58,918 and dividend income of $242,148.

(11)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the year ended December 31, 2006, there were total purchases of $30,000,000, redemptions of $125,000 (cost), interest income of $1,647,946 and capital structuring service fees of $250,000.

(12)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the year ended December 31, 2006, there were total purchases of $14,000,000, interest income of $463,266 and capital structuring service fees of $200,000.

(13)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the year ended December 31, 2006, there were total purchases of $9,032,978.

(14)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the year ended December 31, 2006, there were total purchases of $60,000,000.

(15)
Non-U.S. company or principal place of business outside the U.S.

(16)
Non-registered investment company.

(17)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset semi-annually (S), quarterly (Q), bi-monthly (B) monthly (M) or daily (D). For each such loan, we have provided the current interest rate in effect at December 31, 2006.

(18)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $24,166,667 aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2005

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Healthcare—Services
American Renal Associates, Inc.	Dialysis provider	Senior secured loan ($3,426,230 par due 12/2010)	8.68% (Libor+ 4.00%/Q)	12/14/05	$3,426,230	$3,426,230	$1.00
		Senior secured loan ($180,328 par due 12/2010)	8.50% (Libor+ 4.00%/Q)	12/14/05	180,328	180,328	$1.00
		Senior secured loan ($5,886,885 par due 12/2011)	9.18% (Libor + 4.50%/Q)	12/14/05	5,886,885	5,886,885	$1.00
		Senior secured loan ($14,754 par due 12/2011)	9.00% (Libor+ 4.50%/Q)	12/14/05	14,754	14,754	$1.00
		Senior secured loan ($7,213,115 par due 12/2011)	11.68% (Libor + 7.00%/Q)	12/14/05	7,213,115	7,213,115	$1.00
Capella Healthcare, Inc.	Acute care hospital operator	Junior secured loan ($29,000,000 par due 11/2013)	10.45% (Libor + 6.00%/Q)	12/1/05	29,000,000	29,000,000	$1.00
PHNS, Inc.	Information technology and business process outsourcing	Senior subordinated loan ($16,000,000 par due 11/2011)	13.50% cash, 2.5% PIK	10/29/04	15,785,661	16,000,000	$1.00	(3)
Triad Laboratory Alliance, LLC	Laboratory services	Senior subordinated loan ($9,714,888 par due 12/2012)	12.00% cash, 1.75% PIK	12/21/05	9,714,888	9,714,888	$1.00	(3)
		Senior secured loan ($3,000,000 par due 12/2011)	7.78% (Libor + 3.25%/Q)	12/21/05	3,000,000	3,000,000	$1.00

					74,221,861	74,436,200			13.07%

Containers-Packaging
Captive Plastics, Inc.	Plastics container manufacturer	Junior secured loan ($16,000,000 par due 2/2012)	11.62% (Libor + 7.25%/M)	12/19/05	16,000,000	16,000,000	$1.00
Industrial Container Services, LLC(7)	Industrial container	Senior secured loan ($26,728,663 par due 9/2011)	11.00% (Libor + 6.50%/Q)	9/30/05	26,728,663	26,728,663	$1.00
	manufacturer, reconditioner	Senior secured loan ($4,643,479 par due 9/2011)	8.88% (Libor + 4.50%/M)	9/30/05	4,643,479	4,643,479	$1.00
	and servicer	Senior secured revolving loan ($1,160,870 par due 9/2011)	10.25% (Base Rate + 3.00%/Q)	9/30/05	1,160,870	1,160,870	$1.00
		Senior secured revolving loan ($541,739 par due 9/2011)	10.25% (Base Rate + 3.00%/Q)	9/30/05	541,739	541,739	$1.00
		Common stock (1,800,000 shares)		9/29/05	1,800,000	1,800,000	$1.00	(4)
York Label Holdings, Inc.	Consumer product labels	Senior subordinated loan ($10,368,791 par due 2/2010)	10.00% cash, 4.00% PIK	11/3/04	10,362,901	10,368,791	$1.00	(2)(3)
	manufacturer	Preferred stock (650 shares)	10.00%	11/3/04	3,742,445	3,742,445	$5,757.61	(3)
		Warrants to purchase 156,000 shares		11/3/04	5,320,409	5,320,408	$34.11	(4)

					70,300,506	70,306,395			12.34%

Environmental Services
Mactec, Inc.	Engineering and environmental consulting services	Common stock (186 shares)		11/3/04	—	—	$0.00	(4)

United Site Services, Inc.	Portable restroom and	Senior secured loan ($5,061,957 par due 8/2011)	7.37% (Libor + 3.00%/M)	9/14/05	5,061,957	5,061,957	$1.00
	site services	Senior secured loan ($3,043,478 par due 8/2011)	7.41% (Libor + 3.00%/Q)	9/14/05	3,043,478	3,043,478	$1.00
		Senior secured loan ($1,869,565 par due 8/2011)	7.28% (Libor + 3.00%/Q)	9/14/05	1,869,565	1,869,565	$1.00
		Junior secured loan ($13,461,538 par due 6/2010)	12.44% (Libor + 8.00%/Q)	12/1/04	13,419,063	13,461,538	$1.00	(2)
		Common stock (216,795 shares)		10/8/04	1,353,851	1,353,851	$6.24	(4)
Wastequip, Inc.	Waste management equipment manufacturer	Junior secured loan ($15,000,000 par due 7/2012)	10.53% (Libor + 6.00%/Q)	8/4/05	15,000,000	15,000,000	$1.00
WCA Waste Systems, Inc.	Waste management services	Junior secured loan ($25,000,000 par due 10/2011)	10.53% (Libor + 6.00%/Q)	4/25/05	25,000,000	25,000,000	$1.00	(2)

					64,747,914	64,790,389			11.37%

Restaurants
CICQ, LP	Restaurant franchisor, owner and	Limited partnership interest (26.5% interest)		8/15/05	53,000,000	62,284,540
	operator
					53,000,000	62,284,540			10.93%

Services—Other
Diversified Collection	Collections services	Senior secured loan ($6,300,000 par due 2/2011)	8.38% (Libor + 4.00%/M)	2/2/05	6,300,000	6,300,000	$1.00	(2)
Services, Inc.		Senior secured loan ($8,500,000 par due 8/2011)	10.00% (Libor + 6.00%/Q)	2/2/05	8,500,000	8,500,000	$1.00	(2)
		Preferred stock (114,004 shares)		2/2/05	295,270	295,270	$2.59	(4)
Event Rentals, Inc.	Party rental services	Senior secured loan ($2,676,136 par due 11/2011)	9.91% (Libor+ 5.25%/S)	11/17/05	2,676,136	2,676,136	$1.00
		Senior secured loan ($2,897,727 par due 11/2011)	9.92% (Libor + 5.25%Q)	11/17/05	2,897,727	2,897,727	$1.00
		Senior secured loan ($170,455 par due 11/2011)	11.50% (Base Rate + 4.25%/D)	11/17/05	170,455	170,455	$1.00
		Senior secured loan ($8,011,363 par due 11/2011)	9.91% (Libor + 5.25%/S)	11/17/05	8,011,363	8,011,363	$1.00
GCA Services, Inc.	Custodial services	Senior subordinated loan ($32,743,750 par due 1/2010)	12.00% cash, 3.00% PIK	7/25/05	32,743,750	32,743,750	$1.00	(3)

					61,594,701	61,594,701			10.81%

Manufacturing
Arrow Group Industries, Inc.	Residential and outdoor shed	Senior secured loan ($6,000,000 par due 4/2010)	9.53% (Libor + 5.00%/Q)	3/28/05	6,040,153	6,000,000	$1.00
	manufacturer	Senior secured loan ($6,000,000 par due 10/2010)	14.03% (Libor + 9.50%/Q)	3/28/05	6,000,000	6,000,000	$1.00
Qualitor, Inc.	Automotive aftermarket	Senior secured loan ($827,059 par due 12/2011)	8.27% (Libor + 4.00%/Q)	12/29/04	827,059	827,059	$1.00	(2)
	components supplier	Senior secured loan ($1,152,941 par due 12/2011)	8.53% (Libor + 4.00%/Q)	12/29/04	1,152,941	1,152,941	$1.00	(2)
		Junior secured loan ($5,000,000 par due 6/2012)	11.53% (Libor + 7.00%/Q)	12/29/04	5,000,000	5,000,000	$1.00	(2)
Reflexite Corporation	Developer and manufacturer of high visibility reflective products	Senior subordinated loan ($10,304,329 par due 12/2011)	11.00% cash, 3.00% PIK	12/30/04	10,304,329	10,304,329	$1.00	(2)(3)

Universal Trailer Corporation(5)	Livestock and specialty trailer	Senior secured loan ($1,048,960 par due 3/2007)	8.39% (Libor + 4.00%/M)	10/8/04	1,054,725	1,054,725	$1.01
	manufacturer	Senior subordinated loan ($7,500,000 par due 9/2008)	13.50%	10/8/04	7,522,762	7,528,881	$1.00
		Common stock (50,000 shares)		10/8/04	6,424,645	3,113,351	$62.27	(4)
		Warrants to purchase 22,208 shares		10/8/04	1,505,776	1,382,826	$62.27	(4)
Varel Holdings, Inc.	Drill bit manufacturer	Senior secured loan ($6,643,750 par due 12/2010)	8.58% (Libor + 4.00%/S)	5/18/05	6,643,750	6,643,750	$1.00	(2)
		Senior secured loan ($2,333,333 par due 12/2010)	8.47% (Libor + 4.00%/Q)	5/18/05	2,333,333	2,333,333	$1.00	(2)
		Senior secured loan ($3,333,333 par due 12/2011)	12.48% (Libor + 8.00%/Q)	5/18/05	3,333,333	3,333,333	$1.00	(2)
		Preferred stock (30,451 shares)		5/18/05	1,046,568	1,046,568	$34.37	(3)
		Common stock (30,451 shares)		5/18/05	3,045	3,045	$0.10	(4)

					59,192,419	55,724,141			9.78%

Consumer Products—Non-Durable
Making Memories Wholesale, Inc.(6)	Scrapbooking branded	Senior secured loan ($9,143,750 par due 3/2011)	8.50% (Libor + 4.00%/Q)	5/5/05	9,143,750	9,143,750	$1.00	(2)
	products manufacturer	Senior subordinated loan ($10,000,000 par due 5/2012)	12.00% cash, 2.50% PIK	5/5/05	10,000,000	10,000,000	$1.00	(3)
		Preferred stock (3,500 shares)		5/5/05	3,685,100	3,685,100	$1,052.89	(3)
Shoes for Crews, LLC	Safety footwear and slip-related	Senior secured loan ($1,478,167 par due 7/2010)	9.00% (Base Rate + 1.75%/D)	10/8/04	1,486,865	1,486,865	$1.01	(2)
	mats manufacturer	Senior secured loan ($47,247 par due 7/2010)	7.78% (Libor + 3.25%/Q)	10/8/04	47,525	47,525	$1.01	(2)
Tumi Holdings, Inc.	Branded luggage	Senior secured loan ($2,500,000 par due 12/2012)	7.28% (Libor + 2.75%/Q)	5/24/05	2,500,000	2,500,000	$1.00	(2)
	designer, marketer and	Senior secured loan ($5,000,000 par due 12/2013)	7.78% (Libor + 3.25%/Q)	3/14/05	5,000,000	5,000,000	$1.00	(2)
	distributor	Senior subordinated loan ($13,008,799 par due 12/2014)	15.53% (Libor + 6.00% cash, 5.00% PIK/Q)	3/14/05	13,008,799	13,008,799	$1.00	(2)(3)

					44,872,039	44,872,039			7.88%

Education
Lakeland Finance, LLC	Private school operator	Senior secured note ($33,000,000 par due 12/2012)	11.50%	12/13/05	33,000,000	33,000,000	$1.00

					33,000,000	33,000,000			5.79%

Consumer Products—Durable
AWTP, LLC	Water treatment services	Junior secured loan ($13,600,000 par due 12/2012)	13.50% (Base Rate + 6.25%/Q)	12/21/05	13,600,000	13,600,000	$1.00
Berkline/Benchcraft Holdings LLC	Furniture manufacturer	Junior secured loan ($5,000,000 par due 5/2012)	14.05% (Libor + 10.00%/Q)	11/3/04	5,000,000	4,500,000	$0.90	(2)
	and distributor	Preferred stock (2,536 shares)		10/8/04	1,046,343	677,643	$267.21	(4)
		Warrants to purchase 483,020 shares		10/8/04	2,752,559	1,782,640	$3.69	(4)

					22,398,902	20,560,283			3.61%

Financial
Foxe Basin CLO 2003, Ltd.	Collateralized debt obligation	Preference shares (3,000 shares)		10/8/04	2,743,440	2,743,440	$914.48	(8)(9)
Hudson Straits CLO 2004, Ltd.	Collateralized debt obligation	Preference shares (5,750 shares)		10/8/04	5,217,331	5,143,121	$894.46	(8)(9)
MINCS-Glace Bay, Ltd.	Collateralized debt obligation	Secured notes ($9,500,000 par due 7/2014)	7.79% (Libor + 3.60%/Q)	10/8/04	9,019,819	9,500,000	$1.00	(8)(9)

					16,980,590	17,386,561			3.05%

Printing, Publishing and Media
Canon Communications LLC	Print publications services	Junior secured loan ($16,250,000 par due 11/2011)	12.03% (Libor + 7.50%/Q)	5/25/05	16,250,000	16,250,000	$1.00	(2)

					16,250,000	16,250,000			2.85%

Aerospace & Defense
ILC Industries, Inc.	Industrial products provider	Junior secured loan ($6,500,000 par due 8/2012)	10.28% (Libor + 5.75%/Q)	8/30/05	6,529,232	6,500,000	$1.00
Thermal Solutions LLC	Thermal management and electronics	Senior secured loan ($5,973,529 par due 3/2011)	9.71% (Libor + 5.25%/Q)	3/28/05	5,973,529	5,973,529	$1.00	(2)
	packaging manufacturer	Senior subordinated loan ($3,062,766 par due 3/2012)	11.50% cash, 2.75% PIK	3/28/05	3,067,225	3,062,766	$1.00	(2)(3)
		Preferred stock (29,400 shares)		3/28/05	294,000	294,000	$10.00	(4)
		Common stock (600,000 shares)		3/28/05	6,000	6,000	$0.01	(4)

					15,869,986	15,836,295			2.78%

Cargo Transport
Kenan Advantage Group, Inc.	Fuel transportation	Senior subordinated loan ($8,870,968 par due 12/2013)	13.00%	12/15/05	8,870,968	8,870,968	$1.00
	provider	Senior secured loan ($2,500,000 par due 12/2011)	7.50% (Libor + 3.00%/Q)	12/15/05	2,500,000	2,500,000	$1.00
		Preferred stock (10,984 shares)		12/15/05	1,098,400	1,098,400	$100.00	(4)
		Common stock (30,575 shares)		12/15/05	30,575	30,575	$1.00	(4)

					12,499,943	12,499,943			2.19%

Farming and Agriculture
The GSI Group, Inc.	Agricultural equipment	Senior notes ($10,000,000 par due 5/2013)	12.00%	5/11/05	10,000,000	10,000,000	$1.00
	manufacturer	Common stock (7,500 shares)		5/12/05	750,000	750,000	$100.00	(4)

					10,750,000	10,750,000			1.89%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product	Senior subordinated loan ($8,439,529 par due 3/2011)	13.00% cash, 4.00% PIK	10/8/04	8,435,645	8,439,529	$1.00	(2)(3)
	manufacturer	Common stock (2,743 shares)		10/8/04	752,888	752,888	$274.48	(4)
		Warrants to purchase 4,464 shares		10/8/04	652,503	652,503	$146.17	(4)

					9,841,036	9,844,920			1.73%

Business Services
Miller Heiman, Inc.	Sales consulting services	Senior secured loan ($4,521,687 par due 6/2010)	8.14% (Libor + 3.75%/M)	6/20/05	4,521,687	4,521,687	$1.00	(2)
		Senior secured loan ($4,058,379 par due 6/2012)	8.78% (Libor + 4.25%/Q)	6/20/05	4,058,379	4,058,379	$1.00	(2)

					8,580,066	8,580,066			1.51%

Cable Television
Patriot Media & Communications CNJ, LLC	Cable services	Junior secured loan ($5,000,000 par due 10/2013)	9.50% (Libor + 5.00%/Q)	10/6/05	5,000,000	5,000,000	$1.00

					5,000,000	5,000,000			0.88%

Healthcare—Medical Products
Aircast, Inc.	Manufacturer of orthopedic	Senior secured loan ($1,251,902 par due 12/2010)	7.20% (Libor + 2.75%/Q)	12/2/04	1,251,902	1,251,902	$1.00	(2)
	braces, supports and vascular systems	Junior secured loan ($1,000,000 par due 6/2011)	11.45% (Libor + 7.00%/Q)	12/2/04	1,000,000	1,000,000	$1.00	(2)

					2,251,902	2,251,902			0.40%

Total					$581,351,865	$585,968,375

(1)
We do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940. In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities. All of our portfolio company investments are subject to legal restriction on sales which as of December 31, 2005 represented 103% of the Company's net assets.

(2)
Pledged as collateral for the credit facility payable (see Note 8 to the consolidated financial statements).

(3)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(4)
Non-income producing at December 31, 2005.

(5)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the year ended December 31, 2005, for this portfolio company there were total purchases of $2,000,000, redemptions of $2,919,939 (cost), interest income of $1,147,137, other income of $143,667, net realized losses of $4,278 and net unrealized losses of $3,429,198.

(6)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the year ended December 31, 2005, for this portfolio company there were total purchases of $26,000,000, sales of $3,000,000 (cost), redemptions of $237,500 (cost), interest income of $1,514,431, capital structuring services fees of $862,500 and other income of $2,068.

(7)
As defined in the 1940 Act, we are an "Affiliate" of this portfolio company because we own more than 5% of the portfolio company's outstanding voting securities. For the year ended December 31, 2005, for this portfolio company there were total purchases of $54,647,808, total sales of $19,000,000 (cost), redemptions of $706,069 (cost), interest income of $943,631, capital structuring services fees of $1,058,750 and other income of $44,426.

(8)
Non-U.S. company or principal place of business outside the U.S.

(9)
Non-registered investment company.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset semi-annually (S), quarterly (Q), monthly (M) or daily (D). For each such loan, we have provided the current interest rate in effect at December 31, 2005.

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Period June 23, 2004 (inception) through December 31, 2004
INVESTMENT INCOME:
From non-control/non-affiliate investments:
Interest from investments	$85,641,997	$30,360,311	$3,289,259
Interest from cash & cash equivalents	2,419,540	1,457,830	39,325
Dividend income	2,227,843	744,818	191,130
Capital structuring service fees	14,633,691	3,314,440	542,353
Other income	553,020	256,467	27,889

Total investment income from non-control/non-affiliate investments	105,476,091	36,133,866	4,089,956
From affiliate investments:
Interest from investments	12,688,652	3,605,200	285,059
Dividend income	242,148	—	—
Capital structuring service fees	1,383,810	1,921,250	—
Other income	230,207	190,161	5,833

Total investment income from affiliate investments	14,544,817	5,716,611	290,892

Total investment income	120,020,908	41,850,477	4,380,848

EXPENSES:
Organizational expenses	—	—	199,183
Base management fees	13,645,724	5,147,492	471,565
Incentive management fees	19,516,393	4,202,078	95,471
Administrative	953,400	888,081	135,941
Professional fees	3,016,217	1,398,125	336,187
Directors fees	250,169	309,536	119,966
Insurance	866,218	630,513	161,855
Interest and credit facility fees	18,583,815	1,528,060	137,396
Interest to the Investment Adviser	25,879	154,078	—
Depreciation	258,563	—	—
Other	1,341,637	310,714	8,189

Total expenses	58,458,015	14,568,677	1,665,753
NET INVESTMENT INCOME BEFORE INCOME TAXES	61,562,893	27,281,800	2,715,095

Income tax expense, including excise tax	4,931,288	158,000	—

NET INVESTMENT INCOME	56,631,605	27,123,800	2,715,095

REALIZED AND UNREALIZED NET GAINS ON INVESTMENTS:
Net realized gains (losses):
Net realized gains from non-control/non-affiliate investment transactions	27,569,148	10,345,991	245,345
Net realized gains (losses) from affiliate investment transactions	47,283	(4,278)	(899)

Net realized gains from investment transactions	27,616,431	10,341,713	244,446
Net unrealized gains (losses):
Investment transactions from non-control/non-affiliate investments	(15,554,499)	7,814,761	229,875
Investment transactions from affiliate investments	1,001,785	(3,429,198)	1,072

Net unrealized gains (losses) from investment transactions	(14,552,714)	4,385,563	230,947

Net realized and unrealized gain on investments	13,063,717	14,727,276	475,393

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$69,695,322	$41,851,076	$3,190,488

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 4)	$1.61	$1.78	$0.29

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 4)	43,156,462	23,487,935	11,066,767

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

	Common Stock			Accumulated Undistributed Net Investment income	Accumulated Net Realized Gain on Sale of Investments	Net Unrealized (Depreciation) Appreciation of Investments
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at June 23, 2004	100	$—	$1,500	$—	$—	$—	$1,500
Issuance of common stock	11,066,667	11,067	165,988,938				166,000,005
Offering and underwriting costs			(8,638,658)				(8,638,658)
Underwriting cost paid by the Investment Adviser (see Note 10)			2,475,000				2,475,000
Net increase in stockholders' equity resulting from operations				2,715,095	244,446	230,947	3,190,488
Dividend declared ($0.28 per share)				(2,851,510)	(244,446)		(3,095,956)
Return on capital ($0.02 per share)	—	—	(224,074)	—			(224,074)

Balance at December 31, 2004	11,066,767	$11,067	$159,602,706	$(136,415)	$—	$230,947	$159,708,305

Issuance of common stock from add-on offerings (net of offering and underwriting costs)	26,575,000	26,575	397,373,747	—	—	—	397,400,322
Reimbursement of underwriting costs paid by the Investment Adviser (see Note 10)			(2,475,000)	—	—	—	(2,475,000)
Shares issued in connection with dividend reinvestment plan	267,717	268	4,691,101	—	—	—	4,691,369
Net increase in stockholders' equity resulting from operations	—	—	—	27,123,800	10,341,713	4,385,563	41,851,076
Dividend declared ($1.30 per share)	—	—	—	(26,987,385)	(4,576,488)		(31,563,873)

Balance at December 31, 2005	37,909,484	$37,910	$559,192,554	$—	$5,765,225	$4,616,510	$569,612,199

Issuance of common stock from add-on offerings (net of offering and underwriting costs)	13,511,250	13,511	211,739,152	—	—	—	211,752,663
Shares issued in connection with dividend reinvestment plan	615,793	616	10,701,634	—	—	—	10,702,250
Net increase in stockholders' equity resulting from operations	—	—	—	56,631,605	27,616,431	(14,552,714)	69,695,322
Dividend declared ($1.64 per share)	—	—	—	(56,631,605)	(15,697,425)	—	(72,329,030)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	3,559,233	7,038,469	(10,597,702)		—

Balance at December 31, 2006	52,036,527	$52,037	$785,192,573	$7,038,469	$7,086,529	$(9,936,204)	$789,433,404

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Period June 23, 2004 (inception) through December 31, 2004
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$69,695,322	$41,851,076	$3,190,488
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Net realized gains from investment transactions	(27,616,431)	(10,341,713)	(244,446)
Net unrealized gains/(losses) from investment transactions	14,552,714	(4,385,563)	(230,947)
Net accretion of discount on securities	(673,276)	(85,899)	9,091
Increase in accrued payment-in-kind dividends and interest	(6,288,733)	(3,113,035)	(508,762)
Amortization of debt issuance costs	1,822,249	465,398	41,220
Depreciation	258,563	—	—
Proceeds from sale and redemption of investments	458,243,822	126,029,440	53,480,443
Purchases of investments	(1,033,015,858)	(498,798,732)	(243,860,004)
Changes in operating assets and liabilities:
Interest receivable	(4,293,006)	(4,687,603)	(1,140,495)
Other assets	(2,336,374)	(147,207)	(417,331)
Accounts payable and accrued expenses	805,270	(333,768)	1,556,446
Management and incentive fees payable	9,006,982	3,203,377	274,657
Interest and facility fees payable	1,730,656	217,754	96,176
Interest payable to the Investment Adviser	(154,078)	154,078	—

Net cash used in operating activities	(518,262,178)	(349,972,397)	(187,753,464)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	211,752,663	397,400,322	159,836,347
Borrowings on debt	977,000,000	123,500,000	55,500,000
Repayments on credit facility payable	(513,000,000)	(161,000,000)	—
Credit facility financing costs	(5,573,936)	(2,817,442)	(778,223)
Underwriting costs payable to the Investment Adviser	(2,475,000)	—	—
Dividends paid in cash	(74,516,005)	(17,303,309)	—

Net cash provided by financing activities	593,187,722	339,779,571	214,558,124

CHANGE IN CASH AND CASH EQUIVALENTS	74,925,544	(10,192,826)	26,804,660
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	16,613,334	26,806,160	1,500

CASH AND CASH EQUIVALENTS, END OF PERIOD	$91,538,878	$16,613,334	$26,806,160

Supplemental Information:
Interest paid during the period	$14,357,976	$638,204	$—
Taxes paid during the period	$4,519,317	$—	$—
Dividends declared during the period	$72,329,030	$31,563,873	$3,320,030

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2006

1.     ORGANIZATION

              Ares Capital Corporation (the "Company" or "ARCC" or "we") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland that is regulated as a business development company under the Investment Company Act of 1940 ("1940 Act"). We were incorporated on April 16, 2004 and were initially funded on June 23, 2004. On October 8, 2004, we completed our initial public offering (the "IPO"). On the same date, we commenced substantial investment operations.

              The Company has qualified and has elected to be treated for tax purposes as a regulated investment company, or a "RIC", under the Internal Revenue Code of 1986 (the "Code"), as amended. The Company expects to continue to qualify and to elect to be treated for tax purposes as a RIC. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases may include an equity component, and, to a lesser extent, in equity investments in private middle market companies.

              We are externally managed by Ares Capital Management LLC (the "Investment Adviser"), an affiliate of Ares Management LLC ("Ares Management"), an independent investment management firm that manages investment funds. Ares Technical Administration, LLC ("Ares Administration"), an affiliate of Ares Management, provides the administrative services necessary for us to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition for the periods presented. All significant intercompany balances and transactions have been eliminated.

    Cash and Cash Equivalents

              Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

    Concentration of Credit Risk

              The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

    Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, the board of directors currently receives input from independent valuation firms that have been engaged at the direction of the board to value each portfolio security at least once during a trailing 12 month period. The valuation process is conducted at the end of each fiscal quarter, with approximately a quarter of our portfolio companies without market quotations subject to valuation by the independent valuation firm each quarter. The types of factors that the board may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

              When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our private equity valuation. Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

              With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

  •
  Preliminary valuation conclusions are then documented and discussed with our management.

  •
  The audit committee of our board of directors reviews these preliminary valuations as well as valuations with respect to approximately a quarter of our portfolio companies prepared by an independent valuation firm.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our management and audit committee and the independent valuation firms.

    Interest Income Recognition

              Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. If any cash is received after it is determined that interest is no longer collectible, we will treat the cash as payment on the principal balance until the entire principal balance has been repaid, before any interest income is recognized. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on bonds.

    Payment in Kind Interest

              The Company has loans in its portfolio that contain a payment-in-kind ("PIK") provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the years ended December 31, 2006 and

December 31, 2005, $6,288,733 and $3,113,035, respectively, in PIK income were recorded. For the period from June 23, 2004 (inception) through December 31, 2004, $508,762 in PIK income was recorded.

    Capital Structuring Service Fees

              The Company's Investment Adviser seeks to provide assistance to the portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing the investment. The services that the Company's Investment Adviser provides vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the loan. The Company's Investment Adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and in the event that the Company does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations may be deferred and amortized over the estimated life of the loan.

    Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Market value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the day.

  (2)
  Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

              Although the net assets and the fair values are presented at the foreign exchange rates at the end of the day, the Company does not isolate the portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair value of investments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause investments in their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

    Organizational Expenses

              Approximately $200,000 in organizational expenses were expensed as incurred for the period from June 23, 2004 (inception) through December 31, 2004.

    Offering Expenses

              The Company's offering costs were charged against the proceeds from the IPO, the Add-on Offering (as defined in Note 11), the October Add-on Offering (as defined in Note 11), the July Add-on Offering (as defined in Note 11) and the December Add-on Offering (as defined in Note 11)

when received and were approximately $1,600,000, $635,000, $553,000, $556,000 and $236,000, respectively (see Note 11).

    Debt Issuance Costs

              Debt issuance costs are being amortized over the life of the related credit facility using the straight line method, which closely approximates the effective yield method.

    Federal Income Taxes

              The Company has qualified and elected and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Code and, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will relieve the Company from Federal income taxes. In order to qualify as a RIC, among other factors, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended December 31, 2006 and December 31, 2005, provisions of approximately $570,000 and $158,000, respectively were recorded for Federal excise taxes. As of December 31, 2006, the entire $570,000 was unpaid and included in accounts payable on the accompanying consolidated balance sheet.

              Certain of our wholly owned subsidiaries are subject to Federal and state income taxes. For the year ended December 31, 2006 we recorded a provision of approximately $4,360,000 for these subsidiaries. For the year ended December 31, 2005, and for the period from June 23, 2004 (inception) through December 31, 2004 we recorded no provision for these subsidiaries.

    Dividends

              Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although we may decide to retain such capital gains for investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

    Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

    Fair Value of Financial Instruments

              The carrying value of the Company's financial instruments approximate fair value. The carrying value of interest and open trade receivables, accounts payable and accrued expenses, as well as the credit facility payable approximate fair value due to their short maturity.

3.     AGREEMENTS

              The Company has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of our board of directors, provides investment advisory services to ARCC. For providing these services, the Investment Adviser receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.5% of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds). The base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters.

              The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities, accrued income that we have not yet received in cash. The Investment Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 2.00% per quarter.

              We pay the Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.50%) as the "catch-up" provision. The "catch-up" is meant to provide our Investment Adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.50% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.50% in any calendar quarter.

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement, as of the termination date), commencing with the calendar year ending on December 31, 2004, and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation for such year.

              We defer cash payment of any incentive fee otherwise earned by the Investment Adviser if during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the stockholders and (b) the change in net assets (defined as total assets less indebtedness) is less than 8.0% of our net assets at the beginning of such period. These calculations were appropriately pro rated during the first three calendar quarters following October 8, 2004 and are adjusted for any share issuances or repurchases.

              For the year ended December 31, 2006, we incurred $13,645,724 in base management fees, $16,067,931 in incentive management fees related to pre-incentive fee net investment income and $3,448,462 in incentive management fees related to realized capital gains. As of December 31, 2006, $12,485,016 was unpaid and included in management and incentive fees payable in the accompanying consolidated balance sheet.

              For the year ended December 31, 2005, we incurred $5,147,492 in base management fees, $3,222,690 in incentive management fees related to pre-incentive fee net investment income and $979,388 in incentive management fees related to realized capital gains.

              For the period from October 8, 2004 (the date of the IPO and the commencement of substantial investment operations) through December 31, 2004, we incurred $471,565 in base management fees and $59,904 in incentive management fees related to pre-incentive fee net investment income and $35,567 in incentive management fees related to realized capital gains.

              We also entered into a separate administration agreement (the "Administration Agreement") with Ares Administration under which Ares Administration furnishes us with office, equipment and clerical, bookkeeping and record keeping services at our office facilities. Payments under the Administration Agreement will be equal to an amount based upon our allocable portion of Ares Administration's overhead in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs. Under the Administration Agreement, Ares Administration also performs or oversees the performance of our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Administration assists us in determining and publishing the net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Ares Administration also provides on our behalf, managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60-days' written notice to the other party.

              For the year ended December 31, 2006, we incurred $953,400 in administrative fees. As of December 31, 2006, $385,613 was unpaid and included in accounts payable and accrued expenses in the accompanying consolidated balance sheet.

              For the year ended December 31, 2005, we incurred $888,081 in administrative fees. For the period from October 8, 2004 (the date of the IPO and the commencement of substantial investment operations) through December 31, 2004 we incurred $135,941 in administrative fees. Prior to October 8, 2004, we incurred no administrative fees.

4.     EARNINGS PER SHARE

              The following information sets forth the computation of basic and diluted net increase in stockholders' equity per share resulting from the year ended December 31, 2006:

Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share:	$69,695,322
Denominator for basic and diluted net increase in stockholders' equity resulting from operations per share:	43,156,462
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$1.61

              The following information sets forth the computation of basic and diluted net increase in stockholders' equity per share resulting from the year ended December 31, 2005:

Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share:	$41,851,076
Denominator for basic and diluted net increase in stockholders' equity resulting from operations per share:	23,487,935
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$1.78

              The following information sets forth the computation of basic and diluted net increase in stockholders' equity per share resulting from October 8, 2004 (the date of the IPO and the commencement of substantial investment operations) through December 31, 2004:

Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share:	$3,190,488
Denominator for basic and diluted net increase in stockholders' equity resulting from operations per share:	11,066,767
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$0.29

              If the above computation had been done for the period from June 23, 2004 (inception) through December 31, 2004, the numerator would have remained the same, but the denominator would have been 4,905,916 resulting in a basic and diluted net increase in stockholders' equity resulting from operations per share of $0.65.

5.     INVESTMENTS

              For the year ended December 31, 2006, the Company purchased (A) $726.4 million aggregate principal amount of senior term debt, (B) $249.4 million aggregate principal amount of senior subordinated debt, (C) $110.8 million of investments in equity securities, and (D) $855,000 of investments in collateralized debt obligations.

              In addition, for the year ended December 31, 2006, (1) $175.4 million aggregate principal amount of senior term debt, (2) $82.2 million aggregate principal amount of senior subordinated debt and (3) $9.0 million of investments in collateralized debt obligations were redeemed. Additionally, (A) $80.0 million aggregate principal amount of senior term debt, (B) $17.0 million aggregate principal amount of senior subordinated debt and (C) $65.6 million of investments in equity securities were sold.

              As of December 31, 2006, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$91,538,878	$91,538,878
Senior term debt	796,857,471	791,677,723
Senior notes	10,000,000	10,000,000
Senior subordinated debt	299,881,314	299,877,755
Equity securities	139,019,255	134,266,358

Total	$1,337,296,918	$1,327,360,714

              As of December 31, 2005, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$16,613,334	$16,613,334
Senior term debt	338,993,970	338,467,061
Senior notes	10,000,000	10,000,000
Senior subordinated debt	129,816,927	130,042,698
Collateralized debt obligations	16,980,590	17,386,561
Equity securities	85,560,378	90,072,055

Total	$597,965,199	$602,581,709

              The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums on debt using the effective interest method.

              The industry and geographic compositions of the portfolio at fair value at December 31, 2006 and December 31, 2005 were as follows:

Industry	December 31, 2006	December 31, 2005
Health Care	14.4%	13.1%
Other Services	12.2	12.0
Printing/Publishing	9.5	2.8
Consumer Products	8.0	11.2
Manufacturing	7.7	9.5
Containers/Packaging	6.7	12.0
Restaurants	6.4	10.6
Retail	6.0	0.0
Financial	5.6	3.0
Environmental Services	5.4	11.0
Education	5.1	5.6
Beverage/Food/Tobacco	4.3	0.0
Aerospace and Defense	2.1	2.7
Broadcasting/Cable	2.1	0.9
Computers/Electronics	1.8	0.0
Cargo Transport	1.0	2.1
Farming and Agriculture	0.9	1.8
Homebuilding	0.8	1.7

Total	100.0%	100.0%

Geographic Region	December 31, 2006	December 31, 2005
Mid-Atlantic	29.4%	24.3%
West	21.6	38.9
Southeast	21.3	10.2
Midwest	19.2	12.3
Northeast	5.7	11.3
International	2.8	3.0

Total	100.0%	100.0%

6.     INCOME TAXES

              The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the year ended December 31, 2006:

Net increase in stockholders' equity resulting from operations	$69,695,322
Net unrealized gain on investments transactions not taxable	14,552,714
Other income not currently taxable	(24,661,430)
Other taxable income	16,256,585
Expenses not currently deductible	5,704,847
Other deductible expenses	(1,106,914)

Taxable income before deductions for distributions	$80,441,124

              Excluded from taxable income before deductions for distributions are $238,668 of capital losses realized by the Company after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year. During the year ended December 31, 2006, as a result of permanent book-to-tax differences primarily due to the recharacterization of distributions, differences in the book and tax basis of investments sold, dividends paid by portfolio companies to the Company in excess of portfolio company earnings and nondeductible federal taxes, the Company increased accumulated undistributed net investment income by $7,038,469, decreased accumulated net realized gain on sale of investments by $10,597,702 and increased capital in excess of par value by $3,559,233. Aggregate stockholders' equity was not affected by this reclassification. As of December 31, 2006, the cost of investments for tax purposes was $1,245,892,583 resulting in a gross unrealized appreciation and depreciation of $2,482,828 and $12,553,575, respectively.

              For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. Dividends paid per common share for the year ended December 31, 2006 were taxable as follows (unaudited):

Ordinary income	$64,551,090
Capital gains	7,777,944
Return of capital	—

Total	$72,329,034

              The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the year ended December 31, 2005:

Net increase in stockholders' equity resulting from operations	$41,851,076
Net unrealized gain on investments transactions not taxable	(4,385,563)
Other income not currently taxable	(2,751,144)
Other taxable income	3,035,574
Expenses not currently deductible	93,207
Other deductible expenses	(172,179)

Taxable income before deductions for distributions	$37,670,971

              As of December 31, 2005, the cost of investments for tax purposes was $582,201,478 resulting in a gross unrealized appreciation and depreciation of $10,037,426 and $6,270,529, respectively.

              For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. Dividends paid per common share for the year ended December 31, 2005 were taxable as follows (unaudited):

Ordinary income	$31,563,873
Capital gains	—
Return of capital	—

Total	$31,563,873

              The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the period from June 23, 2004 (inception) through December 31, 2004:

Net increase in stockholders' equity resulting from operations	$3,190,488
Net unrealized gain on investments transactions not taxable	(230,947)
Other taxable income	186,326
Expenses not currently deductible	189,275
Other deductible expenses	(417,331)

Taxable income before deductions for distributions	$2,917,811

              For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. Dividends paid per common share for the period from June 23, 2004 (inception) through December 31, 2004 were taxable as follows (unaudited):

Ordinary income	$3,095,956
Capital gains	—
Return of capital	224,074

Total	$3,320,030

7.     COMMITMENTS AND CONTINGENCIES

              As of December 31, 2006, the Company had committed to make a total of approximately $79.0 million of investments in various revolving senior secured loans. As of December 31, 2006, $45.2 million was unfunded. Included within the $79.0 million commitment in revolving secured loans is a commitment to issue up to $3.7 million in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. As of December 31, 2006, the Company had $2.8 million in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability. Of these letters of credit, $2.3 million expire on September 30, 2007 and

$500,000 expire on July 31, 2007. These letters of credit may be extended under substantially similar terms for additional one-year terms at the Company's option until the revolving line of credit, under which the letters of credit were issued, matures on September 30, 2011.

              As of December 31, 2006, the Company was subject to a subscription agreement to fund up to $10.0 million of equity commitments in a private equity investment partnership. As of December 31, 2006, $225,000 was funded to this partnership.

              As of December 31, 2005, the Company had committed to make a total of approximately $43.0 million of investments in various revolving senior secured loans. As of December 31, 2005, $28.8 million was unfunded. Included within the $43.0 million commitment in revolving secured loans is a commitment to issue up to $3.2 million in standby letters of credit through a financial intermediary on behalf of a portfolio company. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio company was to default on its related payment obligations. As of December 31, 2005, the Company had $2.2 million in standby letters of credit issued and outstanding on behalf of the portfolio company, of which no amounts were recorded as a liability.

8.     BORROWINGS

              In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On October 29, 2004, we formed Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly owned subsidiary of the Company, through which we established a revolving credit facility (the "CP Funding Facility"). On November 3, 2004 (the "Facility Effective Date"), we entered into the CP Funding Facility that, as amended, allows Ares Capital CP to issue up to $350.0 million of variable funding certificates ("VFC"). As part of the CP Funding Facility, we are subject to limitations as to how borrowed funds may be used including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of VFC that we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the CP Funding Facility and limit further advances under the CP Funding Facility and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the CP Funding Facility. As of December 31, 2006, there was $15.0 million outstanding under the CP Funding Facility and the Company continues to be in compliance with all of the limitations and requirements of the CP Funding Facility. As of December 31, 2005, there was $18.0 million outstanding under the CP Funding Facility.

              The CP Funding Facility is scheduled to expire on October 31, 2007 and is secured by all of the assets held by Ares Capital CP, which as of December 31, 2006 consisted of eight investments. At expiration, at our election, any principal amounts then outstanding will be amortized over a 24-month period from the termination date. Under the terms of the CP Funding Facility, we are required to pay a renewal fee of 0.375% of the total amount available for borrowing on or around each November 3rd.

              The interest charged on the VFC is based on the commercial paper rate plus 0.70%. The interest charged on the VFC is payable quarterly. As of December 31, 2006 the commercial paper rate was 5.3481% and as of December 31, 2005 the commercial paper rate was 4.3223%. For the years ended December 31, 2006 and December 31, 2005, the average interest rates (i.e. commercial paper rate plus the spread) were 5.80% and 4.26%, respectively. For the years ended December 31, 2006 and December 31, 2005, the average outstanding balances were $45,620,822 and $17,939,726, respectively. The average interest rate during the period from the Facility Effective Date through December 31, 2004 was 1.78% (from date of first borrowing through December 31, 2004, the average interest rate was 3.50%) and the average outstanding balance was $10,466,102.

              For the years ended December 31, 2006 and December 31, 2005 the interest expense incurred was $2,615,244 and $799,307, respectively. For the period from June 23, 2004 (inception) through December 31, 2004 the interest expense incurred was $60,532. Cash paid for interest expense during the years ended December 31, 2006 and December 31, 2005 were $2,603,286 and $638,204, respectively. There was no cash paid for interest during the period from June 23, 2004 (inception) through December 31, 2004.

              The Company is also required to pay a commitment fee for any unused portion of the CP Funding Facility. Initially, the commitment fee was 0.175% per annum. On April 8, 2005 the CP Funding Facility was amended pursuant to which among other things, the commitment fee was temporarily reduced to 0.11% per annum until the earlier of (a) the date the total borrowings outstanding exceed $150.0 million or (b) October 3, 2005, after which the commitment fee was 0.175% per annum. On November 14, 2005 the CP Funding Facility was further amended pursuant to which among other things, the commitment fee was reduced to 0.10% per annum prior to the first time that the borrowings outstanding under the CP Funding Facility equal or exceed $200.0 million and 0.125% per annum on and after the first time that the borrowings outstanding under the CP Funding Facility exceed $200.0 million. On July 13, 2006 the CP Funding Facility was further amended pursuant to which among other things, the commitment fee was increased to 0.125% per annum calculated based on an amount equal to $200.0 million less the borrowings outstanding under the CP Funding Facility. As soon as the borrowings outstanding under the CP Funding Facility equal or exceed $200.0 million, the fee is calculated based on an amount equal to $350.0 million less the borrowings outstanding under the CP Funding Facility. For the years ended December 31, 2006 and December 31, 2005, the commitment fees incurred were $260,355 and $257,800, respectively. For the period from June 23, 2004 (inception) through December 31, 2004 the commitment fee incurred was $35,644.

              In December 2005, we entered into a senior secured revolving credit facility (the "Revolving Credit Facility") under which the lenders have agreed to extend credit to the Company in an initial aggregate principal amount not exceeding $250 million at any one time outstanding. The Revolving Credit Facility expires on December 28, 2010 and with certain exceptions is secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the CP Funding Facility and those held as a part of the Debt Securitization, discussed below) which as of December 31, 2006 consisted of 108 investments. Under the Revolving Credit Facility, we have made certain representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of the Company and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries.

              In addition to the asset coverage ratio described above, borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in our portfolio. The Revolving Credit Facility also includes an "accordion" feature that allows us to increase the size of the Revolving Credit Facility to a maximum of $500 million under certain circumstances. The Revolving Credit Facility also includes usual and customary events of default for senior secured revolving credit facilities of this nature. As of December 31, 2006, there was $193.0 million outstanding under the Revolving Credit Facility and the Company continues to be in compliance with all of the limitations and requirements of the Revolving Credit Facility. As of December 31, 2005, there were no amounts outstanding under the Revolving Credit Facility.

              The interest charged under the Revolving Credit Facility is generally based on LIBOR (one, two, three or six month) plus 1.00%. As of December 31, 2006, the one, two, three and six month

LIBOR were 5.32%, 5.35%, 5.36% and 5.37%, respectively. For the year ended December 31, 2006 the average interest rate was 6.44%. For the year ended December 31, 2006, the average outstanding balance was $89,021,918. For the year ended December 31, 2006, the interest expense incurred was $5,732,028. Cash paid for interest expense during the year ended December 31, 2006 was $4,518,853. As of December 31, 2005, the one, two, three and six month LIBOR were 4.39%, 4.48%, 4.54% and 4.70%, respectively. The Company is also required to pay a commitment fee of 0.20% for any unused portion of the Revolving Credit Facility. For the years ended December 31, 2006 and December 31, 2005, the commitment fees incurred were $317,549 and $5,555, respectively.

              As of December 31, 2006, the Company had $3.7 million in standby letters of credit issued through the Revolving Credit Facility. There were no letters issued as of December 31, 2005.

              On July 7, 2006, through our wholly owned subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), we completed a $400.0 million debt securitization (the "Debt Securitization") and issued approximately $314.0 million principal amount of asset-backed notes (including a $50.0 million revolver of which $40.0 million has not been drawn down as of December 31, 2006) (the "CLO Notes") to third parties that were secured by a pool of middle market loans that have been purchased or originated by the Company. The CLO Notes are included in the December 31, 2006 consolidated balance sheet. We retained approximately $86.0 million of certain BBB and non-rated securities in the Debt Securitization (the "Retained Notes"). The CLO Notes mature on December 20, 2019, and, as of December 31, 2006, there is $274.0 million outstanding under the Debt Securitization (excluding the Retained Notes). The blended pricing of the CLO Notes, excluding fees, is approximately 3-month LIBOR plus 34 basis points.

              The classes, amounts, ratings and interest rates (expressed as a spread to LIBOR) of the CLO Notes are:

Class	Amount (millions)		Rating (S&P/Moody's)	LIBOR Spread (basis points)
A-1A	$75		AAA/Aaa	25
A-1A VFN	50	(1)	AAA/Aaa	28
A-1B	14		AAA/Aaa	37
A-2A	75		AAA/Aaa	22
A-2B	33		AAA/Aaa	35
B	23		AA/Aa2	43
C	44		A/A2	70

Total	$314

(1)
Revolving class, $10.0 million of which was drawn as of December 31, 2006.

              During the first five years from the closing date, principal collections received on the underlying collateral may be used to purchase new collateral, allowing us to maintain the initial leverage in the securitization for the entire five-year period. Under the terms of the securitization, up to 15% of the collateral may be subordinated loans that are neither first nor second lien loans.

              The Class A-1A VFN Notes are a revolving class of secured notes and allow us to borrow and repay AAA/Aaa financing over the initial five-year period thereby providing more efficiency in funding costs. All of the notes are secured by the assets of ARCC Commercial Loan Trust 2006, including commercial loans totaling $308.1 million as of the closing date, currently which were sold to the trust by the Company, the originator and servicer of the assets. As of December 31, 2006, there were 62 investments securing the notes. Additional commercial loans will be purchased by the trust from the Company primarily using the proceeds from the Class A-1A VFN Notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

              The interest charged under the ARCC CLO debt securitization is based on 3-month LIBOR which as of December 31, 2006 was 5.36%. For the year ended December 31, 2006, the effective average interest rate was 5.99%. For the year ended December 31, 2006, we incurred $7,714,178 of interest expense and the cash paid for interest was $7,235,837. The Company is also required to pay a commitment fee of 0.175% for any unused portion of the Class A-1A VFN Notes. For the year ended December 31, 2006, the commitment fee incurred was $42,063 on these notes.

9.     DERIVATIVE INSTRUMENTS

              In 2005, we entered into a costless collar agreement in order to manage the exposure to changing interest rates related to the Company's fixed rate investments. The costless collar agreement is for a notional amount of $20 million, has a cap of 6.5%, a floor of 2.72% and matures in 2008. The costless collar agreement allows us to receive an interest payment for any quarterly period when the 3-month LIBOR exceeds 6.5%, and requires us to pay an interest payment for any quarterly period when the 3-month LIBOR is less than 2.72%. The costless collar resets quarterly based on the 3-month LIBOR. As of December 31, 2006, the 3-month LIBOR was 5.36%. As of December 31, 2006 these derivatives had no fair value.

10.   RELATED PARTY TRANSACTIONS

              The underwriting costs related to the IPO were $7,425,000 or $0.675 per share. As a part of the IPO, the Investment Adviser, on our behalf, agreed to pay the underwriters $0.225 of the $0.675 per share in underwriting discount and commissions for a total of approximately $2.5 million. We were obligated to repay this amount, together with accrued interest (charged at the 3-month LIBOR plus 2% starting on October 8, 2004) (a) if during any four calendar quarter period ending on or after October 8, 2005 the sum of (i) the aggregate distributions, including return of capital, if any, to the stockholders and (ii) the change in net assets (defined as total assets less indebtedness) equals or exceeds 7.0% of the net assets at the beginning of such period (as adjusted for any share issuances or repurchases) or (b) upon the Company's liquidation. On March 8, 2005, the Company's board of directors approved entering into an amended and restated agreement with the Investment Adviser whereby the Company would be obligated to repay the Investment Adviser for the approximate $2.5 million only if the conditions for repayment referred to above were met before the third anniversary of the IPO. If one or more such events did not occur on or before October 8, 2007, we would not be obligated to repay this amount to the Investment Adviser. For the year ended December 31, 2005, the sum of our aggregate distributions to our stockholders and our change in net assets exceeded 7.0% of net assets as of December 31, 2004 (as adjusted for any share issuances). As a result, in February 2006 we repaid this amount together with accrued interest.

              In accordance with the Advisory Agreement, we bear all costs and expenses of the operation of the Company and reimburse the Investment Adviser for all such costs and expenses incurred in the operation of the Company. For the year ended December 31, 2006, the Investment Adviser incurred such expenses totaling $853,435. As of December 31, 2006, $54,807 was unpaid and such payable is included in accounts payable and accrued expenses in the accompanying consolidated balance sheet. For the year ended December 31, 2005, the Investment Adviser incurred such expenses totaling $243,377.

              During 2006, we entered into a sublease agreement with Ares Management, whereby Ares Management subleases approximately 25% of the office facilities that we lease, for a fixed rent equal to 25% of the basic annual rent payable by us under our lease, plus certain additional costs and expenses. For the year ended December 31, 2006, such amounts payable to the Company totaled $92,807. As of December 31, 2006, the entire amount was unpaid and included as a receivable in other assets in the accompanying consolidated balance sheet.

              As of December 31, 2006, Ares Management, of which the Investment Adviser is a wholly owned subsidiary, owned 666,667 shares of the Company's common stock representing approximately 1.3% of the total shares outstanding as of December 31, 2006.

              See Note 3 for a description of other related party transactions.

11.   STOCKHOLDERS' EQUITY

              On March 23, 2005, we completed a public add-on offering (the "Add-on Offering") of 12,075,000 shares of common stock (including the underwriters' over-allotment option of 1,575,000 shares) at $16.00 per share, less an underwriting discount and commissions totaling $0.72 per share. Total proceeds received from the Add-on Offering, net of the underwriters' discount and offering costs, were $183.9 million.

              On October 18, 2005, we completed a public add-on offering (the "October Add-on Offering") of 14,500,000 shares of common stock at $15.46 per share, less an underwriting discount and commissions totaling $0.6957 per share. Total proceeds received from the October Add-on Offering, net of the underwriters' discount and offering costs, were approximately $213.5 million.

              On July 18, 2006, we completed a public add-on offering (the "July Add-on Offering"), of 10,781,250 shares of common stock (including the underwriters' over-allotment option of 1,406,250 shares) at $15.67 per share, less an underwriting discount and commissions totaling $0.58 per share. Total proceeds received from the July Add-on Offering, net of the underwriters' discount and offering costs, were approximately $162.0 million.

              On December 19, 2006, we completed a public add-on offering (the "December Add-on Offering"), of 2,730,000 shares of common stock at $18.50 per share, less an underwriting discount and commissions totaling $0.19 per share. Total proceeds received from the December Add-on Offering, net of the underwriter's discount and offering costs, were approximately $49.8 million.

12.   DIVIDEND

              For the three months ended December 31, 2006, the Company declared a dividend on November 8, 2006 of $0.40 per share and an additional dividend of $0.10 per share for a total of $20,814,611 and $5,203,653, respectively. The record date for the dividends was December 15, 2006 and the dividends were distributed on December 29, 2006. For the three months ended September 30, 2006, the Company declared a dividend on August 9, 2006 of $0.40 per share for a total of $19,595,399. The record date was September 15, 2006 and the dividend was distributed on September 29, 2006. For the three months ended June 30, 2006, the Company declared a dividend on May 8, 2006 of $0.38 per share for a total of $14,481,380. The record date was June 15, 2006 and the dividend was distributed on June 30, 2006. For the three months ended March 31, 2006, the Company declared a dividend on February 28, 2006 of $0.36 per share for a total of $13,682,573. The record date was March 24, 2006 and the dividend was distributed on April 14, 2006.

              For the three months ended December 31, 2005, the Company declared a dividend on December 12, 2005 of $0.34 per share for a total of $12,889,224. The record date was December 22, 2005 and the dividend was distributed on January 17, 2006. For the three months ended September 30, 2005, the Company declared a dividend on September 6, 2005 of $0.34 per share for a total of $7,940,174. The record date was September 16, 2005 and the dividend was distributed on September 30, 2005. For the three months ended June 30, 2005, the Company declared a dividend on June 20, 2005 of $0.32 per share for a total of $7,413,951. The record date was June 30, 2005 and the dividend was distributed on July 15, 2005. For the three months ended March 31, 2005, the Company declared a dividend on February 23, 2005 of $0.30 per share for a total of $3,320,524. The record date was March 7, 2005 and the dividend was distributed on April 15, 2005.

13.   FINANCIAL HIGHLIGHTS

              The following is a schedule of financial highlights as of and for the years ended December 31, 2006 and December 31, 2005 and for the period from June 23, 2004 (inception) through December 31, 2004:

Per Share Data:	As of and for the year ended December 31, 2006	As of and for the year ended December 31, 2005	For the period from June 23,2004 (inception) through December 31, 2004
Net asset value, beginning of period(1)	$15.03	$14.43	$15.00
Issuance of common stock	0.20	0.39	(0.78)
Effect of antidilution	(0.03)	(0.16)	—
Underwriting costs (reimbursed to)/paid by the Investment Adviser (see Note 10)(2)	—	(0.11)	0.22
Net investment income for period(2)	1.31	1.15	0.25
Net realized and unrealized gains for period(2)	0.30	0.63	0.04

Net increase in stockholders' equity	1.61	1.90	(0.27)
Distributions from net investment income	(1.31)	(1.15)	(0.25)
Distributions in excess of net investment income	—	—	(0.01)
Distributions from net realized capital gains on securities	(0.33)	(0.15)	(0.02)

Total distributions to stockholders before return of capital	(1.64)	(1.30)	(0.28)
Tax return of capital	—	—	(0.02)

Total distributions	(1.64)	(1.30)	(0.30)
Net asset value at end of period(1)	$15.17	$15.03	$14.43

Per share market value at end of period	$19.11	$16.07	$19.43
Total return based on market value(3)	29.12%	(10.60)%	31.53%
Total return based on net asset value(4)	10.73%	12.04%	(1.80)%
Shares outstanding at end of period	52,036,527	37,909,484	11,066,767
Ratio/Supplemental Data:
Net assets at end of period	$789,433,404	$569,612,199	$159,708,305
Ratio of operating expenses to average net assets(5)(6)	8.84%	4.11%	5.24%
Ratio of net investment income to average net assets(5)(7)	9.19%	7.56%	8.54%
Portfolio turnover rate(5)	49%	34%	215%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the year ended December 31, 2006, the total return based on market value for the year ended December 31, 2006 equals the increase of the ending market value at December 31, 2006 of $19.11 per share over the ending market value at December 31, 2005 of $16.07 per share plus the declared dividend of $0.36 per share for holders of record on March 24, 2006, the declared dividend of $0.38 per share for holders of record on June 15, 2006, the declared dividend of $0.40 per share for holders of record on September 15, 2006, the declared dividend of $0.40 per share for holders of record on December 15, 2006 and the declared dividend of $0.10 per share for holders of record on December 15, 2006. For the year ended December 31, 2005, the total return based on market value equals the decrease of the ending market value at December 31,

  2005 of $16.07 per share over the ending market value at December 31, 2004 of $19.43, plus the declared dividend of $0.30 per share for holders of record on March 7, 2005, the declared dividend of $0.32 per share for holders of record on June 30, 2005, the declared dividend of $0.34 per share for holders of record on September 16, 2005 and the declared dividend of $0.34 per share for holders of record on December 22, 2005, divided by the market value at December 31, 2004. For the period from June 23, 2004 (inception) through December 31, 2004, the total return based on market value equals the increase of the ending market value at December 31, 2004 of $19.43 per share over the offering price of $15 per share, plus the declared dividend of $0.30 per share (includes return of capital of $0.01 per share) for holders of record on December 27, 2004, divided by the offering price. Total return based on market value is not annualized.

(4)
For the year ended December 31, 2006, the total return based on net asset value equals the change in net asset value during the period plus the declared dividend of $0.36 per share for holders of record on March 24, 2006, the declared dividend of $0.38 per share for holders of record on June 15, 2006, the declared dividend of $0.40 per share for holders of record on September 15, 2006, the declared dividend of $0.40 per share for holders of record on December 15, 2006 and the declared dividend of $0.10 per share for holders of record on December 15, 2006. The calculation was adjusted for shares issued in connection with dividend reinvestment plan, the issuances of common stock in connection with the July Add-on Offering and the December Add-on Offering. For the year ended December 31, 2005, the total return based on net asset value equals the change in net asset value during the period plus the declared dividend of $0.30 per share for holders of record on March 7, 2005, the declared dividend of $0.32 per share for holders of record on June 30, 2005, the declared dividend of $0.34 per share for holders of record on September 16, 2005 and the declared dividend of $0.34 per share for holders of record on December 22, 2005, divided by the beginning net asset value during the period. The calculation was adjusted for shares issued in connection with dividend reinvestment plan, the issuances of common stock in connection with the Add-on Offering and October Add-on Offering, and the reimbursement of underwriting costs paid by the Investment Adviser. For the period from June 23, 2004 (inception) through December 31, 2004 the total return based on net asset value equals the change in net asset value during the period plus the declared dividend of $0.30 per share (includes return of capital of $0.01 per share) for holders of record on December 27, 2004, divided by the beginning net asset value during the period. Total return based on net asset value is not annualized.

(5)
The ratios reflect an annualized amount.

(6)
For the year ended December 31, 2006, the ratio of operating expenses to average net assets consisted of 2.06% of base management fees, 2.95% of incentive management fees, 2.81% of the cost of borrowing and other operating expenses of 1.02%. For the year ended December 31, 2005, the ratio of operating expenses to average net assets consisted of 1.44% of base management fees, 1.17% of incentive management fees, 0.43% of the cost of borrowing and other operating expenses of 1.07%. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

14.   IMPACT OF NEW ACCOUNTING STANDARDS

              In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes," ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the Securities and Exchange Commission delayed the required implementation date of FIN 48 for business development companies until March 31, 2007. The Company is currently evaluating the implications of FIN 48, and its impact in the consolidated financial statements has not yet been determined.

              In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurement ("SFAS No. 157"). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements, but does not require any new fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, the Company is evaluating the implications of SFAS No. 157, and its impact in the consolidated financial statements has not yet been determined.

              In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity's first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of Statement 157. At this time, the Company is evaluating the implications of SFAS No. 159, and its impact in the consolidated financial statements has not yet been determined.

15.   SELECTED QUARTERLY DATA (Unaudited)

	2006
	Q4	Q3	Q2	Q1
Total Investment Income	$37,508,058	$31,831,794	$30,489,751	$20,191,305
Net investment income before net realized and unrealized gain on investments and incentive compensation	$23,508,149	$21,792,136	$16,233,294	$14,614,419
Incentive compensation	$5,188,969	$4,464,141	$6,940,399	$2,922,884
Net investment income before net realized and unrealized gain on investments	$18,319,180	$17,327,995	$9,292,895	$11,691,535
Net realized and unrealized gain on investments	$2,699,307	$813,127	$7,399,785	$2,151,498
Net increase in stockholders' equity resulting from operations	$21,018,487	$18,141,122	$16,692,680	$13,843,033
Basic and diluted earnings per common share	$0.42	$0.39	$0.44	$0.36
Net asset value per share as of the end of the quarter	$15.17	$15.06	$15.10	$15.03

	2005				Q4(1)
	Q4	Q3	Q2	Q1	2004
Total Investment Income	$14,890,281	$11,607,989	$9,601,615	$5,750,592	$4,380,848
Net investment income before net realized and unrealized gain on investments and incentive compensation	$11,071,081	$8,887,631	$7,567,053	$3,800,113	$3,009,749
Incentive compensation	$(510,478)	$2,643,353	$1,798,919	$270,284	$95,471
Net investment income before net realized and unrealized gain on investments	$11,581,559	$6,244,278	$5,768,134	$3,529,829	$2,914,278
Net realized and unrealized gain on investments	$4,281,465	$3,637,612	$1,834,122	$4,974,077	$475,393
Net increase in stockholders' equity resulting from operations	$15,863,024	$9,881,890	$7,602,256	$8,503,906	$3,389,671
Basic and diluted earnings per common share	$0.45	$0.42	$0.33	$0.69	$0.34
Net asset value per share as of the end of the quarter	$15.03	$15.08	$14.97	$14.96	$14.43

(1)
The Company was initially funded on June 23, 2004 (inception) but had no significant operations until the fourth quarter of 2004. The sole activity for the second and third quarters of 2004 was the incurrence of $199,183 in organizational expenses.

16.   SUBSEQUENT EVENTS

              On January 8, 2007, the underwriter exercised its over-allotment option of 409,500 shares of common stock granted in the December Add-on Offering at $18.50 per share less an underwriting discount and commissions totaling $0.19 per share. Total proceeds received from the sale of common stock pursuant to the over-allotment option, net of the underwriter's discount and offering costs, were approximately $7.5 million.

              On February 9, 2007, we completed a public add-on offering (the "February Add-on Offering") of 1,382,078 shares of common stock (including the underwriter's over-allotment option of 180,271 shares) at $19.95 per share, less an underwriting discount and commissions totaling $0.25 per share. Total proceeds received from the February Add-on Offering, net of the underwriter's discount and offering costs, were approximately $27.0 million.

              On March 1, 2007, in accordance with the "accordion" feature of the Revolving Credit Facility, we increased the aggregate principal amount of the Revolving Credit Facility by $100.0 million to a total of $350.0 million.

PART C

Other information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)
Financial Statements

    The following statements of Ares Capital Corporation (the "Company" or the "Registrant") are included in Part A of this Registration Statement:

Reports of Independent Registered Public Accounting Firm	F-2
Consolidated Balance Sheets as of December 31, 2006 and 2005	F-4
Consolidated Schedule of Investments as of December 31, 2006 and 2005	F-5
Consolidated Statements of Operations for the years ended December 31, 2006 and 2005 and for the period from June 23, 2004 (inception) through December 31, 2004	F-18
Consolidated Statements of Stockholders' Equity for the years ended December 31, 2006 and 2005 and for the period from June 23, 2004 (inception) through December 31, 2004	F-19
Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005 and for the period from June 23, 2004 (inception) through December 31, 2004	F-20
Notes to Consolidated Financial Statements	F-21
(2)
Exhibits

(a)	Articles of Amendment and Restatement(1)
(b)	Amended and Restated Bylaws(1)
(c)	Not Applicable
(d)(1)	Form of Stock Certificate(4)
(d)(2)	Form of Indenture(14)
(d)(3)	Statement of Eligibility of Trustee on Form T-1(14)
(e)	Dividend Reinvestment Plan(1)
(f)	Not Applicable
(g)	Amended and Restated Investment Advisory and Management Agreement between Registrant and Ares Capital Management LLC(2)
(h)(1)	Form of Underwriting Agreement for Equity(13)
(h)(2)	Form of Underwriting Agreement for Debt(13)
(i)	Not Applicable
(j)	Custodian Agreement between Registrant and U.S. Bank National Association(4)
(k)(1)	Administration Agreement between Registrant and Ares Technical Administration, LLC(1)
(k)(2)	Form of Stock Transfer Agency Agreement between Registrant and Computershare Investor Services, LLC(4)
(k)(3)	License Agreement between the Registrant and Ares Management LLC(1)

(k)(4)	Form of Indemnification Agreement between the Registrant and directors and certain officers(4)
(k)(5)	Form of Indemnification Agreement between the Registrant and the members of the Ares Capital Management LLC investment committee(4)
(k)(6)	Purchase and Sale Agreement, dated as of November 3, 2004, by and among Ares Capital Corporation and Ares Capital CP Funding LLC(5)
(k)(7)
Sale and Servicing Agreement, dated as of November 3, 2004, among Ares Capital CP, as borrower, Ares Capital as servicer, certain conduits and institutional lenders agented by Wachovia Capital Markets, LLC, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(5)
(k)(8)
Amendment No. 2 to Sale and Servicing Agreement, dated as of April 8, 2005, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer.(6)
(k)(9)
Amendment No. 3 to Sale and Servicing Agreement, dated as of October 31, 2005, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(7)
(k)(10)
Amendment No. 4 to Sale and Servicing Agreement, dated as of November 14, 2005, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(8)
(k)(11)	Senior Secured Revolving Credit Agreement, dated as of December 28, 2005, among Ares Capital Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent(9)
(k)(12)
Sale and Servicing Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, as issuer, ARCC CLO 2006 LLC, as trust depositor, Ares Capital Corporation, as originator and as servicer, U.S. Bank National Association, as trustee and as collateral administrator, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as backup servicer, and Wilmington Trust Company, as owner trustee(11)
(k)(13)	Commercial Loan Sale Agreement, dated as of July 7, 2006, between Ares Capital Corporation and ARCC CLO 2006 LLC(11)
(k)(14)	Indenture, dated as of July 7, 2006, between ARCC Commercial Loan Trust 2006 and U.S. Bank National Association(11)

(k)(15)	Amended and Restated Trust Agreement, dated as of July 7, 2006, among ARCC CLO 2006 LLC, Wilmington Trust Company and U.S. Bank National Association(11)
(k)(16)	Collateral Administration Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, Ares Capital Corporation and U.S. Bank National Association(11)
(k)(17)	Master Participation Agreement, dated as of July 7, 2006, between Ares Capital CP Funding LLC and Ares Capital Corporation(11)
(k)(18)	Class A-1A VFN Purchase Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, U.S. Bank National Association and other Class A-1A VFN noteholders party thereto(11)
(k)(19)
Amendment No. 6 to Sale and Servicing Agreement, dated as of November 1, 2006, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(12)
(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for Registrant(14)
(l)(2)	Opinion and Consent of Proskauer Rose LLP counsel for Registrant(14)
(m)	Not Applicable
(n)(1)	Consent of independent registered public accounting firm for Registrant*
(n)(2)	Opinion of independent registered public accounting firm for Registrant, regarding "senior securities" table contained herein(13)
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics(10)
99.1	Statement of Computation of Earnings to Fixed Charges(13)

*
Filed herewith.

(1)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on September 17, 2004.

(2)
Incorporated by reference to Exhibit Number 10.1 to the Registrant's Form 8-K dated as of June 2, 2006.

(3)
Incorporated by reference to the corresponding exhibit number to the Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on May 12, 2006.

(4)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on September 28, 2004.

(5)
Incorporated by reference to Exhibit Numbers 10.1 and 10.2, as applicable, to the Registrant's Form 8-K, dated as of November 3, 2004.

(6)
Incorporated by reference to Exhibit Number 10.1 to the Registrant's Form 8-K dated as of April 8, 2005.

(7)
Incorporated by reference to Exhibit Number 10.12 to the Registrant's Form 10-K for the year ended December 31, 2005.

(8)
Incorporated by reference to Exhibit Number 10.1 to the Registrant's Form 8-K dated as of November 14, 2005.

(9)
Incorporated by reference to Exhibit Number 10.1 to the Registrant's Form 8-K dated as of December 28, 2005.

(10)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed February 7, 2005.

(11)
Incorporated by reference to Exhibit Numbers 10.3 through 10.8, as applicable, to the Registrant's Form 10-Q dated as of August 9, 2006.

(12)
Incorporated by reference to Exhibit Number 10.1 to the Registrant's Form 10-Q dated as of November 8, 2006.

(13)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed March 19, 2007.

(14)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed March 23, 2007.

ITEM 26. MARKETING ARRANGEMENTS

              The information contained under the heading "Plan of Distribution" on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee	$64,200
NASDAQ Global Select Market Listing Fee	65,000	(1)
NASD filing fee	60,500	(1)
Accounting fees and expenses	35,000	(1)
Legal fees and expenses	200,000	(1)
Printing and engraving	60,000	(1)
Miscellaneous fees and expenses	15,300	(1)

Total	$500,000	(1)

(1)
These amounts are estimates.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Direct Subsidiaries

              The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

ARCC Cervantes Corporation (Delaware)	100%
ARCC CLO 2006 LLC (Delaware)	100%
ARCC IGS Corp.	100%
ARCC PAH Corp.	100%
ARCC WMA Corp.	100%
Ares Capital CP Funding LLC (Delaware)	100%
Ares Capital FL Holdings LLC (Delaware)	100%

Indirect Subsidiaries

              The following list sets forth each of ARCC Cervantes Corporation's subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by ARCC Cervantes Corporation of such subsidiary:

ARCC Cervantes LLC (Delaware)	100%

              Each of our direct and indirect subsidiaries is consolidated for financial reporting purposes.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

              The following table sets forth the approximate number of record holders of the Company's common stock at March 15, 2007.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value	16 (including Cede & Co.)

              As of March 15, 2007 we have 19 holders of our debt under the Debt Securitization, CP Funding Facility and the Revolving Credit Facility.

ITEM 30. INDEMNIFICATION

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

              Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors and officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Capital Management LLC (the "Adviser") and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser's services under the investment advisory and management agreement or otherwise as an investment adviser of the Company.

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Technical Administration, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Technical Administration, LLC's services under the administration agreement or otherwise as administrator for the Company.

              Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

              A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management." Additional information regarding the Adviser and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63168), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

              All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, Ares Capital Corporation, 280 Park Avenue, 22nd Floor, Building East, New York, New York 10017;

  (2)
  the Transfer Agent, Computershare Investor Services, LLC, 2 N. LaSalle Street, Chicago, Illinois 60602;

  (3)
  the Custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd floor, Boston, Massachusetts 02110; and

  (4)
  the Adviser, Ares Capital Management LLC 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

ITEM 33. MANAGEMENT SERVICES

              Not Applicable.

ITEM 34. UNDERTAKINGS

              The Registrant undertakes:

              (1)   to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (ii) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

              (2)   to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i)    to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii)   to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                  (iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

              (3)   that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective;

              (4)   to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

              (5)   that, for the purpose of determining any liability under the Securities Act of 1933, each post effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 23rd day of March, 2007.

ARES CAPITAL CORPORATION
By:
/s/ MICHAEL J. AROUGHETI Michael J. Arougheti President

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 23, 2007. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE

/s/ MICHAEL J. AROUGHETI Michael J. Arougheti	President (principal executive officer)
/s/ RICHARD S. DAVIS Richard S. Davis	Chief Financial Officer (principal financial and accounting officer)
* Douglas E. Coltharp	Director
* Frank E. O'Bryan	Director
* Robert L. Rosen	Director
* Bennett Rosenthal	Chairman and Director
* Eric B. Siegel	Director
*By:	/s/ MICHAEL D. WEINER Attorney-in-fact

EXHIBIT INDEX

(a)	Articles of Amendment and Restatement(1)
(b)	Amended and Restated Bylaws(1)
(c)	Not Applicable
(d)(1)	Form of Stock Certificate(4)
(d)(2)	Form of Indenture(14)
(d)(3)	Statement of Eligibility of Trustee on Form T-1(14)
(e)	Dividend Reinvestment Plan(1)
(f)	Not Applicable
(g)	Amended and Restated Investment Advisory and Management Agreement between Registrant and Ares Capital Management LLC(2)
(h)(1)	Form of Underwriting Agreement for Equity(13)
(h)(2)	Form of Underwriting Agreement for Debt(13)
(i)	Not Applicable
(j)	Custodian Agreement between Registrant and U.S. Bank National Association(4)
(k)(1)	Administration Agreement between Registrant and Ares Technical Administration, LLC(1)
(k)(2)	Form of Stock Transfer Agency Agreement between Registrant and Computershare Investor Services, LLC(4)
(k)(3)	License Agreement between the Registrant and Ares Management LLC(1)
(k)(4)	Form of Indemnification Agreement between the Registrant and directors and certain officers(4)
(k)(5)	Form of Indemnification Agreement between the Registrant and the members of the Ares Capital Management LLC investment committee(4)
(k)(6)	Purchase and Sale Agreement, dated as of November 3, 2004, by and among Ares Capital Corporation and Ares Capital CP Funding LLC(5)
(k)(7)
Sale and Servicing Agreement, dated as of November 3, 2004, among Ares Capital CP, as borrower, Ares Capital as servicer, certain conduits and institutional lenders agented by Wachovia Capital Markets, LLC, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(5)
(k)(8)
Amendment No. 2 to Sale and Servicing Agreement, dated as of April 8, 2005, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(6)
(k)(9)
Amendment No. 3 to Sale and Servicing Agreement, dated as of October 31, 2005, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(7)

(k)(10)
Amendment No. 4 to Sale and Servicing Agreement, dated as of November 14, 2005, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(8)
(k)(11)	Senior Secured Revolving Credit Agreement, dated as of December 28, 2005, among Ares Capital Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent(9)
(k)(12)	Sale and Servicing Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, as issuer, ARCC CLO 2006 LLC, as trust depositor, Ares Capital Corporation, as originator and as servicer, U.S. Bank National Association, as trustee and as collateral administrator, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as backup servicer, and Wilmington Trust Company, as owner trustee(11)
(k)(13)	Commercial Loan Sale Agreement, dated as of July 7, 2006, between Ares Capital Corporation and ARCC CLO 2006 LLC(11)
(k)(14)	Indenture, dated as of July 7, 2006, between ARCC Commercial Loan Trust 2006 and U.S. Bank National Association(11)
(k)(15)	Amended and Restated Trust Agreement, dated as of July 7, 2006, among ARCC CLO 2006 LLC, Wilmington Trust Company and U.S. Bank National Association(11)
(k)(16)	Collateral Administration Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, Ares Capital Corporation and U.S. Bank National Association(11)
(k)(17)	Master Participation Agreement, dated as of July 7, 2006, between Ares Capital CP Funding LLC and Ares Capital Corporation(11)
(k)(18)	Class A-1A VFN Purchase Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, U.S. Bank National Association and other Class A-1A VFN noteholders party thereto(11)
(k)(19)	Amendment No. 6 to Sale and Servicing Agreement, dated as of November 1, 2006, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(12)
(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for Registrant(14)
(l)(2)	Opinion and Consent of Proskauer Rose LLP, counsel for Registrant(14)
(m)	Not Applicable
(n)(1)	Consent of independent registered public accounting firm for Registrant*
(n)(2)	Opinion of independent registered public accounting firm for Registrant, regarding "senior securities" table contained herein(13)
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics(10)
99.1	Statement of Computation of Earnings to Fix Charges(13)

*
Filed herewith.

(1)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on September 17, 2004.

(2)
Incorporated by reference to Exhibit Number 10.1 to the Registrant's Form 8-K dated as of June 2, 2006.

(3)
Incorporated by reference to the corresponding exhibit number to the Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on May 12, 2006.

(4)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on September 28, 2004.

(5)
Incorporated by reference to Exhibit Numbers 10.1 and 10.2, as applicable, to the Registrant's Form 8-K, dated as of November 3, 2004.

(6)
Incorporated by reference to Exhibit Number 10.1 to the Registrant's Form 8-K dated as of April 8, 2005.

(7)
Incorporated by reference to Exhibit Number 10.12 to the Registrant's Form 10-K for the year ended December 31, 2005.

(8)
Incorporated by reference to Exhibit Number 10.1 to the Registrant's Form 8-K dated as of November 14, 2005.

(9)
Incorporated by reference to Exhibit Number 10.1 to the Registrant's Form 8-K dated as of December 28, 2005.

(10)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed February 7, 2005.

(11)
Incorporated by reference to Exhibit Numbers 10.3 through 10.8, as applicable, to the Registrant's Form 10-Q dated as of August 9, 2006.

(12)
Incorporated by reference to Exhibit Number 10.1 to the Registrant's Form 10-Q dated as of November 8, 2006.

(13)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed March 19, 2007.

(14)
Incorporated by reference to the corresponding exhibit number to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed March 23, 2007.

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TABLE OF CONTENTS
ABOUT THIS PROSPECTUS
PROSPECTUS SUMMARY
THE COMPANY
  About Ares
  Ares Capital Management
  MARKET OPPORTUNITY
  COMPETITIVE ADVANTAGES
  Existing investment platform
  Seasoned management team
  Experience and focus on middle market companies
  Disciplined investment philosophy
  Extensive industry focus
  Flexible transaction structuring
  OPERATING AND REGULATORY STRUCTURE
  LIQUIDITY
  RISK FACTORS
  OUR CORPORATE INFORMATION
OFFERINGS
FEES AND EXPENSES
  Example
SELECTED FINANCIAL AND OTHER DATA
ARES CAPITAL CORPORATION AND SUBSIDIARIES SELECTED FINANCIAL DATA As of and For the Years Ended December 31, 2006 and December 31, 2005 and As of and For the Period June 23, 2004 (inception) Through December 31, 2004
SELECTED QUARTERLY DATA (Unaudited)
RISK FACTORS
  RISKS RELATING TO OUR BUSINESS
  A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.
  The Company may not replicate Ares' historical success.
  We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals.
  Our financial condition and results of operation will depend on our ability to manage future growth effectively.
  Our ability to grow will depend on our ability to raise capital.
  We operate in a highly competitive market for investment opportunities.
  We will be subject to corporate-level income tax if we are unable to qualify as a RIC.
  We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
  Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.
  We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.
  We will be exposed to risks associated with changes in interest rates.
  Many of our portfolio investments are not publicly traded and, as a result, there will be uncertainty as to the value of our portfolio investments.
  The lack of liquidity in our investments may adversely affect our business.
  We may experience fluctuations in our quarterly results.
  There are significant potential conflicts of interest that could impact our investment returns.
  Our investment adviser's liability is limited under the investment management agreement, and we will indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.
  We may be obligated to pay our manager incentive compensation even if we incur a loss.
  Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.
  Our ability to enter into transactions with our affiliates is restricted.
  We are a new company with a limited operating history.
  Our investment adviser and the members of its investment committee have limited experience managing a BDC.
  RISKS RELATING TO OUR INVESTMENTS
  Our investments may be risky, and you could lose all or part of your investment.
  Our portfolio is concentrated in a limited number of portfolio companies, which subjects us to a risk of significant loss if any of these companies defaults on its obligations.
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.
  There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
  An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies and a greater vulnerability to economic downturns.
  Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.
  Investments in equity securities involve a substantial degree of risk.
  Our incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.
  Our investments in foreign debt may involve significant risks in addition to the risks inherent in U.S. investments. We may expose ourselves to risks if we engage in hedging transactions.
  We will initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.
  When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.
  Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
  RISKS RELATING TO OFFERINGS PURSUANT TO THIS PROSPECTUS
  There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.
  Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
  Investing in our shares may involve an above average degree of risk.
  The market price of our common stock may fluctuate significantly.
  The trading market or market value of our publicly issued debt securities may fluctuate.
  Terms relating to redemption may materially adversely affect your return on the debt securities.
  Our credit ratings may not reflect all risks of an investment in the debt securities.
  We may allocate the net proceeds from offerings in ways with which you may not agree.
  Our shares may trade at discounts from net asset value.
  Investors in offerings of our common stock will incur immediate dilution upon the closing of such offering.
  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
FORWARD-LOOKING STATEMENTS
USE OF PROCEEDS
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
RATIOS OF EARNINGS TO FIXED CHARGES
  OVERVIEW
  CRITICAL ACCOUNTING POLICIES
  PORTFOLIO AND INVESTMENT ACTIVITY
  RESULTS OF OPERATIONS
  Investment Income
  Operating Expenses
  Income Tax Expense, Including Excise Tax
  Net Realized Gains/Losses
  Net Unrealized Gains/Losses on Investments
  Net Increase in Stockholders' Equity Resulting From Operations
  Investment Income
  Operating Expenses
  Net Realized Gains/Losses
  Net Unrealized Gains/Losses on Investments
  Net Increase in Stockholders' Equity Resulting From Operations
  FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES
  OFF BALANCE SHEET ARRANGEMENTS
  RECENT DEVELOPMENTS
  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
SENIOR SECURITIES
BUSINESS
  GENERAL
  About Ares
  Ares Capital Management
  MARKET OPPORTUNITY
  COMPETITIVE ADVANTAGES
  Existing investment platform
  Seasoned management team
  Experience and focus on middle market companies
  Disciplined investment philosophy
  Extensive industry focus
  Flexible transaction structuring
  OPERATING AND REGULATORY STRUCTURE
  INVESTMENTS
  INVESTMENT SELECTION
  Intensive due diligence
  Selective investment process
  Investment structure
  ONGOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES
  MANAGERIAL ASSISTANCE
  COMPETITION
  LEVERAGE
  STAFFING
  PROPERTIES
  LEGAL PROCEEDINGS
PORTFOLIO COMPANIES
ARES CAPITAL CORPORATION AND SUBSIDIARIES PORTFOLIO COMPANIES As of December 31, 2006
  Diversified Specialty Institutes
MANAGEMENT
  EXECUTIVE OFFICERS AND BOARD OF DIRECTORS
  Directors
  Executive officers who are not directors
  Biographical information
  Independent directors
  Interested directors
  Executive officers who are not directors
  INVESTMENT COMMITTEE
  Members of Ares Capital Management's investment committee who are not directors or officers of the Company
  OTHER INVESTMENT PROFESSIONALS
  COMMITTEES OF THE BOARD OF DIRECTORS
  Audit committee
  Nominating committee
  Compensation committee
  Meetings
  COMPENSATION TABLE
  PORTFOLIO MANAGERS
  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
  Management services
  Management fee
  Examples of Quarterly Incentive Fee Calculation
  Example 1: Income Related Portion of Incentive Fee(1)
  Alternative 1
  Alternative 2
  Alternative 3
  Example 2: Capital Gains Portion of Incentive Fee
  Alternative 1
  Alternative 2
  Payment of our expenses
  Duration and termination
  Indemnification
  Organization of the investment adviser
  Board Consideration of the Investment Advisory and Management Agreement
  ADMINISTRATION AGREEMENT
  Indemnification
CERTAIN RELATIONSHIPS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
DETERMINATION OF NET ASSET VALUE
DIVIDEND REINVESTMENT PLAN
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
DESCRIPTION OF OUR CAPITAL STOCK
  STOCK
  Common Stock
  Preferred Stock
  LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES
  PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS
  Classified board of directors
  Election of directors
  Number of directors; vacancies; removal
  Action by stockholders
  Advance notice provisions for stockholder nominations and stockholder proposals
  Calling of special meetings of stockholders
  Approval of extraordinary corporate action; amendment of charter and bylaws
  No appraisal rights
  Control share acquisitions
  Business combinations
  Conflict with 1940 Act
DESCRIPTION OF OUR PREFERRED STOCK
DESCRIPTION OF OUR WARRANTS
DESCRIPTION OF OUR DEBT SECURITIES
  General
  Conversion and Exchange
  Payment and Paying Agents
  Events of Default
  Merger or Consolidation
  Modification or Waiver
  Defeasance
  Form, Exchange and Transfer of Certificated Registered Securities
  Resignation of Trustee
  Indenture Provisions—Subordination
  The Trustee under the Indenture
  Certain Considerations Relating to Foreign Currencies
  Book-Entry Debt Securities
REGULATION
  QUALIFYING ASSETS
  MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES
  TEMPORARY INVESTMENTS
  INDEBTEDNESS AND SENIOR SECURITIES
  CODE OF ETHICS
  PROXY VOTING POLICIES AND PROCEDURES
  PRIVACY PRINCIPLES
  OTHER
  Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
PLAN OF DISTRIBUTION
LEGAL MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
AVAILABLE INFORMATION
ARES CAPITAL CORPORATION AND SUBSIDIARIES CONSOLIDATED SCHEDULE OF INVESTMENTS As of December 31, 2006
ARES CAPITAL CORPORATION AND SUBSIDIARIES CONSOLIDATED SCHEDULE OF INVESTMENTS As of December 31, 2005
ARES CAPITAL CORPORATION AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS As of December 31, 2006
PART C Other information
SIGNATURES
EXHIBIT INDEX